              As filed with the Securities and Exchange Commission
                              on February 28, 2003


                        Registration No. 333-447 811-7505
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]

                           Pre-Effective Amendment No.
[ ]


                        Post-Effective Amendment No. 27
[X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]


                                Amendment No. 30
[X]

                        (Check appropriate box or boxes)


                       AMERICAN INDEPENDENCE FUNDS TRUST
               (Exact name of Registrant as specified in charter)

                                3435 Stelzer Road
                              Columbus, Ohio 43219

                Address of Principal Executive Offices Zip Code)

       Registrant's Telephone Number, including Area Code: (888) 266-8787

                              George Stevens, Esq.

                               BISYS Fund Services
                                3435 Stelzer Road

                              Columbus, Ohio 43219
                     (Name and Address of Agent for Service)

                                    Copy to:

                             Thomas Majewski, Esq.

                    Paul, Weiss, Rifkind, Wharton & Garrison
                           1285 Avenue of the Americas

                          New York, New York 10019-6064

             It is proposed that this filing will become effective:

                        immediately upon filing pursuant to Rule 485(b)
                  ---


                   x    on March 1, 2003 pursuant to Rule 485(b)
                  ---


                        60 days after filing pursuant to Rule 485(a)
                  ---
                        75 days after filing pursuant to Rule 485(a)
                  ---

                        on [         ], 2003 pursuant to Rule 485(a)
                  ---


     Registrant has adopted a master-feeder operating structure for the International Multi-Manager Stock Fund. In that regard, this Post-Effective Amendment includes the signature pages for the AMR Investment Services Trust with respect to the International Equity Portfolio, of which the International Multi-Manager Stock Fund invests all of its investable assets.



     The Prospectuses and Statement of Additional Information describing the NestEgg Funds, series of the Registrant, included in the Post-Effective Amendment No. 26 as filed pursuant to Rule 485(b) on January 30, 2003 is incorporated by reference herein.

                       AMERICAN INDEPENDENCE FUNDS TRUST


                                 IS MANAGED BY


                  INTRUST FINANCIAL SERVICES, INC. ("INTRUST")


                                   QUESTIONS?
                           Call 888-266-8787 or your
                           investment representative.

                          AMERICAN INDEPENDENCE FUNDS

                                   STOCK FUND
                     INTERNATIONAL MULTI-MANAGER STOCK FUND
                              ULTRASHORT BOND FUND
                             INTERMEDIATE BOND FUND
                          KANSAS TAX-EXEMPT BOND FUND
                               MONEY MARKET FUND

                                   PROSPECTUS


                                 MARCH 1, 2003

                       [AMERICAN INDEPENDENCE FUNDS LOGO]
                     THE SECURITIES AND EXCHANGE COMMISSION
                     HAS NOT APPROVED THE SHARES DESCRIBED
                        IN THIS PROSPECTUS OR DETERMINED
                      WHETHER THIS PROSPECTUS IS ACCURATE
                     OR COMPLETE. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.


                        THE NOTICE OF PRIVACY POLICY AND


                       PRACTICES OF THE FUNDS IS INCLUDED


                        WITH THIS PROSPECTUS BUT IS NOT


                           CONSIDERED TO BE A PART OF


                                THE PROSPECTUS.

TABLE OF CONTENTS

[ICON]

RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

Carefully review this important section, which summarizes each Fund's investments, risks, past performance, and fees.


   3  Stock Fund
   7  International Multi-Manager Stock Fund
  11  UltraShort Bond Fund
  15  Intermediate Bond Fund
  19  Kansas Tax-Exempt Bond Fund
  23  Money Market Fund


[ICON]

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

Review this section for information on investment strategies and their risks.


  27  Stock Fund
  29  International Multi-Manager Stock Fund
  31  UltraShort Bond Fund
  33  Intermediate Bond Fund
  35  Kansas Tax-Exempt Bond Fund
  37  Money Market Fund


[ICON]

FUND MANAGEMENT
--------------------------------------------------------------------------------

Review this section for details on the people and organizations who oversee the Funds.


  40  The Investment Adviser
  40  Portfolio Managers
  41  Sub-Advisers
  42  The Distributor


[ICON]

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.



  43  Pricing of Fund Shares
  44  Purchasing and Adding to Your Shares
  47  Selling Your Shares
  49  General Policies on Selling Shares
  51  Distribution Arrangements
  55  Dividends, Distributions and Taxes
  56  Exchanging Your Shares



[ICON]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  57



BACK COVER
--------------------------------------------------------------------------------



      Where to Learn More About the Funds

  RISK/RETURN SUMMARY AND FUND EXPENSES

                               [ICON]

                                               RISK/RETURN SUMMARY OF THE
                                               STOCK FUND

    INVESTMENT OBJECTIVE              The Fund's goal is to provide investors with long-term
                                      capital appreciation.

    PRINCIPAL                         The Fund normally invests at least 80% of its net assets,
    INVESTMENT STRATEGIES             plus borrowings for investment purposes, in common and/or
                                      preferred stocks and at least 65% of its total assets in
                                      such stocks issued by U.S. companies with large market
                                      capitalizations (over $5 billion) at the time of purchase.
                                      The Fund's investment adviser uses a value oriented approach to selecting stocks by identifying stocks that it considers undervalued (i.e. priced less than its real worth). The
                                      Fund's investment adviser also considers the company's
                                      soundness and earnings prospects. If the Fund's investment adviser determines a company may no longer benefit from the current market and economic environment and shows declining fundamentals, it will eliminate the Fund's holding of the
                                      company's stock. The Fund may also invest in securities that are convertible into common stock and preferred stock.

    PRINCIPAL                         The value of the Fund's investments, and the value of your
    INVESTMENT RISKS                  investments in the Fund, will fluctuate with market
                                      conditions. You may lose money on your investment in the
                                      Fund, or the Fund could underperform other investments.
                                      Other principal risks include:

    INVESTMENT                        Investment style risk is the chance that returns from
    STYLE RISK                        large-capitalization stocks, selected using a value oriented approach, will trail returns from other asset classes or the overall stock market.

    MARKET RISK                       Market risk is the chance that the value of the Fund's
                                      investments in stocks will decline due to drops in the stock market.

    MANAGER RISK                      Manager risk is the chance that poor security selection will cause the Fund to underperform other funds with similar
                                      investment objectives.

                                      An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
                                      Corporation or any other government agency.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                               [ICON]



The bar chart and the table give some indication of the risks of an investment in the Fund by showing in the bar chart how the Fund has performed from year to year and by comparing in the table the Fund's performance over time to that of the Standard & Poor's 500(R) Composite Stock Index ("S&P 500(R)"), a widely recognized, unmanaged index of common stocks. Prior to December 1999, the Fund was managed by another sub-adviser.
Both the bar chart and the table assume reinvestment of dividends and distributions and reflect voluntary and contractual fee reductions. Without such fee reductions, the Fund's performance would have been lower.
The returns for the Premium Class will differ from the Service Class returns because of differences in expenses of each class. Premium Class has not yet been offered to the public. Of course, past performance does not indicate how the Fund will perform in the future.


              STOCK FUND
              PERFORMANCE BAR CHART AND TABLE
              YEAR-BY-YEAR TOTAL RETURNS -- SERVICE CLASS SHARES(1)

[BAR GRAPH IN %]

1998                                                                              9.85
1999                                                                             -4.15
2000                                                                             23.99
2001                                                                             -1.19
2002                                                                            -17.57


 Best quarter:           12.40%    Q3   '00
 Worst quarter:         -17.89%    Q3   '02
 ---------------------------------------------


       -------------------
       (1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if sales charges were included.


                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                 ONE YEAR ENDED   FIVE YEARS ENDED
                                                                  DECEMBER 31,      DECEMBER 31,       SINCE
                                                 INCEPTION            2002              2002         INCEPTION
                                              ----------------------------------------------------------------
 SERVICE CLASS -- RETURN BEFORE TAXES(2)      January 21, 1997      -21.71%             0.21%          3.02%
                                              ----------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS(2)                             -22.27%            -1.65%          1.06%
                                              ----------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS (2) AND
 SALE OF SHARES                                                     -13.33%            -0.65%          1.55%
                                              ----------------------------------------------------------------
 S&P 500(R) INDEX (REFLECTS NO DEDUCTION FOR
 FEES, EXPENSES OR TAXES)                     January 23, 1997      -22.10%            -0.59%          3.41%
--------------------------------------------------------------------------------------------------------------



(2) These figures reflect deduction of sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                               [ICON]



                                               STOCK FUND
                                               FEES AND EXPENSES

As an investor in the Stock Fund, you will pay the following fees and expenses when you buy and hold shares. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.



 SHAREHOLDER FEES
 (FEES PAID BY
 YOU DIRECTLY)                       SERVICE SHARES   PREMIUM SHARES

 Maximum Sales Charge (Load)
 Imposed on Purchases
 (as a percentage of offering
 price)                                  5.00%             None

 ANNUAL FUND
 OPERATING EXPENSES
 (FEES PAID FROM
 FUND ASSETS)                        SERVICE SHARES   PREMIUM SHARES

 Management fee(1,3)                     1.00%            1.00%
 Distribution (12b-1) fee(2,3)           0.25%            0.75%
 Other expenses(1,3)                     0.62%            0.62%
 Total Fund operating expenses           1.87%            2.37%
 Fee waivers(1,2,3)                      0.58%            1.08%
 Net Expenses(3)                         1.29%            1.29%


   ---------------

   (1) INTRUST is currently contractually waiving a portion of its management fee due from the Fund such that total expenses after fee waivers by INTRUST and BISYS are limited to 1.29% for both Service shares and Premium shares.

   (2) BISYS Fund Services, LP ("BISYS") is currently contractually waiving its entire Distribution Fee.


   (3) The contractual expense limitations are in effect through March 1, 2004.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                               [ICON]



                                               STOCK FUND
                                               EXPENSE EXAMPLE

USE THE TABLE AT RIGHT TO COMPARE FEES AND EXPENSES OF THE FUND WITH THOSE OF OTHER MUTUAL FUNDS. IT ILLUSTRATES THE AMOUNT OF FEES AND EXPENSES YOU WOULD PAY, ASSUMING THE FOLLOWING:
  - $10,000 INVESTMENT
  - 5% ANNUAL RETURN
  - REDEMPTION AT THE END OF EACH PERIOD

  - NO CHANGES IN THE FUND'S EXPENSES EXCEPT THE EXPIRATION OF THE CURRENT CONTRACTUAL FEE WAIVERS ON MARCH 1, 2004

BECAUSE THIS EXAMPLE IS HYPOTHETICAL AND FOR COMPARISON ONLY, YOUR ACTUAL COSTS WILL BE DIFFERENT.


                                     1        3        5       10
 STOCK FUND                       YEAR    YEARS    YEARS    YEARS
 SERVICE SHARES                   $625   $1,003   $1,405   $2,527

 PREMIUM SHARES                   $131   $  634   $1,163   $2,614
 ----------------------------------------------------------------

  RISK/RETURN SUMMARY AND FUND EXPENSES

                               [ICON]

                                               RISK/RETURN SUMMARY OF THE
                                               INTERNATIONAL MULTI-MANAGER STOCK
                                               FUND

   The Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio (the "Portfolio"), a series of the AMR Investment Services Trust ("AMR Trust") managed by AMR Investment Services, Inc. (the "Manager").


    INVESTMENT OBJECTIVE              The Fund's goal is to provide investors with long-term
                                      capital appreciation. The Fund seeks its objective by
                                      investing in equity securities of issuers based outside of the United States.

    PRINCIPAL                         In attempting to achieve its investment objective, the Fund
    INVESTMENT STRATEGIES             invests in the Portfolio which, under ordinary
                                      circumstances, invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks and
                                      securities convertible into common stocks of issuers in at least three different countries located outside the United
                                      States. The Manager allocates the assets of the Portfolio
                                      among four investment advisers.
                                      The Manager selects securities based upon a country's
                                      economic outlook, market valuation and potential changes in currency exchange rates. When purchasing equity securities, primary emphasis is placed on undervalued securities with
                                      above average growth expectations.

    PRINCIPAL                         The value of the Fund's investments, and the value of your
    INVESTMENT RISKS                  investments in the Fund will fluctuate with market
                                      conditions. You may lose money on your investment in the
                                      Fund, or the Fund could underperform other investments. By investing all of its investable assets in the Portfolio, the
                                      Fund may be subject to changes approved by other investors in the Portfolio (see "Distribution Arrangements" -- "Master
                                      Feeder Fund Arrangements"). Other principal risks include:

    MARKET RISK                       Market risk is the chance that the value of the Fund's
                                      investments in stocks will decline due to drops in the stock market.

    FOREIGN INVESTMENT RISK           Overseas investing carries potential risks, including
                                      currency, political and foreign issuer risks not associated with domestic investments.

    DERIVATIVES RISK                  The Fund may use derivatives, such as futures contracts,
                                      foreign currency forward contracts and options on futures as a hedge against foreign currency fluctuations. There can be no assurance that any strategy used will succeed. If one of the investment advisers incorrectly forecasts currency
                                      exchange rates in utilizing a derivatives strategy for the
                                      Fund, the Fund could lose money.

    MANAGER RISK                      Manager risk is the chance that poor security selection will cause the Fund to underperform other funds with similar
                                      investment objectives.

                                      An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
                                      Corporation or any other government agency.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                               [ICON]


The bar chart and table on this page show how the International Multi-Manager Stock Fund has performed from year to year. This performance includes the performance of the Portfolio in which the Fund currently invests 100% of its assets and the American AAdvantage International Equity Fund--Institutional Class (the "Predecessor"). The Predecessor was organized on August 7, 1991 and operated as a stand alone fund until it became one of the initial feeder trusts ("Initial Feeder Fund") of the Portfolio when the American AAdvantage Funds reorganized into a master-feeder structure on November 1, 1995. The performance shown in the bar chart and table represents: the actual performance of the Fund since January 20, 1997 (its inception) through December 31, 2002; the actual performance of the Portfolio from November 1, 1995 (its inception) through January 19, 1997(2); and the actual performance of the Predecessor from August 7, 1991 (its inception) through October 31, 1995. This performance would have been significantly lower, taking into account the current fees of the Fund, because the Portfolio's performance reflects no fees at the feeder level and the Predecessor had lower fees.

The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The table below it compares the Fund's performance over time to that of the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index, a widely recognized, unmanaged representative of the aggregate performance of international stock markets.
Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions, which, if otherwise, would cause performance to be lower. Of course, past performance does not indicate how the Fund will perform in the future.


              INTERNATIONAL MULTI-MANAGER STOCK FUND
              PERFORMANCE BAR CHART AND TABLE

              YEAR-BY-YEAR TOTAL RETURNS -- SERVICE CLASS SHARES(1)

[BAR CHART IN %]

1993                                                                             42.21
----                                                                             -----
1994                                                                              1.01
1995                                                                             17.83
1996                                                                              20.1
1997                                                                              8.82
1998                                                                             11.29
1999                                                                             26.45
2000                                                                             -4.29
2001                                                                            -15.78
2002                                                                            -13.95



 Best quarter:           15.10%  Q4   '98
 Worst quarter:         -22.23%  Q3   '02
 ---------------------------------------------

       -------------------

       (1) These figures reflect year-by-year total returns for the Fund, the Portfolio and the Predecessor and are as of December 31 of each year. They do not reflect sales charges and would be lower, if sales charges were included.

       (2) The performance of the Portfolio was calculated by adjusting the performance of the Initial Feeder Fund to exclude fees and expenses paid at the level of the Initial Feeder Fund.
       The returns for the Premium Class will differ from the Service Class returns because of differences in expenses of each class. Premium Class has not yet been offered to the public.


       The Fund's after-tax returns shown below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



                                                           AVERAGE ANNUAL TOTAL RETURNS
                                              ONE YEAR ENDED      FIVE YEARS ENDED     TEN YEARS ENDED
                                             DECEMBER 31, 2002    DECEMBER 31, 2002   DECEMBER 31, 2002
                                            -----------------------------------------------------------
 SERVICE CLASS(3) -- RETURN BEFORE TAXES          -18.23%               -1.50%              7.44%
                                            -----------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS              -18.77%               -2.62%              6.75%
                                            -----------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND
 SALE OF SHARES                                   -11.20%               -1.26%              6.20%
                                            -----------------------------------------------------------
 MSCI EAFE INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                     -15.66%               -2.61%              4.30%
-------------------------------------------------------------------------------------------------------



(3) These figures reflect deduction of sales charges.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                               [ICON]



                                               INTERNATIONAL MULTI-MANAGER STOCK
                                               FUND
                                               FEES AND EXPENSES

As an investor in the International Multi-Manager Stock Fund, you will pay the following fees and expenses when you buy and hold shares. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.



 SHAREHOLDER FEES
 (FEES PAID BY
 YOU DIRECTLY)                       SERVICE SHARES   PREMIUM SHARES

 Maximum Sales Charge (Load)
 Imposed on Purchases
 (as a percentage of offering
 price)                                  5.00%             None

 ANNUAL FUND
 OPERATING EXPENSES
 (FEES PAID FROM
 FUND ASSETS)                        SERVICE SHARES   PREMIUM SHARES

 Management fee(1,3)                     0.77%            0.77%
 Distribution (12b-1) fee(2,3)           0.25%            0.75%
 Other expenses(3)                       0.69%            0.69%
 Total Fund operating expenses           1.71%            2.21%
 Fee waivers(1,2,3)                      0.42%            0.92%
 Net Expenses(3)                         1.29%            1.29%


   ---------------


   (1) INTRUST is entitled to receive 0.40% in management fees from the Fund. INTRUST is currently contractually waiving a portion of its management fees such that total expenses after fee waivers by INTRUST and BISYS are limited to 1.29% for both Service shares and Premium shares. Because the Fund invests all of its assets in the Portfolio, the Fund must pay its proportionate share of management fees (0.37%) to the Portfolio.


   (2) BISYS is currently contractually waiving its entire Distribution fee.


   (3) Reflects expenses of both the Fund and the Portfolio. The contractual expense limitations are in effect through March 1, 2004. The Fund must pay its proportionate share of administration fees of the Portfolio. The Fund's Board of Trustees believes that the aggregate per share expenses of the Fund and the Portfolio will be approximately equal to the expenses that the Fund would incur if its assets were invested directly in the type of securities in which the Fund may invest.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                               [ICON]



                                               INTERNATIONAL MULTI-MANAGER STOCK
                                               FUND
                                               EXPENSE EXAMPLE

USE THE TABLE AT RIGHT TO COMPARE FEES AND EXPENSES OF THE FUND WITH THOSE OF OTHER MUTUAL FUNDS. IT ILLUSTRATES THE AMOUNT OF FEES AND EXPENSES YOU WOULD PAY, ASSUMING THE FOLLOWING:
  - $10,000 INVESTMENT
  - 5% ANNUAL RETURN
  - REDEMPTION AT THE END OF EACH PERIOD

  - NO CHANGES IN THE FUND'S EXPENSES EXCEPT THE EXPIRATION OF THE CURRENT CONTRACTUAL FEE WAIVERS ON MARCH 1, 2004

BECAUSE THIS EXAMPLE IS HYPOTHETICAL AND FOR COMPARISON ONLY, YOUR ACTUAL COSTS WILL BE DIFFERENT.


 INTERNATIONAL MULTI-MANAGER       1        3        5       10
 STOCK FUND                       YEAR   YEARS   YEARS    YEARS
 SERVICE SHARES                   $625   $969   $1,336   $2,366

 PREMIUM SHARES                   $131   $598   $1.092   $2,453
 --------------------------------------------------------------

  RISK/RETURN SUMMARY AND FUND EXPENSES

                               [ICON]

                                               RISK/RETURN SUMMARY OF THE
                                               ULTRASHORT BOND FUND*


    INVESTMENT OBJECTIVES             The Fund's goal is to provide investors with as high a level of current income as is consistent with liquidity and safety of principal.



    PRINCIPAL                         The Fund normally invests at least 80% of its net assets,
    INVESTMENT STRATEGIES             plus borrowings for investment purposes, in short-term bonds such as U.S. Government Securities, corporate bonds and
                                      asset-backed securities (including mortgage-backed
                                      securities) ("Bonds").



                                      The Bonds' maturities (i.e. the date when a bond issuer
                                      agrees to return the bond's principal, or face value, to the bond's buyer, or, in the case of asset-backed securities,
                                      the average life of such principal payments) will range from short-term (including overnight) to 12 years. Under normal conditions, the Fund intends to maintain a dollar weighted average maturity of between 1 and 2 years, when weighted
                                      according to the Fund's holdings. At least 65% of the Fund's total assets will be invested in Bonds that are rated, at
                                      the time of purchase, within the three highest long-term or two highest short-term rating categories assigned by a
                                      nationally recognized statistical rating organization, such as Moody's Investor Services, Inc. ("Moody's"), Standard &
                                      Poor's Corporation ("S&P") or Fitch Investors Services, Inc.
                                      ("Fitch"), or which are unrated and determined by the Fund's investment adviser to be of comparable quality.



    PRINCIPAL                         The value of the Fund's investments, and the value of your
    INVESTMENT RISKS                  investments in the Fund will fluctuate with market
                                      conditions. You may lose money on your investment in the
                                      Fund, or the Fund could underperform other investments.
                                      Other principal risks include:



    INTEREST RATE RISK                Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates.



    CREDIT RISK                       Credit risk is the chance that a bond issuer will fail to
                                      repay interest and principal in a timely manner, reducing
                                      the Fund's return.



    PREPAYMENT RISK AND               The Fund's investments in mortgage-related securities are
    EXTENSION RISK                    subject to the risk that the principal amount of the
                                      underlying mortgage may be repaid prior to the bond's
                                      maturity date. Prepayment exposes the Fund to the risk of
                                      lower return upon subsequent reinvestment of the principal.
                                      When interest rates rise such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result of this extension risk the value of such securities may decline.



    INCOME RISK                       Income risk is the chance that falling interest rates will cause the Fund's income to decline.



    MANAGER RISK                      Manager risk is the chance that poor security selection will cause the Fund to underperform other funds with similar
                                      investment objectives.



                                      An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
                                      Corporation or any other government agency.



                                      ------------
                                      * Prior to March 1, 2002, the Fund was known as the Short
                                        Term Bond Fund

  RISK/RETURN SUMMARY AND FUND EXPENSES

                               [ICON]




The bar chart on this page shows how the UltraShort Bond Fund has performed from year to year. The table below it compares the Fund's performance over time to those of the Lehman Brothers 1-3 Year Government Bond Index and the Lehman Short 9-12 Month Treasury Index, each a widely recognized, unmanaged index generally representative of short-term government securities. The table also compares the Fund's performance to that of the Lipper Short Investment Grade Universe Average to show how the Fund's performance compares with the returns of an index of funds with investment objectives similar to the Fund's. This table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions. Without such fee reduction, the Fund's performance would have been lower.
The returns for the Premium Class will differ from the Service Class returns shown in the bar chart because of differences in expenses of each class. Premium Class has not yet been offered to the public. Of course, past performance does not indicate how the Fund will perform in the future.


              ULTRASHORT BOND FUND
              PERFORMANCE BAR CHART AND TABLE

     YEAR-BY-YEAR TOTAL RETURNS -- SERVICE CLASS SHARES(1)
[BAR CHART IN %]

1998                                                                             6.63
----                                                                             ----
1999                                                                             2.28
2000                                                                             8.33
2001                                                                             6.73
2002                                                                             3.65



 Best quarter:            3.21%  Q3   '01
 Worst quarter:          -0.31%  Q4   '01
 ---------------------------------------------

       -------------------
       (1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.


                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                  ONE YEAR ENDED   FIVE YEARS ENDED
                                                                   DECEMBER 31,      DECEMBER 31,       SINCE
                                                  INCEPTION            2002              2002         INCEPTION
                                              -----------------------------------------------------------------
 SERVICE CLASS(2,3) -- RETURN BEFORE TAXES     January 21, 1997       -0.27%            4.70%           4.96%
                                              -----------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS(2)                               -1.60%            2.64%           2.87%
                                              -----------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE
 OF SHARES(2)                                                         -0.18%            2.72%           2.91%
                                              -----------------------------------------------------------------
 LEHMAN BROTHERS 1-3 YEAR GOVERNMENT BOND
 INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                            January 31, 1997        6.01%            6.51%           6.54%
                                              -----------------------------------------------------------------
 LIPPER SHORT INVESTMENT GRADE UNIVERSE
 AVERAGE (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                            January 31, 1997        4.37%            5.55%           5.71%
                                              -----------------------------------------------------------------
 LEHMAN SHORT 9-12 MONTH TREASURY INDEX        January 31, 1997        2.97%            5.34%           5.46%
---------------------------------------------------------------------------------------------------------------



(2) These figures reflect deduction of sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(3) For current performance information, including the Fund's 30-day yield, call 1-888-266-8787.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                               [ICON]



                                               ULTRASHORT BOND FUND
                                               FEES AND EXPENSES

As an investor in the UltraShort Bond Fund, you will pay the following fees and expenses when you buy and hold shares. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.



 SHAREHOLDER FEES
 (FEES PAID BY
 YOU DIRECTLY)                       SERVICE SHARES   PREMIUM SHARES

 Maximum Sales Charge (Load)
 Imposed on Purchases
 (as a percentage of offering
 price)                                  3.75%             None

 ANNUAL FUND
 OPERATING EXPENSES
 (FEES PAID FROM
 FUND ASSETS)                        SERVICE SHARES   PREMIUM SHARES

 Management fee(1,3)                     0.40%            0.40%
 Distribution (12b-1) fee(2,3)           0.25%            0.75%
 Other expenses(1,3)                     0.68%            0.68%
 Total Fund operating expenses           1.33%            1.83%
 Fee waivers(1,2,3)                      0.68%            1.18%
 Net expenses(3)                         0.65%            0.65%


   ---------------

   (1) INTRUST is currently contractually waiving a portion of its management fees due from the Fund such that total expenses after fee waivers by INTRUST and BISYS are limited to 0.65% for both Service shares and Premium shares.

   (2) BISYS is currently contractually waiving its entire Distribution fee.


   (3) The contractual expense limitations are in effect through March 1, 2004.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                               [ICON]



                                               ULTRASHORT BOND FUND
                                               EXPENSE EXAMPLE

USE THE TABLE AT RIGHT TO COMPARE FEES AND EXPENSES OF THE FUND WITH THOSE OF OTHER MUTUAL FUNDS. IT ILLUSTRATES THE AMOUNT OF FEES AND EXPENSES YOU WOULD PAY, ASSUMING THE FOLLOWING:
 - $10,000 INVESTMENT
 - 5% ANNUAL RETURN
 - REDEMPTION AT THE END OF EACH PERIOD

 - NO CHANGES IN THE FUND'S EXPENSES EXCEPT THE EXPIRATION OF THE CURRENT CONTRACTUAL FEE WAIVERS ON MARCH 1, 2004

BECAUSE THIS EXAMPLE IS HYPOTHETICAL AND FOR COMPARISON ONLY, YOUR ACTUAL COSTS WILL BE DIFFERENT.



                                     1      3      5       10
 ULTRASHORT BOND FUND             YEAR   YEARS  YEARS   YEARS

 SERVICE SHARES                   $439   $706   $993   $1,809

 PREMIUM SHARES                   $ 66   $450   $859   $2,001
 ------------------------------------------------------------

  RISK/RETURN SUMMARY AND FUND EXPENSES

                               [ICON]

                                               RISK/RETURN SUMMARY OF THE
                                               INTERMEDIATE BOND FUND


    INVESTMENT OBJECTIVE              The Fund's goal is to provide investors with a competitive total return. A high level of current income is an important consideration in achieving the Fund's goal.



    PRINCIPAL                         The Fund normally invests at least 80% of its net assets,
    INVESTMENT STRATEGIES             plus borrowings for investment purposes, in bonds such as
                                      U.S. Government Securities, corporate bonds and asset-backed securities (including mortgage-backed securities) ("Bonds").
                                      A minimum of 65% of the Fund's total assets will be invested in Bonds that are rated, at the time of purchase, "A" or
                                      better by a primary credit rating agency and the Fund will seek to maintain a minimum average portfolio quality rating of "AA."



                                      Under normal conditions, the Fund intends to hold securities with a dollar weighted average maturity of between 3 and 5 years, when weighted according to the Fund's holdings. The maturity is the date when a bond issuer agrees to return the bond's principal, or face value, to the bond's buyer, or, in the case of asset-backed securities, the average life of
                                      such principal payments. The Fund focuses on maximizing
                                      income from bonds having strong credit qualities. The Fund's investment adviser may sell a security if its fundamental
                                      qualities deteriorate or to take advantage of more
                                      attractive yield opportunities.



    PRINCIPAL                         The value of the Fund's investments, and the value of your
    INVESTMENT RISKS                  investments in the Fund will fluctuate with market
                                      conditions. You may lose money on your investment in the
                                      Fund, or the Fund could underperform other investments.
                                      Other principal risks include:



    INTEREST RATE RISK                Interest rate risk is the chance that the market value of
                                      the bonds that the Fund holds will decline due to rising
                                      interest rates. Interest rate risk is greater for bonds with longer maturities and less for bonds with shorter
                                      maturities.



    PREPAYMENT RISK AND               The Fund's investments in mortgage-related securities are
    EXTENSION RISK                    subject to the risk that the principal amount of the
                                      underlying mortgage may be repaid prior to the bond's
                                      maturity date. Prepayment exposes the Fund to the risk of
                                      lower return upon subsequent reinvestment of the principal.
                                      When interest rates rise such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result of this extension risk the value of such securities may decline.



    CREDIT RISK                       Credit risk is the chance that a bond issuer will fail to
                                      repay interest and principal in a timely manner, reducing
                                      the Fund's return.



    INCOME RISK                       Income risk is the chance that falling interest rates will cause the Fund's income to decline.



    MANAGER RISK                      Manager risk is the chance that poor security selection will cause the Fund to underperform other funds with similar
                                      investment objectives.



                                      An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
                                      Corporation or any other government agency.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                               [ICON]



The bar chart on this page shows how the Intermediate Bond Fund has performed from year to year. The table below it compares the Fund's performance over time to that of the Lehman Brothers Intermediate Government/ Credit Bond Index, a widely recognized, unmanaged index generally representative of intermediate government and corporate bonds. The table also compares the Fund's performance to that of the Lipper Intermediate Investment Grade Universe Average to show how the Fund's performance compares with the returns of an index of funds with investment objectives similar to the Fund's. This table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions. Without such fee reductions, the Fund's performance would have been lower.
The returns for the Premium Class will differ from the Service Class returns shown in the bar chart because of differences in expenses of each class. Premium Class has not yet been offered to the public. Of course, past performance does not indicate how the Fund will perform in the future.


              INTERMEDIATE BOND FUND
              PERFORMANCE BAR CHART AND TABLE
              YEAR-BY-YEAR TOTAL RETURN -- SERVICE CLASS SHARES(1)

[BAR GRAPH IN %]

1998                                                                             7.36
----                                                                             ----
1999                                                                             -0.34
2000                                                                              9.66
2001                                                                              7.92
2002                                                                             10.25




 Best quarter:            4.59%    Q3   '02
 Worst quarter:          -0.78%    Q2   '99
 ---------------------------------------------

       -------------------
       (1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.


       The Fund's after-tax returns shown below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                  ONE YEAR ENDED   FIVE YEARS ENDED
                                                                   DECEMBER 31,      DECEMBER 31,       SINCE
                                                  INCEPTION            2002              2002         INCEPTION
                                              -----------------------------------------------------------------
 SERVICE CLASS(2,3) -- RETURN BEFORE TAXES     January 21, 1997       6.12%             6.08%           6.43%
                                              -----------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS(2)                               4.04%             3.78%           4.11%
                                              -----------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE
 OF SHARES(2)                                                         3.76%             3.69%           3.97%
                                              -----------------------------------------------------------------
 LEHMAN BROTHERS INTERMEDIATE
 GOVERNMENT/CREDIT BOND INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)        January 31, 1997       9.82%             7.48%           7.58%
                                              -----------------------------------------------------------------
 LIPPER INTERMEDIATE INVESTMENT
 GRADE UNIVERSE AVERAGE (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)        January 31, 1997       8.14%             6.36%           6.79%
---------------------------------------------------------------------------------------------------------------


(2) These figures reflect deduction of sales charges.

(3) For current performance information, including the Fund's 30-day yield, call 1-888-266-8787.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                               [ICON]

                                               INTERMEDIATE BOND FUND
                                               FEES AND EXPENSES

As an investor in the Intermediate Bond Fund, you will pay the following fees and expenses when you buy and hold shares. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.



 SHAREHOLDER FEES
 (FEES PAID BY
 YOU DIRECTLY)                       SERVICE SHARES   PREMIUM SHARES

 Maximum Sales Charge (Load)
 Imposed on Purchases
 (as a percentage of offering
 price)                                  3.75%             None

 ANNUAL FUND
 OPERATING EXPENSES
 (FEES PAID FROM
 FUND ASSETS)                        SERVICE SHARES   PREMIUM SHARES

 Management fee(1,3)                     0.40%            0.40%
 Distribution (12b-1) fee(2,3)           0.25%            0.75%
 Other expenses(1,3)                     0.68%            0.68%
 Total Fund operating expenses           1.33%            1.83%
 Fee waivers(1,2,3)                      0.57%            1.07%
 Net expenses(2)                         0.76%            0.76%


   ---------------

   (1) INTRUST is currently contractually waiving a portion of its management fees due from the Fund such that total expenses after fee waivers by INTRUST and BISYS are limited to 0.76% for both Service shares and Premium Shares.

   (2) BISYS is currently contractually waiving its entire Distribution fee.


   (3) The contractual expense limitations are in effect through March 1, 2004.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                               [ICON]



                                               INTERMEDIATE BOND FUND
                                               EXPENSE EXAMPLE

USE THE TABLE AT RIGHT TO COMPARE FEES AND EXPENSES OF THE FUND WITH THOSE OF OTHER MUTUAL FUNDS. IT ILLUSTRATES THE AMOUNT OF FEES AND EXPENSES YOU WOULD PAY, ASSUMING THE FOLLOWING:
  - $10,000 INVESTMENT
  - 5% ANNUAL RETURN
  - REDEMPTION AT THE END OF EACH PERIOD

  - NO CHANGES IN THE FUND'S EXPENSES EXCEPT THE EXPIRATION OF THE CURRENT CONTRACTUAL FEE WAIVERS ON MARCH 1, 2004

BECAUSE THIS EXAMPLE IS HYPOTHETICAL AND FOR COMPARISON ONLY, YOUR ACTUAL COSTS WILL BE DIFFERENT.


                                     1      3        5       10
 INTERMEDIATE BOND FUND           YEAR   YEARS   YEARS    YEARS

 SERVICE SHARES                   $450   $718   $1,007   $1,828

 PREMIUM SHARES                   $ 78   $463   $  873   $2,020
 --------------------------------------------------------------

  RISK/RETURN SUMMARY AND FUND EXPENSES

                               [ICON]

                                               RISK/RETURN SUMMARY OF THE
                                               KANSAS TAX-EXEMPT BOND FUND

    INVESTMENT OBJECTIVES             The Kansas Tax-Exempt Bond Fund's goal is to preserve
                                      capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes.



    PRINCIPAL                         The Fund invests primarily in municipal bonds with
    INVESTMENT STRATEGIES             maturities ranging from 1 to 20 years. It is the intent of the Adviser to maintain a dollar weighted average portfolio maturity between 7 and 12 years. Under normal conditions,
                                      the Fund will invest, as a fundamental investment policy, at least 80% of its net assets, plus borrowings for investment purposes, in municipal bonds which produce interest that is exempt from federal income tax and, in the opinion of bond counsel of the issuer of Kansas obligations, is exempt from
                                      Kansas state income taxes. Under normal conditions, the Fund will invest at least 80% of its net assets in securities the income from which is not subject to the alternative minimum tax. The Fund will not purchase securities which are rated, at the time of purchase, below "Baa" by Moody's Investor
                                      Services, Inc. or below "BBB" by Standard & Poors
                                      Corporation. The Fund is managed to provide an attractive
                                      yield from municipal bonds that have strong credit
                                      qualities. Municipalities with these strong credit qualities are more likely to offer a reliable stream of payments. The
                                      Fund's adviser may sell a security if its fundamental
                                      qualities deteriorate or to take advantage of more
                                      attractive yield opportunities.



    PRINCIPAL                         The value of the Fund's investments, and the value of your
    INVESTMENT RISKS                  investments in the Fund will fluctuate with market
                                      conditions. You may lose money on your investment in the
                                      Fund, or the Fund could underperform other investments.
                                      Other principal risks include:



      STATE SPECIFIC RISKS            State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its
                                      municipalities, is more vulnerable to unfavorable
                                      developments in Kansas than funds that invest in municipal bonds of many different states.



      INTEREST RATE RISK              Interest rate risk is the chance that the value of the bonds the Fund holds will decline over short or even long periods due to rising interest rates. Interest rate risk is greater for bonds with longer maturities or less for bonds with
                                      shorter maturities.



      INCOME RISK                     Income risk is the chance that falling interest rates will cause the Fund's income to decline.



      CREDIT RISK                     Credit risk is the chance that a bond issuer will fail to
                                      repay interest and principal in a timely manner, reducing
                                      the Fund's return.



      CALL RISK                       Call risk is the chance that during periods of falling
                                      interest rates, a bond issuer will "call" -- or repay -- a high-yielding bond before its maturity date.



      MANAGER RISK                    Manager risk is the chance that poor security selection will cause the Fund to underperform other funds with similar
                                      investment objectives.




                                      An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
                                      Corporation or any other government agency.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                               [ICON]



                                               KANSAS TAX-EXEMPT BOND FUND


The bar chart and table on this page show how the Kansas Tax-Exempt Bond Fund and its predecessor have performed and how its performance has varied from year to year. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing in the table how the Fund's average annual returns compare with the returns of the Lehman Brothers 7-Year General Obligation Index and Municipal Index, each a widely recognized, unmanaged index generally representative of intermediate- and short-term municipal bonds.

The Fund has been in existence since December 10, 1990, but until May 17, 1997 the Fund was organized as the Kansas Tax Exempt Income Portfolio of the SEI Tax Exempt Trust. Prior to November 2000, the Fund was managed directly by INTRUST. Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions, without such fee reductions performance would be lower.

The returns for the Class A will differ from the Institutional Class returns because of differences in expenses of each class(2). Of course, past performance does not indicate how the Fund will perform in the future.



            PERFORMANCE BAR CHART AND TABLE

            YEAR-BY-YEAR TOTAL RETURNS -- INSTITUTIONAL SHARES(1,2)


[BAR GRAPH IN %]

1993                                                                              10
----                                                                              --
1994                                                                             -2.27
1995                                                                              12.4
1996                                                                              3.95
1997                                                                               7.6
1998                                                                              5.73
1999                                                                             -2.63
2000                                                                              10.1
2001                                                                              4.39
2002                                                                              8.03

 Best quarter:            4.88%    Q1   '95
 Worst quarter:          -3.61%    Q1   '94
 ---------------------------------------------

------------
(1) These figures reflect year-by-year total returns for the Fund and the Kansas Tax Free Income Portfolio (the "Portfolio") and are as of December 31 of each year. They do not reflect sales charges and would be lower if sales charges were included.

(2) Class A had been previously designated as Premium Class prior to 2/28/02; Institutional Class had been previously designated Service Class and subject to a front-end sales charge prior to 2/28/02.


                                                           AVERAGE ANNUAL TOTAL RETURNS
                                              ONE YEAR, ENDED     FIVE YEARS, ENDED   TEN YEARS, ENDED
                                             DECEMBER 31, 2002    DECEMBER 31, 2002   DECEMBER 31, 2002
                                            -----------------------------------------------------------
 CLASS A(2,3,4,5)--RETURN BEFORE TAXES             8.03%               5.03%               4.42%
                                            -----------------------------------------------------------
 INSTITUTIONAL CLASS(2,4)--RETURN BEFORE
 TAXES                                             3.12%               3.43%               5.62%
                                            -----------------------------------------------------------
 CLASS A(2,3,4,5)--RETURN AFTER TAXES ON
 DISTRIBUTIONS                                     3.58%               4.13%               5.15%
                                            -----------------------------------------------------------
 CLASS A(2,3,4,5)--RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF SHARES                  3.66%               4.17%               5.11%
                                            -----------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR
 GENERAL OBLIGATION INDEX                          9.99%                 N/A                 N/A
                                            -----------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR MUNICIPAL INDEX           10.33%               6.07%               6.35%
-------------------------------------------------------------------------------------------------------



(3) These figures reflect deduction of sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(4) For current performance information, including the Fund's 30-day yield, call 1-888-266-8787.


(5) Returns represent Institutional Class performance for periods prior to 8/6/02 and include effect of contractual .75% 12b-1 fee. Class A and Institutional Class are invested in the same portfolio of securities.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                               [ICON]



                                               KANSAS TAX-EXEMPT BOND FUND
                                               FEES AND EXPENSES

As an investor in the Kansas Tax-Exempt Bond Fund, you will pay the following fees and expenses when you buy and hold shares. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.



 SHAREHOLDER FEES
 (FEES PAID BY
 YOU DIRECTLY)                       CLASS A SHARES   INSTITUTIONAL SHARES

 Maximum Sales Charge (Load)
 Imposed on Purchases
 (as a percentage of offering
 price)                                  4.00%                None

 ANNUAL FUND
 OPERATING EXPENSES
 (FEES PAID FROM
 FUND ASSETS)                        CLASS A SHARES   INSTITUTIONAL SHARES

 Management fee(1,3)                     0.30%               0.30%
 Distribution (12b-1) fee(2,3)           0.75%                None
 Other expenses(1,3)                     0.70%               0.70%
 Total Fund operating expenses           1.75%               1.00%
 Fee waivers(1,2,3)                      0.80%               0.40%
 Net expenses(3)                         0.95%               0.60%


   ---------------

   (1) INTRUST is currently contractually waiving a portion of its management fees due from the Fund such that total expenses after fee waivers by INTRUST are limited to 0.60% for Institutional Shares and 0.95% for Class A Shares.

   (2) BISYS is currently contractually waiving .40% of its Distribution fee for the Class A Shares.


   (3) The contractual expense limitations are in effect through March 1, 2004.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                               [ICON]



                                               KANSAS TAX-EXEMPT BOND FUND
                                               EXPENSE EXAMPLE

USE THE TABLE AT RIGHT TO COMPARE FEES AND EXPENSES OF THE FUND WITH THOSE OF OTHER MUTUAL FUNDS. IT ILLUSTRATES THE AMOUNT OF FEES AND EXPENSES YOU WOULD PAY, ASSUMING THE FOLLOWING:
  - $10,000 INVESTMENT
  - 5% ANNUAL RETURN
  - REDEMPTION AT THE END OF EACH PERIOD

  - NO CHANGES IN THE FUND'S EXPENSES EXCEPT THE EXPIRATION OF THE CURRENT CONTRACTUAL FEE WAIVERS ON MARCH 1, 2004

BECAUSE THIS EXAMPLE IS HYPOTHETICAL AND FOR COMPARISON ONLY, YOUR ACTUAL COSTS WILL BE DIFFERENT.


                                   1      3        5        10
 KANSAS TAX-EXEMPT BOND FUND      YEAR   YEARS    YEARS    YEARS

 CLASS A SHARES                   $493   $828    $1,185   $2,191

 INSTITUTIONAL SHARES             $61    $251    $ 456    $1,048
 ---------------------------------------------------------------

  RISK/RETURN SUMMARY AND FUND EXPENSES

                               [ICON]

                                               RISK/RETURN SUMMARY OF THE
                                               MONEY MARKET FUND


    INVESTMENT OBJECTIVES             The Fund's objective is to provide investors current income, liquidity and the maintenance of a stable net asset value of
                                      $1.00 per share.
    PRINCIPAL                         The Fund invests primarily in high quality, U.S.
    INVESTMENT STRATEGIES             dollar-denominated short-term obligations which present
                                      minimal credit risks.
                                      The Fund invests in commercial paper, asset-backed
                                      securities, obligations of financial institutions and other high-quality money market instruments, including Yankee
                                      Dollar and Eurodollar bank certificates of deposit, that
                                      mature in thirteen months or less. Under normal conditions, the Fund will invest more than 25% of the Fund's total
                                      assets in the banking industry.
    PRINCIPAL                         The Fund may not achieve as high a level of current income
    INVESTMENT RISKS                  as other funds that do not limit their investments to the
                                      high quality securities in which the Fund invests. Investors in the Fund should also be aware of the following risks:
    CREDIT RISK                       The securities in which the Fund invests are subject
                                      generally to the credit risk that the issuer of a security may be unable to make principal and interest payments when they are due or may be unable to fulfill an obligation to
                                      repurchase securities from the Fund.
    CONCENTRATION RISK                Under normal conditions, the Fund will invest more than 25%
                                      of its assets in obligations issued by the banking industry.
                                      The Fund's policy of concentrating in the banking industry could increase the Fund's exposure to economic or regulatory developments relating to or affecting banks. The financial conditions of banks are largely dependent on the
                                      availability and cost of capital funds, and can fluctuate
                                      significantly when interest rates change.
    PREPAYMENT RISK AND               The Fund's investments in mortgage-related securities are
    EXTENSION RISK                    subject to the risk that the principal amount of this
                                      underlying mortgage may be repaid prior to the bond's
                                      maturity date. Prepayment exposes the Fund to the risk of
                                      lower return upon subsequent reinvestment of the principal.
                                      When interest rates rise such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result of this extension risk the value of such securities may decline.
    INTEREST RATE RISK                Interest rate risk is the chance that bond prices overall
                                      will decline over short or even long periods due to rising interest rates.
    INCOME RISK                       Income risk is the chance that falling interest rates will cause the Fund's income to decline.
    FOREIGN INVESTMENT RISK           Investing in U.S. dollar denominated foreign securities
                                      carries potential risks not associated with domestic
                                      securities.
    MANAGER RISK                      Manager risk is the chance that poor security selection will cause the Fund to underperform other funds with similar
                                      investment objectives.
                                      An investment in the Fund is not a deposit of INTRUST Bank or any other bank and is not insured or guaranteed by the
                                      Federal Deposit Insurance Corporation or any other
                                      government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                               [ICON]



The bar chart and table on this page show how the Money Market Fund has performed from year to year. The table includes the Fund's performance information since its inception. This information gives some indication of the risks of an investment in the Fund.
Both the bar chart and the table assume reinvestment of dividends and reflect contractual and voluntary fee reductions. Without such fee reductions, the Fund's performance would have been lower.
The returns for the Premium Class will differ from the Service Class returns shown in the bar chart because of differences in expenses of each class. Premium Class has not yet been offered to the public.
Of course, past performance does not indicate how the Fund will perform in the future.


              MONEY MARKET FUND
              PERFORMANCE BAR CHART AND TABLE
              YEAR-BY-YEAR TOTAL RETURNS -- SERVICE CLASS SHARES(1)

[BAR GRAPH IN %]

1998                                                                             5.09
----                                                                             ----
1999                                                                              4.8
2000                                                                             6.09
2001                                                                             3.94
2002                                                                             1.37

 Best quarter:            1.57%    Q3   '00
 Worst quarter:           0.30%    Q4   '02
 ---------------------------------------------

       -------------------
       (1) These figures are as of December 31 of each year.


                                                               AVERAGE ANNUAL TOTAL RETURNS(2)
                                                                  ONE YEAR ENDED   FIVE YEARS ENDED
                                                                   DECEMBER 31,      DECEMBER 31,       SINCE
                                                  INCEPTION            2002              2002         INCEPTION
                                              -----------------------------------------------------------------
 SERVICE CLASS                                 January 23, 1997       1.37%             4.25%           4.38%
---------------------------------------------------------------------------------------------------------------


(2) For current yield information on the Fund, call 1-888-266-8787. The Money Market Fund's yield appears in The Wall Street Journal each Thursday.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                               [ICON]



                                               MONEY MARKET FUND
                                               FEES AND EXPENSES

As an investor in the Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.



 SHAREHOLDER FEES
 (FEES PAID BY
 YOU DIRECTLY)                       SERVICE SHARES   PREMIUM SHARES

 Maximum Sales Charge (Load)
 Imposed on Purchases
 (as a percentage of offering
 price)                                   None             None

 ANNUAL FUND
 OPERATING EXPENSES
 (FEES PAID FROM
 FUND ASSETS)                        SERVICE SHARES   PREMIUM SHARES

 Management fee(1,3)                     0.25%            0.25%
 Distribution (12b-1) fee(2,3)           0.25%            0.75%
 Other expenses(1,3)                     0.62%            0.62%
 Total Fund operating expenses           1.12%            1.62%
 Fee waivers(1,2,3)                      0.54%            1.04%
 Net expenses(3)                         0.58%            0.58%


   ---------------

   (1) INTRUST is currently contractually waiving a portion of its management fees due from the Fund and reimbursing other expenses such that total expenses after fee waivers and expense reimbursements are limited to 0.59% for both Service shares and Premium shares.

   (2) BISYS is currently contractually waiving its entire Distribution fee.


   (3) The contractual expense limitations are in effect through March 1, 2004.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                               [ICON]



                                               MONEY MARKET FUND
                                               EXPENSE EXAMPLE

USE THE TABLE AT RIGHT TO COMPARE FEES AND EXPENSES OF THE FUND WITH THOSE OF OTHER MUTUAL FUNDS. IT ILLUSTRATES THE AMOUNT OF FEES AND EXPENSES YOU WOULD PAY, ASSUMING THE FOLLOWING:
  - $10,000 INVESTMENT
  - 5% ANNUAL RETURN
  - REDEMPTION AT THE END OF EACH PERIOD

  - NO CHANGES IN THE FUND'S EXPENSES EXCEPT THE EXPIRATION OF THE CURRENT CONTRACTUAL FEE WAIVERS ON MARCH 1, 2004

BECAUSE THIS EXAMPLE IS HYPOTHETICAL AND FOR COMPARISON ONLY, YOUR ACTUAL COSTS WILL BE DIFFERENT.


                                    1       3      5       10
 MONEY MARKET FUND                YEAR   YEARS  YEARS   YEARS
 SERVICE SHARES                   $60    $303   $566   $1,316

 PREMIUM SHARES                   $60    $410   $784   $1,835
 ------------------------------------------------------------

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                     [ICON]

   INTRUST FINANCIAL SERVICES, INC. IS THE ADVISER TO AMERICAN INDEPENDENCE
   FUNDS.

   INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RISKS

   This section of the prospectus provides a more complete description of the Funds' principal investment objectives, strategies and risks. Each Fund's investment objective is fundamental which means it may not be changed without shareholder approval. With respect to the 80% investment policy of each Fund (except for the Kansas Tax-Exempt Bond Fund), such Fund's limitation is non-fundamental; however, shareholders will receive 60 days advance notice of any change to the limitation. Additional descriptions of the Funds' risks, strategies and investments, as well as other strategies and investments not described below, may be found in the Funds' Statement of Additional Information ("SAI"). The SAI also contains descriptions of each of the securities which the Fund may purchase.

   STOCK FUND

   INVESTMENT OBJECTIVE

   The Fund's goal is to provide investors with long-term capital appreciation.

   PRINCIPAL INVESTMENT STRATEGIES

   To achieve this objective, the Fund will normally invest at least 80% of its net assets, plus borrowings for investment purposes, in common and/or preferred stocks including securities convertible into such stock, and at least 65% of its total assets in such stocks issued by U.S. companies with large market capitalizations at the time of purchase. The market capitalization of a company is equal to the number of outstanding shares of that company multiplied by the price of each share. A company with a market capitalization of over $5 billion is considered to have large market capitalization.

   In addition to common and preferred stock, the Fund may invest in securities convertible into such stocks. Descriptions of these and other securities which the Fund may purchase are included in the SAI.

   The Fund's investment strategy is to use a highly disciplined, bottom-up, value approach that invests in large capitalization issues that sell at reasonable prices relative to their objective earnings. The process intends to generate excess returns primarily through stock selection, attempting to create a portfolio that will permit the Fund to participate in up markets while using a valuation discipline (high price/earnings multiples are generally avoided) that tends to cushion the Fund in a downturn.

   By applying certain economic and quality criteria to the pool of large capitalization issues, the portfolio managers establish a smaller set of potential investments. The portfolio managers conduct a rigorous bottom-up analysis. Target prices and 12 month expected total returns are calculated for each stock. A risk/reward rationale is then considered, specifying required rates of return for each stock to adjust for downside risk. The stocks are ranked by the difference between expected total return less required rate of return. Stock selection and later, position size adjustments, are based on these rankings. The process is driven by stock selection, but in an attempt to control risk, portfolio sector weights are generally limited to plus or minus 100% of the S&P 500 Index sector weights (for example, the Fund may invest 25% of its assets in the healthcare sector when the Fund's benchmark index reflects a 50% healthcare weighting).

   Holdings have a closely monitored upside price objective and downside review point. When a security approaches its upside objective, it is reviewed to determine whether it has further appreciation potential.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                     [ICON]

                                                STOCK FUND
                                                CONTINUED

   If so, a new upside price is established and the downside review point is moved above the original cost to attempt to prevent "winners" from turning into "losers." If the security has reached fair valuation, it is sold.

   The downside review point is set at a 20% price decline, relative to the market, from its purchase price. At this point we reevaluate earnings analysis, revisit historical valuation ranges and re-examine management's strategy. Based on this review process, a decision will be made to sell or hold the security.

   The Fund may trade securities actively in response to market conditions. Its portfolio turnover may exceed 100%. This in turn could increase the Fund's transaction costs (which may adversely affect its performance) and may increase the amount of taxes you pay.

   RISK FACTORS

   The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. The Fund faces the following general risks:

   INVESTMENT STYLE RISK

     Investment style risk is the chance that returns from large-capitalization stocks, selected using a value oriented approach, will trail returns from other asset classes or the overall stock market.

   MANAGER RISK

     Manager risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

   MARKET RISK

     Market risk is the chance that the value of the Fund's investments in stocks will decline due to drops in the stock market.

   ADDITIONAL RISKS

   An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate up and down, which means an investor could lose money. Additionally, there can be no assurance that the Fund will achieve its investment objective.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                     [ICON]



                                                INTERNATIONAL MULTI-MANAGER
                                                STOCK FUND
   INVESTMENT OBJECTIVE
   The Fund's goal is to provide investors with long-term capital appreciation.

   PRINCIPAL INVESTMENT STRATEGIES

   The Fund seeks its investment objective by investing all of its assets in the International Equity Portfolio (the "Portfolio"), a series of the AMR Investment Services Trust ("AMR Trust"). The Portfolio is managed by AMR Investment Services, Inc. (the "Manager"), who allocates the assets of the Portfolio among four investment advisers. The Portfolio's investment objective is identical to the Fund's investment objective. The Fund may withdraw its assets from the Portfolio and invest its assets in another investment company or, alternatively, it may hire an investment adviser to manage the Fund's assets directly if the Fund's Board of Trustees determines that this action would be in the shareholders' best interest. For easier reading, the term "Fund" is used throughout this section to refer to either the Fund or the Portfolio.


   Under ordinary circumstances, at least 80% of its net assets, plus borrowings for investment purposes, are invested in common stocks and securities convertible into common stocks of issuers in at least three different countries located outside the United States. The Fund will primarily invest in countries comprising the Morgan Stanley Capital International Europe Australasia Far East Index ("MSCI-EAFE Index"). The MSCI-EAFE Index in comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets.


   The investment advisers select stocks which, in their opinion, have most or all of the following characteristics:

     - above-average earnings growth potential,

     - below-average price to earnings ratio,

     - below-average price to book value ratio, and

     - generate above-average dividend yields.

   The investment advisers will also consider potential changes in currency exchange rates when choosing stocks. Each of the investment advisers determines the growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk. The Fund may trade forward foreign currency contracts to hedge currency fluctuations of underlying stock positions when it is believed that a foreign currency may suffer a decline against the U.S. dollar.

   One of the investment advisers utilizes an "amplified alpha" approach in determining which equity securities to buy and sell. This approach attempts to amplify the outperformance expected from the best ideas of the other investment advisers by concentrating assets in those stocks that are overweighted in the aggregate of the advisers' portfolios when compared to a relevant market index.

   Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                     [ICON]

                                                INTERNATIONAL MULTI-MANAGER
                                                STOCK FUND
                                                CONTINUED


   grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by all nationally recognized statistical rating organizations rating that security (such as S&P or Moody's). To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.


   INVESTMENT ADVISERS


   The Manager provides investment management services to the Portfolio and allocates the assets of the Portfolio among the following investment advisers:


         Causeway Capital Management LLC
         Independence Investment LLC

         Lazard Asset Management LLC

         Templeton Investment Counsel, LLC


   While the allocation of assets among the sub-advisers may vary at any point in time, over time the Manager attempts to maintain an equal allocation among Lazard Asset Management LLC, Causeway Capital Management LLC and Templeton Investment Counsel, LLC with a significantly smaller allocation to Independence Investment LLC.


   PRINCIPAL RISK FACTORS

   The Fund faces the following general risks.

   MARKET RISK

     Market risk is the chance that the value of the Fund's investments in stocks will decline due to drops in the stock market.

   FOREIGN INVESTMENT RISK

     Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, including adverse effects due to the euro conversion, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies,
     (6) increased price volatility, (7) delays in transaction settlement in some foreign markets, and (8) adverse impact of the euro conversion on the business or financial condition of companies in which the Fund is invested.

   MANAGER RISK

     Manager risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

   DERIVATIVES RISK

     In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset interest rate or index. The investment advisers may use futures contracts, foreign forward contracts and options on futures as a hedge against foreign currency fluctuation. There can be no assurance that any strategy used will succeed. If one of the investment advisers incorrectly forecasts currency exchange rates in utilizing a derivatives strategy for the Fund, the Fund would lose money.
 30

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                     [ICON]

                                                ULTRASHORT BOND FUND

   INVESTMENT OBJECTIVE
   The Fund's goal is to provide investors with as high a level of current income as is consistent with liquidity and safety of principal.

   PRINCIPAL INVESTMENT STRATEGIES

   In attempting to achieve its investment objective, the Fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in short-term Bonds previously defined on page 11. Under normal conditions, the Fund invests at least 65% of its total assets in Bonds that are rated, at the time of purchase, within the three highest long-term or two highest short-term rating categories by a nationally recognized statistical rating organization such as Moody's or S&P, or if unrated will be of comparable quality.

   The Bonds in which the Fund will primarily invest include:

        - U.S. TREASURY OBLIGATIONS
        - U.S. GOVERNMENT AGENCY SECURITIES
        - COMMERCIAL PAPER
        - CORPORATE DEBT SECURITIES
        - MORTGAGE-RELATED SECURITIES
        - ASSET-BACKED SECURITIES
        - MUNICIPAL BONDS
        - VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS.

   Descriptions of these and other securities which the Fund may purchase are included in the SAI.

   The debt obligations in which the Fund invests will have maturities (i.e. the date when a bond issuer agrees to return the bond's principal, or face value, to the bond's buyer, or, in the case of asset-backed securities, the average life of such principal payments) which range from short-term (including overnight) to 12 years. Under normal conditions, the Fund intends to maintain an average maturity of between 1 and 2 years, when weighted according to the Fund's holdings.

   The Fund's overall investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns. Strategies emphasize the use of high quality instruments, broad diversification, and a targeted maturity which generally lines up very closely to the Lipper Short Investment Grade Universe Average.

   The Fund will not emphasize interest rate anticipation strategies to enhance returns. Rather, value will be added using a disciplined investment process for selecting undervalued securities, strategic diversification, effective trade execution, and a rigorous oversight process. The Fund invests across all sectors of the fixed-income market.

   The Fund's maturity structure will generally be structured fairly evenly across a shorter maturity spectrum with an average maturity of between one and three years. The average credit quality of the portfolio will be maintained at AA with all securities rated investment grade (rated "BBB" by Moody's or "Baa" by S&P or better by a primary credit rating agency) at time of purchase. Fixed income securities downgraded to below investment grade subsequent to purchase may be retained in the portfolio when deemed by the Fund's investment adviser to be in the best interest of Fund shareholders.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                     [ICON]

                                                ULTRASHORT BOND FUND
                                                CONTINUED

   RISK FACTORS

   The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. The Fund faces the following general risks:

   INTEREST RATE RISK

     Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. When interest rates go down, bond prices go up. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater price sensitivity to changes in interest rates.

   CREDIT RISK

     Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. Credit risk is somewhat minimized by the Fund's policy of investing primarily in bonds rated within the three highest long-term or two highest short-term rating categories or comparable quality unrated securities and through adequate diversification among different issuers and industries.


   PREPAYMENT AND EXTENSION RISK



     The Fund's investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. Such repayments are common when interest rates decline. When such a repayment occurs, no additional interest will be paid on the investment. Prepayment exposes the Fund to potentially lower return upon subsequent reinvestment of the principal. When interest rates rise, such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result of this extension risk, the value of such securities may decline.


   MANAGER RISK

     Manager risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

   INCOME RISK

     Income risk is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds.

   Additionally, there can be no assurance that the UltraShort Bond Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of securities. Such risks include:

     - Asset-backed securities involve the risk that such securities do not usually have the benefit of a complete security interest in the related collateral.

     - The sensitivity of the cash flows and yields of separately traded interest and principal components of obligations to the rate of principal payments (including prepayments).

     - With respect to mortgage-backed securities, risks include a similar sensitivity to the rate of prepayments in that, although the value of fixed-income securities generally increases during periods of falling interest rates, as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                     [ICON]

                                                INTERMEDIATE BOND FUND
   INVESTMENT OBJECTIVE

   The Fund's goal is to provide investors with a competitive total return. A high level of current income is an important consideration in achieving the Fund's overall goal.

   PRINCIPAL INVESTMENT STRATEGIES

   In attempting to achieve its investment objective, the Fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in Bonds which are fixed income securities defined below. Under normal conditions, the Fund will invest a minimum of 65% its total assets in Bonds rated "A" or better by a primary credit rating agency. The Fund will seek to maintain a minimum average portfolio quality rating equivalent to the second highest rating by a primary credit rating agency. All securities will be rated "BBB" by Moody's or "Baa" by S&P or better by a primary credit rating agency at the time of purchase. Fixed income securities downgraded to below BBB or Baa subsequent to purchase may be retained in the portfolio when deemed by the Fund's investment adviser to be in the best interest of Fund shareholders.

   The Bonds in which the Fund will primarily invest include:

        - U.S. TREASURY OBLIGATIONS
        - U.S. GOVERNMENT AGENCY SECURITIES
        - COMMERCIAL PAPER
        - CORPORATE DEBT SECURITIES
        - MORTGAGE-RELATED SECURITIES
        - ASSET-BACKED SECURITIES
        - MUNICIPAL BONDS
        - VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS.

   Descriptions of these and other securities the Fund may purchase are included in the SAI. For purposes of this Fund, a "bond" is defined as a debt instrument with a fixed interest rate.


   The Fund's maturity structure will generally be balanced fairly evenly across the intermediate maturity spectrum. Under normal conditions, the Fund intends to maintain an average maturity of between three and five years, when weighted according to the Fund's holdings.



   The Fund's overall investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns. Strategies emphasize the use of high quality instruments, broad diversification, and a targeted maturity which generally lines up very closely to the Lehman Brothers Intermediate Government/Credit Bond Index. The Fund will not emphasize interest rate anticipation strategies to enhance returns. Rather, value will be added using a disciplined investment process for selecting undervalued securities, strategic diversification, effective trade execution, and a rigorous oversight process.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                     [ICON]

                                                INTERMEDIATE BOND FUND
                                                CONTINUED
   RISK FACTORS
   The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. The Fund faces the following general risks:

   INTEREST RATE RISK
     Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater price sensitivity to changes in interest rates.

   CREDIT RISK
     Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. Credit risk is somewhat minimized by the Fund's policy of investing primarily in bonds rated "A" or better by a primary credit rating agency comparable quality unrated securities and through adequate diversification among different issuers and industries.


   PREPAYMENT AND EXTENSION RISK


     The Fund's investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. Such repayments are common when interest rates decline. When such a repayment occurs, no additional interest will be paid on the investment. Prepayment exposes the Fund to potentially lower return upon subsequent reinvestment of the principal. When interest rates rise, such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result of this extension risk, the value of such securities may decline.


   MANAGER RISK

     Manager risk is the chance that poor security selection will cause the Fund to under perform other funds with similar investment objectives.

   INCOME RISK
     Income risk is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds.

   Additionally, there can be no assurance that the Intermediate Bond Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of securities. Such risks include:

     - Asset-backed securities involve the risk that such securities do not usually have the benefit of a complete security interest in the related collateral.

     - The sensitivity of the cash flows and yields of separately traded interest and principal components of obligations to the rate of principal payments (including prepayments).

     - With respect to mortgage-backed securities, risks include a similar sensitivity to the rate of prepayments in that, although the value of fixed-income securities generally increases during periods of falling interest rates, as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                     [ICON]



                                                KANSAS TAX-EXEMPT BOND FUND
   INVESTMENT OBJECTIVE
   The investment objective of the Kansas Tax-Exempt Bond Fund is to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes.

   PRINCIPAL INVESTMENT STRATEGIES

   In attempting to achieve this objective, the Fund invests primarily in municipal obligations that are exempt from both federal and Kansas state income taxes. Under normal conditions, the Fund will invest at least 80% of its net assets in MUNICIPAL COMMERCIAL PAPER, MUNICIPAL LEASES, MUNICIPAL NOTES AND MUNICIPAL BONDS (collectively "Municipal Obligations") which produce interest that is exempt from federal income taxes and, in the opinion of bond counsel of the issues of Kansas obligations, is exempt from Kansas state income taxes. Descriptions of these and other securities which the Fund may purchase are included in the SAI.


   The remainder of the Fund may be invested in Municipal Obligations of other states and other investments stated in the Statement of Additional Information. Under normal conditions, the Fund will also invest at least 80% of its net assets in securities the income from which is not subject to the alternative minimum tax.


   The Fund generally invests in obligations with maturities (i.e. the date when a bond issuer agrees to return the bond's principal, or face value, to the bond's buyer) ranging from 1 to 20 years. It is the intent of the Sub-Adviser to maintain a dollar weighted average portfolio maturity between 7 and 12 years. However, when the Sub-Adviser determines that the market conditions so warrant, the Fund can maintain an average weighted maturity of less than 7 years.

   The Fund attempts to achieve its investment objective of capital preservation with current income by maintaining a portfolio of securities with high credit quality. To this end, the Fund generally purchases full coupon bonds rather than zero coupon bonds. The Fund will not purchase securities which are rated, at the time of purchase, below "Baa" by Moody's or below "BBB" by S&P. The Fund may purchase non-rated securities if they have financial debt rates similar to bonds which are rated "A" or better by either Moody's or S&P. The Fund will not typically purchase industrial revenue bonds unless they have a published rating of "A" or better. The Fund may sell a security if it falls below the minimum credit quality required for purchase.

   When selecting securities, comparisons of the characteristics of available bonds are made to other Kansas bonds. The Fund uses interest rate forecasting for long-term trends rather than short-term purposes. Given the relatively limited supply of the type of securities which the Fund purchases, the Fund will not attempt to actively engage in short-term trading.

   The Sub-Adviser will attempt to keep any capital gains in the Fund to a minimum.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                     [ICON]

                                                KANSAS TAX-EXEMPT BOND FUND
                                                CONTINUED
   RISK FACTORS
   The Fund is subject to several risks, any of which could cause investors to lose money. These include:

   STATE SPECIFIC RISK

     State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states.

   INTEREST RATE RISK

     Interest rate risk is the chance that the value of the bonds the Fund holds will decline over short or even long periods due to rising interest rates. Interest rate risk is generally high for longer-term bonds. When interest rates go down, bond prices go up. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater price sensitivity to changes in interest rates.

   INCOME RISK

     Income risk is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally low for longer-term bonds.

   CALL RISK

     Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and the potential for taxable capital gains.

   CREDIT RISK

     Credit risk is the chance that bond issuers will fail to repay interest and principal in a timely manner, reducing the Fund's return.

   MANAGER RISK

     Manager risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

   ADDITIONAL RISKS

   The price per share of the Kansas Tax-Exempt Bond Fund will fluctuate with changes in value of the investments held by the Fund. Additionally, there can be no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of securities.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                     [ICON]

                                                MONEY MARKET FUND

   INVESTMENT OBJECTIVE

   The investment objective of the Fund is to provide investors with current income, liquidity and the maintenance of a stable net asset value of $1.00 per share.

   PRINCIPAL STRATEGIES

   In attempting to achieve its objective, the Fund invests all of its assets in high quality, U.S. dollar-denominated short-term money market instruments.

   The securities the Fund may purchase include:

         - U.S. GOVERNMENT OBLIGATIONS
         - COMMERCIAL PAPER
         - MASTER DEMAND NOTES
         - LOAN PARTICIPATION INTERESTS
         - MEDIUM-TERM NOTES
         - FUNDING AGREEMENTS
         - YANKEE DOLLAR BANK CERTIFICATES OF DEPOSIT
         - EURO DOLLAR BANK CERTIFICATES OF DEPOSIT
         - TIME DEPOSITS
         - BANKERS' ACCEPTANCES
         - ASSET-BACKED SECURITIES
         - REPURCHASE AGREEMENTS

   Descriptions of these and other securities which the Fund may purchase are included in the SAI.

   The Fund will only buy securities with the following credit qualities:

        - rated in the highest short-term categories by two rating organizations, such as "A-1" by S&P and "P-1" by Moody's at the time of purchase;

        - rated in the highest short-term category by one rating organization if the securities are rated only by one rating organization; or

        - unrated securities that are determined to be of equivalent quality by the Adviser pursuant to guidelines approved by the Board and subject to ratification by the Board.

   The Fund invests more than 25% of its total assets in obligations issued by the banking industry. However, for temporary defensive purposes during periods when the Adviser believes that maintaining this concentration may be inconsistent with the best interest of shareholders, the Fund will not maintain this concentration. The Fund's policy of concentration in the banking industry increases the Fund's exposure to market conditions prevailing in that industry.

   Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                     [ICON]

                                                MONEY MARKET FUND
                                                CONTINUED

   RISK FACTORS
   The Money Market Fund attempts to maintain the net asset value of its shares at a constant $1.00 per share, although there can be no assurance that the Money Market Fund will always be able to do so. The Money Market Fund may not achieve as high a level of current income as other funds that do not limit their investments to the high quality securities in which the Money Market Fund invests.

   CONCENTRATION RISK

     The Fund's policy of concentrating in the banking industry could increase its exposure to economic or regulatory developments relating to or affecting banks. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The financial condition of banks is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions may affect the financial condition of banks.

   MANAGER RISK

     The Money Market Fund, like all investment funds, is subject to the chance that poor security selection will cause the Money Market Fund to underperform other funds with similar investment objectives.

   INTEREST RATE RISK

     Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. When interest rates go down, bond prices go up. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

   CREDIT RISK

     Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner or may be unable to fulfill an obligation to repurchase securities from the Fund, reducing the Fund's return. Credit risk is minimized by the Fund's policy of adequate diversification among issuers and industries and minimum credit risk requirements as required by Rule 2a-7 of the Investment Company Act of 1940.


   PREPAYMENT AND EXTENSION RISK



     The Fund's investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. Such repayments are common when interest rates decline. When such a repayment occurs, no additional interest will be paid on the investment. Prepayment exposes the Fund to lower return upon subsequent reinvestment of the principal. When interest rates rise, such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result of this extension rise, the value of such securities may decline.


   INCOME RISK

     Income risk is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                     [ICON]

                                                MONEY MARKET FUND
                                                CONTINUED

   FOREIGN INVESTMENT RISK
     The Fund may invest in foreign securities which will involve certain additional risks. For example, foreign banks and companies generally are not subject to regulatory requirements comparable to those applicable to U.S. banks and companies. In addition, political developments and changes in currency rates may adversely affect the value of the Fund's foreign securities.


   OTHER CONSIDERATIONS. If a percentage restriction on investment policies or the investment or use of assets set forth in the Prospectus are adhered to at the time a transaction is effected, later changes in percentage resulting from changing asset values will not be considered a violation. Additionally, there can be no assurance that a Fund will achieve its investment objective.

  FUND MANAGEMENT

         [ICON]

                            THE INVESTMENT ADVISER

   INTRUST Financial Services, Inc. ("INTRUST"), 105 North Main Street, Box One, Wichita, Kansas 67202 is the Adviser for the Funds. INTRUST is a wholly owned subsidiary of INTRUST Bank, N.A. INTRUST Bank N.A., founded in 1876, is a national banking association, that provides a full range of banking and trust services to over 2,300 trust clients. As of December 31, 2002, total assets under management were approximately $2.5 billion. Through its portfolio management team, INTRUST continuously reviews, supervises and administers each of the Funds' investment programs.


   For these advisory services, the Funds paid INTRUST as follows during their fiscal year ended October 31, 2002:



                                                   PERCENTAGE OF
                                             AVERAGE DAILY NET ASSETS
                                                 AS OF 10/31/2002
                                          ------------------
     Stock Fund                                        0.84%
                                          ------------------------------
     International Multi-Manager
     Stock Fund                                        0.35%
                                          ------------------------------
     UltraShort Bond Fund                              0.14%
                                          ------------------------------
     Intermediate Bond Fund                            0.25%
                                          ------------------------------
     Kansas Tax-Exempt Bond Fund                       0.15%
                                          ------------------------------
     Money Market Fund                                 0.15%
    ---------------------------------------------------------------------


   INTRUST waived a portion of its contractual fees with the Funds for the most recent fiscal year. Contractual fees (without waivers) are: Stock Fund, 1.00%; International Multi-Manager Stock Fund, 0.40%; UltraShort Bond Fund, 0.40%; Intermediate Bond Fund, 0.40%; Kansas Tax-Exempt Bond Fund, 0.30%; and Money Market Fund, 0.25%.
   PORTFOLIO MANAGERS
   Under the International Multi-Manager Stock Fund's investment advisory agreement, INTRUST invests the Fund's assets in the Portfolio and continuously reviews, supervises and monitors the Portfolio's investment program.

   Thomas S. Gangel, President at INTRUST since August 2001, is responsible for the management activities carried out by INTRUST regarding the International Multi-Manager Stock Fund. Prior to August 2001, Mr. Gangel was Vice President and Director of Strategy and Research at INTRUST Bank since June 1997. Mr. Gangel has over 15 years of experience in the investment and trust industry, including the development of equity and fixed income investment services and individual portfolio and relationship management. Mr. Gangel is also responsible for the investment management oversight for INTRUST in its role as adviser to the Stock Fund, UltraShort Bond Fund, Intermediate Bond Fund, Kansas Tax-Exempt Bond Fund and Money Market Fund. INTRUST discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust. Prior to October 2000, INTRUST furnished portfolio management services to Kansas Tax Exempt Bond Fund. Prior to his employment with INTRUST, Mr. Gangel served as a Director with First Asset Management from February, 1996 to June, 1997.

  FUND MANAGEMENT

         [ICON]

   SUB-ADVISERS

   Galliard Capital Management, Inc. Galliard, located at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is subadviser to the UltraShort Bond Fund, the Intermediate Bond Fund and the Kansas Tax-Exempt Bond Fund. Galliard, a wholly-owned subsidiary of Wells Fargo Bank Minnesota, was formed July 1, 1995 to specialize in the management of institutional fixed income portfolios. Karl Tourville and Richard Merriam are co-managers of the UltraShort Bond Fund and the Intermediate Bond Fund. Mr. Tourville has over ten years of investment experience and has been a managing partner of Galliard since July 1995. Mr. Merriam has 15 years of investment experience and has been a managing partner of Galliard since July 1995. Robert A. Campbell, a senior portfolio manager with Galliard since August, 2000 is the portfolio manager of the Kansas Tax-Exempt Bond Fund. Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996). Prior to November, 2000, the Kansas Tax-Exempt Bond Fund was managed directly by INTRUST.


   AMR Investment Services, Inc. AMR, located at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., serves as the subadviser to the Money Market Fund and the Stock Fund. AMR was organized in 1986 to provide business management, advisory, administrative and asset management consulting services. American Airlines, Inc. is not responsible for investments made by AMR.



   AMR has retained Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") to provide portfolio investment management and related recordkeeping services for the Stock Fund. Barrow Hanley, 3232 McKinney Avenue, 15th floor, Dallas, Texas 75204 is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc, an international financial services group. Barrow Hanley is engaged in the business of providing investment advice to institutional and individual client accounts and had assets of approximately $24.5 billion as of December 31, 2002. Prior to December 1999, the Stock Fund was managed by another subadviser. Barrow Hanley employs a team of portfolio managers, research analysts and other investment management professionals to manage the Stock Fund. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, Fund holdings and cash positions.



   INTERNATIONAL EQUITY PORTFOLIO


   AMR also serves as investment manager and administrator to the Portfolio. William F. Quinn has served as President of AMR since it was founded in 1986 and Nancy A. Eckl has served as Vice President-Trust Investments of AMR since May 1995. In these capacities, Mr. Quinn and Ms. Eckl have primary responsibility for the day-to-day operations of the Portfolio. The AMR Trust and AMR also entered into a Management Agreement dated October 1, 1995, as amended December 17, 1996, July 25, 1997, September 1, 1998, January 1, 1999, May 19, 2000 and October 17, 2001, that obligates AMR to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust.


   Independence Investment LLC, Lazard Asset Management LLC, Causeway Capital Management LLC and Templeton Investment Counsel, LLC currently serve as investment advisers to the Portfolio. None of these portfolio advisers provide any services to the Portfolio except for portfolio investment management and related recordkeeping services.

  FUND MANAGEMENT

         [ICON]

                           INTERNATIONAL EQUITY PORTFOLIO
                           CONTINUED


   - Causeway Capital Management LLC ("Causeway"), 11111 Santa Monica Blvd., Suite 1550, Los Angeles, California 90025, is a professional international and global equity asset management firm. Causeway began operations in June 2001 and was founded by the key international value equity management personnel at Merrill Lynch Investment Managers, L.P., the previous investment adviser to the International Equity Portfolio.


   - Independence Investment LLC, 53 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm which was founded in 1982. The firm is a wholly owned subsidiary of John Hancock Financial Services.


   - Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112, is a subsidiary of Lazard Freres & Co. LLC, a registered investment adviser and member of the New York, American and Chicago Stock Exchanges, providing its clients with a wide variety of investment banking, brokerage and related services.



   - Templeton Investment Counsel, LLC, 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394, is an indirect wholly owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments.



   The Statement of Additional Information has more detailed information about the Adviser and other service providers.


   THE DISTRIBUTOR


   BISYS Fund Services is the Funds' Distributor. Its address is 3435 Stelzer Road, Columbus, Ohio 43219.

  SHAREHOLDER INFORMATION

                 [ICON]

                                PRICING OF FUND SHARES

--------------------------------------------------------------------------------
HOW NAV IS CALCULATED

The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

                                     NAV =
                           Total Assets - Liabilities
                           --------------------------
                                Number of Shares
                                   Outstanding


You can find most Funds' NAV daily in The Wall Street Journal and other newspapers. The NAV is calculated separately for each class of shares.

--------------------------------------------------------------------------------

MONEY MARKET FUND

The Fund's net asset value, or NAV, is expected to be constant at $1.00 per share, although this value is not guaranteed. The NAV is determined at 12 noon, Eastern time on days the New York Stock Exchange is open. The Money Market Fund values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

OTHER FUNDS

Per share net asset value (NAV) for each non-Money Market Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on days the Exchange is open.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received by the Fund plus any applicable shareholder fees. This is what is known as the offering price.

A Fund's securities are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by the Fund's Trustees.

Trading in securities on European, Far Eastern and other international securities exchanges and over-the-counter markets is normally completed well before the close of business of the Fund. Trading in foreign securities in some countries may not take place on all Fund business days and may take place in various foreign markets on days on which the International Multi-Manager Stock Fund's NAV is not calculated. The net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares. However, unless the Fund's Manager determines that the value of the already-priced foreign securities would be materially affected before the Fund's NAV is determined, no adjustment will be made for the differing times in pricing. Should an adjustment in pricing be deemed necessary, then the fair value of those securities will be determined by consideration of other factors by or under the direction of AMR Trust's Board of Trustees.

All securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Funds' Board of Trustees, or in the case of the International Multi-Manager Stock Fund, the AMR Trust's Board of Trustees.

  SHAREHOLDER INFORMATION

                 [ICON]

                                PURCHASING AND ADDING TO YOUR SHARES


You may purchase shares of the Funds through the American Independence Funds' Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares.* If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.



                                               MINIMUM       MINIMUM
                                               INITIAL      SUBSEQUENT
                 ACCOUNT TYPE                 INVESTMENT    INVESTMENT
 Regular (non-retirement)                       $1,000         $50
 ---------------------------------------------------------------------
 Retirement (IRA)                               $  250         $50
 ---------------------------------------------------------------------
 Automatic Investment Plan                      $1,000         $50
 ---------------------------------------------------------------------


All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Neither third-party checks nor credit card convenience checks are accepted.

A Fund may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

* Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of the Fund at the Fund's net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Administrator. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers.


   -----------------------------------------------------------------------------

   AVOID BACKUP TAX WITHHOLDING

   Each Fund is required to withhold 30% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

   -----------------------------------------------------------------------------

                                                        QUESTIONS?
                                                 Call 888-266-8787 or your
                                                 investment representative.

  SHAREHOLDER INFORMATION

                 [ICON]



                                PURCHASING AND ADDING TO YOUR SHARES
                                CONTINUED

   INSTRUCTIONS FOR OPENING OR
   ADDING TO AN ACCOUNT

   BY REGULAR MAIL
   Initial Investment:

   1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

   2. Make check, bank draft or money order payable to "American Independence Funds Trust."

   3. Mail to: American Independence Funds Trust, P.O. Box 182498, Columbus, OH 43219-2498.

Subsequent:
1. Use the investment slip attached to your account statement.
   Or, if unavailable,
2. Include the following information on a piece of paper:
   - Fund name
   - Share class
   - Amount invested
   - Account name
   - Account number
   Include your account number on your check.
3. Mail to: American Independence Funds Trust,
 P.O. Box 182498, Columbus, OH 43219-2498.
BY OVERNIGHT SERVICE
See instructions 1-2 above for subsequent investments.
3. Send to: American Independence Funds,
   c/o BISYS Fund Services,
   Attn: T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219.


   ELECTRONIC VS. WIRE TRANSFER
   Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

   ELECTRONIC PURCHASES
   Your bank must participate in the Automated Clearing House (ACH) and must be a United States bank. Your bank or broker may charge for this service.

   Establish electronic purchase option on your account application or call
   (888) 266-8787. Your account can generally be set up for electronic purchases within 15 days.

   Call (888) 266-8787 to arrange a transfer from your bank account.

  SHAREHOLDER INFORMATION

                 [ICON]

                                PURCHASING AND ADDING TO YOUR SHARES
                                CONTINUED

   BY WIRE TRANSFER

   Note: Your bank may charge a wire transfer fee.
   Please phone the Funds at (888) 266-8787 for instructions on opening an account or purchasing additional shares by wire transfer.

   You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.

   AUTOMATIC INVESTMENT PLAN
   You can make automatic investments in the Funds from your bank account. Automatic investments can be as little as $50, once you've invested the $1,000 minimum required to open the account.

   To invest regularly from your bank account:

   Complete the Automatic Investment Plan portion on your Account Application. Make sure you note:

    - Your bank name, address and account number
    - The amount you wish to invest automatically (minimum $50)
    - When you want to invest (on either the fifth or twentieth day of each month)
    - Attach a voided personal check.

   -----------------------------------------------------------------------------

   DIVIDENDS AND DISTRIBUTIONS

   All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Service Class shares than for Premium Class shares, because Premium Class shares are subject to higher shareholder servicing expenses and Rule 12b-1 fees. Capital gains are distributed at least annually.

   Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before a distribution date, some of your investment will be returned to you in the form of a distribution.
   -----------------------------------------------------------------------------

  SHAREHOLDER INFORMATION

                 [ICON]

                                SELLING YOUR SHARES

INSTRUCTIONS FOR SELLING SHARES

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. Your investment representative is responsible for transmitting your sell order by close of business and may have an earlier cut-off time for sell requests. Normally you will receive your proceeds within a week after your request is received. See section on "General Policies on Selling Shares" below.



WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

   BY TELEPHONE

   (unless you have declined telephone sales privileges)

     1. Call (888) 266-8787 with instructions as to how you wish to receive your funds (mail, wire, and electronic transfer).

   BY MAIL

     1. Call (888) 266-8787 to request redemption forms or write a letter of instruction indicating:
        - your Fund and account number
        - amount you wish to redeem
        - address where your check should be sent
        - account owner signature

     2. Mail to: American Independence Funds, P.O. Box 182498 Columbus, OH 43219-2498

   BY OVERNIGHT SERVICE

     See instruction 1 above.
     2. Send to: American Independence Funds, c/o BISYS Fund Services, Attn:
        T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219

   WIRE TRANSFER

   You must indicate this option on your application.

   Note: Your financial institution may also charge a wire transfer fee.

   Call (888) 266-8787 to request a wire transfer. If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

  SHAREHOLDER INFORMATION

                 [ICON]

                                SELLING YOUR SHARES
                                CONTINUED

   ELECTRONIC REDEMPTIONS
   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

   Your bank may charge for this service.

   Call (888) 266-8787 to request an electronic redemption.

   If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and, after the transaction clears, the proceeds credited within 8 days.

   SYSTEMATIC WITHDRAWAL PLAN
   You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $100. To activate this feature:
    - Make sure you've checked the appropriate box on the Account Application. Or call (888) 266-8787.
    - Include a voided personal check.
    - Your account must have a value of $10,000 or more to start withdrawals.
    - If the value of your account falls below $500 as a result of a redemption, you may be asked to add sufficient funds to bring the account back to $500, or the Fund may close your account and mail the proceeds to you.

                                                               QUESTIONS?
                                                          Call 888-266-8787 or
                                                                  your
                                                               investment
                                                            representative.

  SHAREHOLDER INFORMATION

                 [ICON]

                                SELLING YOUR SHARES
                                CONTINUED

   REDEMPTION BY CHECK WRITING -- MONEY MARKET FUND


   Each month you may write checks in amounts of $500 or more on your account in the Money Market Fund. To obtain checks, complete the signature card section of the Account Application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30-days written notice. You must maintain the minimum required account balance of $500 and you may not close your Money Market Fund account by writing a check.

                                GENERAL POLICIES ON SELLING SHARES
   REDEMPTIONS IN
   WRITING REQUIRED
   You must request redemption in writing in the following situations:


   1. Redemptions from Individual Retirement Accounts ("IRAs").

   2. Redemption requests requiring a signature guarantee which include each of the following:
     - Your account registration or the name(s) in your account has changed within the last 10 business days
     - The check is not being mailed to the address on your account
     - The check is not being made payable to the owners of the account
     - The redemption proceeds are being transferred to another Fund account with a different registration.
     - The redemption proceeds are being wired to bank instructions currently not on your account.


   Signature guarantees must be obtained from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.


                                                               QUESTIONS?
                                                          Call 888-266-8787 or
                                                                  your
                                                               investment
                                                            representative.

  SHAREHOLDER INFORMATION

                 [ICON]

                                GENERAL POLICIES ON SELLING SHARES
                                CONTINUED

   VERIFYING TELEPHONE REDEMPTIONS

   The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

   REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT


   When you have made your initial investment by check, the proceeds of your redemption may be held up to 15 business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares by wire.



   POSTPONEMENT OF REDEMPTION REQUEST


   Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

   REDEMPTION IN KIND


   Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.


   CLOSING OF SMALL ACCOUNTS

   If your account falls below $500, the Fund may ask you to increase your balance. If it is still below $500 after 30 days from written notice by the Fund to you, the Fund may close your account and send you the proceeds at the current NAV.

   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

  SHAREHOLDER INFORMATION

                 [ICON]

                                DISTRIBUTION ARRANGEMENTS

   This section describes
   the distribution and
   service fees you will pay
   as an investor in
   different share classes
   offered by the Fund.

     TYPES OF CHARGES                     SERVICE CLASS OR CLASS A SHARES       PREMIUM OR INSTITUTIONAL SHARES
     Sales Charge (Load)                  Front-end sales charge (not           None.
                                          applicable to money market fund);
                                          reduced sales charges available.
     Distribution and Service (12b-1)     Subject to annual distribution        Subject to annual distribution
     Fee                                  fees of up to 0.25% of the Fund's     fees of up to 0.75% of the Fund's
                                          average daily net assets.*            average daily net assets.*
     Service Organization Fee             Subject to annual Service             Subject to annual Service
                                          Organization fees of up to 0.25%      Organization fees of up to 0.25%
                                          of the Fund's average daily net       of the Fund's average daily net
                                          assets.                               assets.
     Fund Expenses                        Lower annual expenses than Premium    Higher annual expenses than
                                          or Institutional Class shares.        Service Class shares.*

   ---------------
   * Except for the Kansas Tax-Exempt Bond Fund; Class A Shares are subject to a .35% 12b-1 fee; and Institutional Class is not subject to a 12b-1 fee.

   CALCULATION OF SALES CHARGES
   Service Class shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

   The current sales charge rates applicable to Service Class shares of the Stock Fund and the International Multi-Manager Stock Fund are as follows:

                                              SALES CHARGE     SALES CHARGE
                                               AS A % OF         AS A % OF
                 YOUR INVESTMENT             OFFERING PRICE   YOUR INVESTMENT
      -----------------------------------------------------------------------
      $0 up to $99,999                           5.00%             5.26%
      -----------------------------------------------------------------------
      $100,000 up to $249,999                    4.00%             4.17%
      -----------------------------------------------------------------------
      $250,000 up to $499,999                    3.00%             3.09%
      -----------------------------------------------------------------------
      $500,000 up to $999,999                    2.50%             2.56%
      -----------------------------------------------------------------------
      $1,000,000 and above                       2.00%             2.04%

  SHAREHOLDER INFORMATION

                 [ICON]

                                 DISTRIBUTION ARRANGEMENTS
                                 CONTINUED

   The current sales charge rates applicable to Service Class shares of the UltraShort Bond Fund and the Intermediate Bond Fund are as follows:

                                              SALES CHARGE     SALES CHARGE
                                               AS A % OF         AS A % OF
                 YOUR INVESTMENT             OFFERING PRICE   YOUR INVESTMENT
      -----------------------------------------------------------------------
      $0 up to $99,999                           3.75%             3.90%
      -----------------------------------------------------------------------
      $100,000 up to $249,999                    3.50%             3.63%
      -----------------------------------------------------------------------
      $250,000 up to $499,999                    3.00%             3.09%
      -----------------------------------------------------------------------
      $500,000 up to $999,999                    2.50%             2.56%
      -----------------------------------------------------------------------
      $1,000,000 and above                       2.00%             2.04%

   There are no sales charges applicable to Money Market Fund shares. There are no sales charges applicable to Premium Class shares.

   The current sales charge applicable to Class A shares of the Kansas Tax-Exempt Bond Fund are as follows:

                                              SALES CHARGE     SALES CHARGE
                                               AS A % OF         AS A % OF
                 YOUR INVESTMENT             OFFERING PRICE   YOUR INVESTMENT
      -----------------------------------------------------------------------
      $0 up to $49,999                           4.00%             4.17%
      -----------------------------------------------------------------------
      $50,000 up to $99,999                      3.50%             3.63%
      -----------------------------------------------------------------------
      $100,000 up to $249,999                    3.00%             3.09%
      -----------------------------------------------------------------------
      $250,000 up to $499,999                    2.25%             2.31%
      -----------------------------------------------------------------------
      $500,000 up to $999,999                    1.50%             1.52%
      -----------------------------------------------------------------------
      $1,000,000 and above                        .75%             0.76%

   SALES CHARGE REDUCTIONS
   Reduced sales charges for Service Class shares are available to shareholders with investments of $100,000 or more ($50,000 in the case of Kansas Tax-Exempt Bond Fund's Class A shares). In addition, you may qualify for reduced sales charges under the following circumstances.

   - LETTER OF INTENT. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge.

   - RIGHTS OF ACCUMULATION. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

  SHAREHOLDER INFORMATION

                 [ICON]

                                 DISTRIBUTION ARRANGEMENTS
                                 CONTINUED

   - COMBINATION PRIVILEGE. Combine accounts of multiple Funds (excluding the Money Market Fund) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

   SALES CHARGE WAIVERS

   The following qualify for waivers of sales charges applicable to Service Class and Class A shares:

   - Existing shareholders of a Fund upon the reinvestment of dividend and capital gain distributions.

   - Officers, trustees and employees of the Funds; officers, directors, advisory board members, employees and retired employees of INTRUST Bank and its affiliates; and officers, directors and employees of any firm providing the Funds with legal, administrative, distribution, marketing, investment advisory or other services (and spouses, children and parents of each of the foregoing);

   - Investors for whom INTRUST Bank or its affiliates, as INTRUST correspondent bank, any sub-adviser or other financial institution acts in a fiduciary, advisory, custodial, agency, or similar capacity;

   - Fund shares purchased with the proceeds from a distribution from an account for which INTRUST Bank or its affiliates acts in a fiduciary, advisory, custodial, agency, or similar capacity (this waiver applies only to the initial purchase of a Fund subject to a sales load);

   - Investors who purchase Shares of a Fund through a payroll deduction plan, a 401(k) plan a 403(b) plan, a 457 plan or other defined contribution plan, which by its terms permits the purchase of Shares;

   - Shares purchased in connection with "wrap" type investment programs, non-transaction fee investment programs, and programs offered by fee-based financial planners, and other types of financial institutions (including omnibus service providers).
   -----------------------------------------------------------------------------
   REINSTATEMENT PRIVILEGE
   If you have sold Service Class shares and decide to reinvest in the Fund within a 90 day period, you will not be charged the applicable sales load on the amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.
   -----------------------------------------------------------------------------

   DISTRIBUTION (12b-1) FEES
   12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

   Premium Class shares (and Class A shares of the Kansas Tax-Exempt Bond Fund) pay a 12b-1 fee of up to .75% of the average daily net assets of a Fund's applicable Class. The Distributor has contractually agreed to limit the 12b-1 fee of the Class A shares of the Kansas Tax-Exempt Bond Fund to .35% of the average daily net assets of such Fund's class. Service Class (except for the Kansas Tax-Exempt Bond Fund) shares pay a 12b-1 fee of up to .25% of the average daily net assets of a Fund's Service Class shares. The Institutional Class Shares of the Kansas Tax-Exempt Bond Fund are not subject to a 12b-1 fee.

   Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

  SHAREHOLDER INFORMATION

                 [ICON]



                                 DISTRIBUTION ARRANGEMENTS
                                 CONTINUED

   SERVICE ORGANIZATION FEES
   Service Organization fees compensate various banks, trust companies, broker-dealers and other financial organizations for administrative services such as maintaining shareholder accounts and records for those investors purchasing shares through these sales channels. Service Class, Class A, Institutional Class and Premium Class shareholders may pay a service organization an additional fee of up to 0.25% of the daily net assets of a Fund attributable to such class for services such as record keeping, communication with and education of shareholders, and asset allocation services.

   MASTER-FEEDER FUND ARRANGEMENTS
   The International Multi-Manager Stock Fund operates under a master-feeder structure. This means that the Fund seeks its investment objective by investing all of its investable assets in another investment company with the same investment objective. The Fund invests all of its assets in the International Equity Portfolio (the "Portfolio"), a series of the AMR Investment Services Trust. The Fund may withdraw its assets from the Portfolio and invest its assets in another investment company or, alternatively, it may hire an investment adviser to manage the Fund's assets directly if the Fund's Board of Trustees determines that this action would be in the shareholders' best interests. Since the Fund will invest only in the Portfolio, the Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio. Other large investors also invest in the Portfolio and may affect the Fund if they, for example, choose to leave the Portfolio or to vote to change the investment objective of the Portfolio.

  SHAREHOLDER INFORMATION

                 [ICON]

                                DIVIDENDS, DISTRIBUTIONS AND TAXES

   Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Dividends on the Money Market Fund, the Intermediate Term Bond Fund, the UltraShort Bond Fund and the Kansas Tax-Exempt Bond Fund are paid monthly. Dividends on the Stock Fund and the International Multi-Manager Stock Fund are paid annually. Capital gains for all Funds are distributed at least annually.

   Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

   An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

   Dividends are taxable as ordinary income except that a portion might be a long-term capital gain distribution. The tax rate on long-term capital gains is lower than ordinary income. You will receive a long-term capital gain distribution if the Fund sells securities that it's holding for more than one year, and are the length of time you have held shares of the Fund does not matter for this purpose. Your holding period for Fund shares matters only when you sell your Fund shares.

   Dividends are taxable in the year for which they are paid, even if they appear on your account statement in the following year.

   The Kansas Tax-Exempt Bond Fund intends to distribute tax-exempt income, however, any capital gains distributed by the Fund may be taxable. The Kansas Tax-Exempt Bond Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local income tax.

   You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

   Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

  SHAREHOLDER INFORMATION

                 [ICON]

                                EXCHANGING YOUR SHARES

Shares of any Fund in the Trust offered by this prospectus may be exchanged for shares of the same class in any other Fund. You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.
NOTES ON EXCHANGES
 - The registration and tax identification numbers of the two accounts must be identical.
 - The Exchange Privilege may be changed or eliminated at any time after a 60-day notice to shareholders.
 - No transaction fees are charged for exchanges. However, when exchanging from a fund that has no sales charge or a lower charge to a Fund with higher sales charge, you will pay the difference.
 - To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited to five exchanges within a one year period or three exchanges in a calendar quarter.

INSTRUCTIONS FOR EXCHANGING SHARES
Exchanges may be made by sending a written request to American Independence Funds, P.O. Box 182498, Columbus OH 43218-2499, or by calling (888) 266-8787.
Please provide the following information:

 - Your name and telephone number

 - The exact name on your account and account number

 - Taxpayer identification number (usually your Social Security number)

 - Dollar value or number of shares to be exchanged

 - The name of the Fund from which the exchange is to be made

 - The name of the Fund into which the exchange is being made.

See "Selling your Shares" for important information about telephone transactions.

                                                               QUESTIONS?
                                                          Call 888-266-8787 or
                                                                  your
                                                               investment
                                                            representative.

  FINANCIAL HIGHLIGHTS

              [ICON]

   FINANCIAL HIGHLIGHTS


   The financial highlights tables are intended to help you understand each of the Fund's financial performance for the period of its operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This financial information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the American Independence Funds Trust Annual Report. You may obtain a free copy of the Annual Report by calling 1-888-266-8787. Information for Premium Class is not shown since the class had not commenced operations during the periods shown.



                                                                        STOCK FUND
                                                                      SERVICE CLASS
                                                   ----------------------------------------------------
                                                     YEAR       YEAR       YEAR       YEAR       YEAR
                                                    ENDED      ENDED      ENDED      ENDED      ENDED
                                                   10/31/02   10/31/01   10/31/00   10/31/99   10/31/98
    NET ASSET VALUE, BEGINNING OF PERIOD           $ 10.64    $ 11.09    $ 10.33    $  12.07   $  11.31
    ---------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                           0.17       0.15       0.18        0.11       0.07
      Net realized and unrealized gains (losses)
        from investments                             (1.56)     (0.42)      1.09       (0.03)      1.28
    ---------------------------------------------------------------------------------------------------
        Total from Investment Activities             (1.39)     (0.27)      1.27        0.08       1.35
    ---------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                          (0.15)     (0.18)     (0.11)      (0.09)     (0.05)
      Net realized gains from investment
        transactions                                    --         --      (0.40)      (1.73)     (0.54)
    ---------------------------------------------------------------------------------------------------
        Total Distributions                          (0.15)     (0.18)     (0.51)      (1.82)     (0.59)
    ---------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $  9.10    $ 10.64    $ 11.09    $  10.33   $  12.07
    ---------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)        (13.32%)    (2.45%)    13.39%       0.56%     12.49%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)            $66,457    $73,463    $83,791    $103,380   $100,524
      Ratio of expenses to average net assets         1.29%      1.29%      1.26%       1.29%      1.32%
      Ratio of net investment income to average
        net assets                                    1.65%      1.27%      1.76%       0.89%      0.66%
      Ratio of expenses to average net assets*        1.87%      1.86%      1.83%       1.84%      1.70%
      Portfolio turnover rate                        30.01%     34.00%     87.85%     112.35%    102.36%



    * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

  FINANCIAL HIGHLIGHTS

              [ICON]

   FINANCIAL HIGHLIGHTS
   CONTINUED


                                                             INTERNATIONAL MULTI-MANAGER STOCK FUND
                                                                         SERVICE CLASS
                                                      ----------------------------------------------------
                                                        YEAR       YEAR       YEAR       YEAR       YEAR
                                                       ENDED      ENDED      ENDED      ENDED      ENDED
                                                      10/31/02   10/31/01   10/31/00   10/31/99   10/31/98
    NET ASSET VALUE, BEGINNING OF PERIOD              $  9.24    $ 12.70    $ 13.15    $ 11.14    $ 10.97
    ------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                              0.10       0.12       0.16       0.21       0.18
      Net realized and unrealized gains (losses)
        from investments                                (1.05)     (1.97)      0.17       1.95       0.21
    ------------------------------------------------------------------------------------------------------
        Total from Investment Activities                (0.95)     (1.85)      0.33       2.16       0.39
    ------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                             (0.06)     (0.08)     (0.18)     (0.15)     (0.13)
      Net realized gains from investment
        transactions                                       --      (1.53)     (0.60)        --      (0.09)
    ------------------------------------------------------------------------------------------------------
        Total Distributions                             (0.06)     (1.61)     (0.78)     (0.15)     (0.22)
    ------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                    $  8.23    $  9.24    $ 12.70    $ 13.15    $ 11.14
    ------------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)           (10.34%)   (16.83%)     2.16%     19.61%      3.61%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)               $46,558    $48,043    $60,169    $63,441    $55,505
      Ratio of expenses to average net assets(b)         1.21%      1.22%      1.15%      1.09%      1.29%
      Ratio of net investment income to average net
        assets(b)                                        1.09%      1.09%      1.17%      1.57%      1.55%
      Ratio of expenses to average net assets*(b)        1.68%      1.69%      1.63%      1.57%      1.59%
      Portfolio turnover rate(a)                        43.00%     36.00%     45.05%     62.67%     23.54%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



    (a) Portfolio turnover rate represents that of the International Equity Portfolio.



   (b) These ratios include expenses charged from the International Equity Portfolio.

  FINANCIAL HIGHLIGHTS

              [ICON]

   FINANCIAL HIGHLIGHTS
   CONTINUED


                                                                 ULTRASHORT BOND FUND(*)
                                                                      SERVICE CLASS
                                                   ----------------------------------------------------
                                                     YEAR       YEAR       YEAR       YEAR       YEAR
                                                    ENDED      ENDED      ENDED      ENDED      ENDED
                                                   10/31/02   10/31/01   10/31/00   10/31/99   10/31/98
    NET ASSET VALUE, BEGINNING OF PERIOD           $ 10.40    $  9.96    $  9.90    $ 10.20    $ 10.08
    ---------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                           0.38       0.53       0.56       0.53       0.57
      Net realized and unrealized gains (losses)
        from investments                             (0.18)      0.44       0.06      (0.30)      0.12
    ---------------------------------------------------------------------------------------------------
        Total from Investment Activities              0.20       0.97       0.62       0.23       0.69
    ---------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                          (0.38)     (0.53)     (0.56)     (0.53)     (0.57)
      Net realized gains from investment
        transactions                                 (0.05)        --         --(a)      --         --
    ---------------------------------------------------------------------------------------------------
        Total Distributions                          (0.43)     (0.53)     (0.56)     (0.53)     (0.57)
    ---------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $ 10.17    $ 10.40    $  9.96    $  9.90    $ 10.20
    ---------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)          2.02%     10.02%      6.47%      2.35%      6.96%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)            $48,579    $47,624    $51,984    $61,302    $61,371
      Ratio of expenses to average net assets         0.65%      0.65%      0.64%      0.65%      0.67%
      Ratio of net investment income to average
        net assets                                    3.71%      5.26%      5.64%      5.31%      5.59%
      Ratio of expenses to average net assets**       1.33%      1.28%      1.29%      1.30%      1.13%
      Portfolio turnover rate                        66.57%     65.87%     57.96%     58.94%     55.75%


    * Prior to March 1, 2002, the Fund was named Short-Term Bond Fund.

    ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



    (a) Distribution per share was less than $0.005.

  FINANCIAL HIGHLIGHTS

              [ICON]

   FINANCIAL HIGHLIGHTS
   CONTINUED


                                                                  INTERMEDIATE BOND FUND
                                                                      SERVICE CLASS
                                                   ----------------------------------------------------
                                                     YEAR       YEAR       YEAR       YEAR       YEAR
                                                    ENDED      ENDED      ENDED      ENDED      ENDED
                                                   10/31/02   10/31/01   10/31/00   10/31/99   10/31/98
    NET ASSET VALUE, BEGINNING OF PERIOD           $ 10.54    $  9.82    $  9.86    $ 10.43    $ 10.21
    ---------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                           0.55       0.56       0.58       0.57       0.59
      Net realized and unrealized gains (losses)
        from investments                              0.15       0.72      (0.04)     (0.56)      0.22
    ---------------------------------------------------------------------------------------------------
        Total from Investment Activities              0.70       1.28       0.54       0.01       0.81
    ---------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                          (0.53)     (0.56)     (0.58)     (0.58)     (0.59)
    ---------------------------------------------------------------------------------------------------
        Total Distributions                          (0.53)     (0.56)     (0.58)     (0.58)     (0.59)
    ---------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $ 10.71    $ 10.54    $  9.82    $  9.86    $ 10.43
    ---------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)          6.87%     13.35%      5.75%      0.11%      8.16%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)            $48,006    $45,447    $46,092    $56,091    $52,993
      Ratio of expenses to average net assets         0.76%      0.76%      0.76%      0.76%      0.78%
      Ratio of net investment income to average
        net assets                                    5.29%      5.49%      6.01%      5.69%      5.74%
      Ratio of expenses to average net assets*        1.33%      1.29%      1.31%      1.31%      1.14%
      Portfolio turnover rate                       135.72%     93.61%     37.86%     46.98%     39.07%



    * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

  FINANCIAL HIGHLIGHTS

              [ICON]



   FINANCIAL HIGHLIGHTS
   CONTINUED


                                                           KANSAS TAX-EXEMPT BOND FUND
                                        ------------------------------------------------------------------
                                                        INSTITUTIONAL CLASS*                     CLASS A
                                        ----------------------------------------------------   -----------
                                          YEAR       YEAR       YEAR       YEAR       YEAR       PERIOD
                                         ENDED      ENDED      ENDED      ENDED      ENDED        ENDED
                                        10/31/02   10/31/01   10/31/00   10/31/99   10/31/98   10/31/02(A)
    NET ASSET VALUE, BEGINNING OF
      PERIOD                            $  10.86   $  10.35   $  10.12   $  10.90   $  10.73     $10.83
    ------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                 0.44       0.46       0.47       0.47       0.53       0.09
      Net realized and unrealized
        gains (losses) from
        investments                         0.07       0.51       0.23      (0.73)      0.20       0.10
    ------------------------------------------------------------------------------------------------------
        Total from Investment
          Activities                        0.51       0.97       0.70      (0.26)      0.73       0.19
    ------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                (0.43)     (0.46)     (0.47)     (0.47)     (0.53)     (0.09)
      Net realized gains from
        investment transactions               --         --         --      (0.05)     (0.03)        --
    ------------------------------------------------------------------------------------------------------
        Total Distributions                (0.43)     (0.46)     (0.47)     (0.52)     (0.56)     (0.09)
    ------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD      $  10.94   $  10.86   $  10.35   $  10.12   $  10.90     $10.93
    ------------------------------------------------------------------------------------------------------
        Total Return (excludes sales
          charge)                           4.84%      9.58%      7.10%     (2.51%)     7.01%      4.16%(b)
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period
        (000)                           $150,525   $142,848   $140,633   $145,607   $132,917     $  553
      Ratio of expenses to average net
        assets                              0.60%      0.60%      0.60%      0.54%      0.21%      0.95%(c)
      Ratio of net investment income
        to average net assets               4.05%      4.34%      4.62%      4.44%      4.90%      3.45%(c)
      Ratio of expenses to average net
        assets**                            1.00%      1.15%      1.12%      1.14%      1.00%      0.97%(c)
      Portfolio turnover rate              13.63%      9.62%      5.88%     21.26%     13.51%     13.63%(b)


    * Prior to March 1, 2002, the Class was named Service Class.


    ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



    (a) Commencement of operations for Class A was 8/6/02.



   (b) Not annualized.



   (c) Annualized.

  FINANCIAL HIGHLIGHTS

              [ICON]

   FINANCIAL HIGHLIGHTS
   CONTINUED


                                                                    MONEY MARKET FUND
                                                                      SERVICE CLASS
                                                   ----------------------------------------------------
                                                     YEAR       YEAR       YEAR       YEAR       YEAR
                                                    ENDED      ENDED      ENDED      ENDED      ENDED
                                                   10/31/02   10/31/01   10/31/00   10/31/99   10/31/98
    NET ASSET VALUE, BEGINNING OF PERIOD           $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
    ---------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                          0.015      0.045      0.058      0.046      0.050
    ---------------------------------------------------------------------------------------------------
        Total from Investment Activities             0.015      0.045      0.058      0.046      0.050
    ---------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                         (0.015)    (0.045)    (0.058)    (0.046)    (0.050)
    ---------------------------------------------------------------------------------------------------
        Total Distributions                         (0.015)    (0.045)    (0.058)    (0.046)    (0.050)
    ---------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
    ---------------------------------------------------------------------------------------------------
        Total Return                                  1.55%      4.63%      5.95%      4.70%      5.13%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)            $72,022    $73,298    $73,727    $97,364    $50,746
      Ratio of expenses to average net assets         0.58%      0.59%      0.60%      0.59%      0.67%
      Ratio of net investment income to average
        net assets                                    1.53%      4.65%      5.76%      4.61%      5.04%
      Ratio of expenses to average net assets*        1.12%      1.12%      1.13%      1.13%      1.03%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

  AMERICAN INDEPENDENCE FUNDS


                                               AMERICAN INDEPENDENCE FUNDS
                                               NOTICE OF PRIVACY POLICY &
                                               PRACTICES

   American Independence Funds recognizes and respects the privacy concerns and expectations of our customers(1).

   We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with American Independence Funds.

    COLLECTION OF CUSTOMER            We collect nonpublic personal information about our customers from the
      INFORMATION                     following sources:



                                      -  Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;



                                      -  Account History, including information about the transactions and balances in a customer's accounts; and



                                      -  Correspondence, written, telephonic or electronic between a customer and
                                         American Independence Funds or service providers to American
                                         Independence Funds.



    DISCLOSURE OF CUSTOMER            We may disclose all of the information described above to certain third
      INFORMATION                     parties who are not affiliated with American Independence Funds under one or more of these circumstances:



                                      -  As Authorized -- if you request or authorize the disclosure of the information.



                                      -  As Permitted by Law -- for example, sharing information with companies who maintain or service customer accounts for the American Independence
                                         Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.



                                      -  Under Joint Agreements -- we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.



    SECURITY OF CUSTOMER              We require service providers to the American Independence Funds:
      INFORMATION



                                      -  to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the American
                                         Independence Funds; and



                                      -  to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non public personal information of customers of the American Independence Funds.

   We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of American Independence Funds.

   ---------------

   (1) For purposes of this notice, the terms "customer" or "customers" includes individuals who provide nonpublic personal information to American Independence Funds, but do not invest in American Independence Funds shares.

                        This is not part of the Prospectus.

For more information about the American Independence Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain detailed information on each Fund's investments. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of Reports and the SAI, or request other information and discuss your questions about the Funds, by contacting INTRUST or a broker that sells the Funds. Or contact us at:

                            AMERICAN INDEPENDENCE FUNDS
                            3435 STELZER ROAD
                            COLUMBUS, OHIO 43219
                            TELEPHONE: 1-888-266-8787

                            Address for Trust Clients of INTRUST
                            Bank, N.A.:
                            105 North Main Street
                            Box One
                            Wichita, Kansas 67202

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov.

                        AMERICAN INDEPENDENCE FUNDS TRUST
                     3435 STELZER ROAD, COLUMBUS, OHIO 43219
                 GENERAL AND ACCOUNT INFORMATION: (888) 266-8787

              INTRUST FINANCIAL SERVICES, INC.--INVESTMENT ADVISER
                          ("INTRUST" OR THE "ADVISER")

                               BISYS FUND SERVICES
                          ADMINISTRATOR AND DISTRIBUTOR
              ("BISYS" OR THE "ADMINISTRATOR" OR THE "DISTRIBUTOR")

                       STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information (the "SAI") describes one money market fund (the "Money Market Fund") and five non-money market funds (the "Non-Money Market Funds") (collectively, the "Funds"), all of which are managed by INTRUST. The Funds are:

     MONEY MARKET FUND
     --   Money Market Fund

     NON-MONEY MARKET FUNDS
     --   UltraShort Bond Fund
     --   Intermediate Bond Fund
     --   Stock Fund
     --   International Multi-Manager Stock Fund
     --   Kansas Tax-Exempt Bond Fund

     Each Fund constitutes a separate investment portfolio with distinct investment objectives and policies. Shares of the Funds are sold to the public by BISYS as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of INTRUST or its affiliates.

     The International Multi-Manager Stock Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio (the "Portfolio") of the AMR Investment Services Trust ("AMR Trust") that has an identical investment objective to the International Multi-Manager Stock Fund.

     This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by a prospectus for the Funds dated March 1, 2003 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Financial Statements included in the Funds' October 31, 2002 Annual Report to Shareholders are incorporated by reference into this SAI. The Prospectus and Annual Report may be obtained without charge by writing the Funds at the address above or calling 1-888-266-8787.

     Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, INTRUST or any of its affiliates, and are not insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Funds involves risk, including the possible loss of principal. The Money Market Fund seeks to maintain a net asset value per share of $1.00 although there can be no assurance that they will be able to do so.

March 1, 2003

TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----

THE INVESTMENT POLICIES AND PRACTICES OF THE FUNDS                        3
INVESTMENT RESTRICTIONS                                                  20
RISKS OF INVESTING IN THE FUNDS                                          24
MANAGEMENT                                                               32
    Trustees and Officers                                                32
    Trustees and Officers of AMR Investment Services Trust               33
    Investment Adviser                                                   37
    Subadvisers                                                          38
    Distribution of Fund Shares                                          42
    Distribution Plan                                                    43
    Administration and Fund Accounting Services                          44
    Codes of Ethics                                                      45
    Service Organizations                                                45
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                           45
EXPENSES                                                                 48
DETERMINATION OF NET ASSET VALUE                                         48
PORTFOLIO TRANSACTIONS                                                   49
    Portfolio Turnover                                                   51
TAXATION                                                                 51
    Taxation of the Portfolio                                            56
OTHER INFORMATION                                                        58
    Capitalization                                                       58
    Voting Rights                                                        60
    Custodian, Transfer Agent and Dividend Disbursing Agent              61
    Independent Auditors                                                 61
    Yield and Performance Information                                    61
    Financial Statements                                                 64

APPENDIX                                                                 66

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUSES, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AMERICAN INDEPENDENCE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY AMERICAN INDEPENDENCE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                           THE INVESTMENT POLICIES AND
                             PRACTICES OF THE FUNDS

     Each Fund is a separate investment fund or portfolio, commonly known as a mutual fund. The Funds are separate portfolios of American Independence Funds Trust, a Delaware business trust, organized under the laws of Delaware on January 26, 1996 as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of the Trust.

     As a matter of fundamental policy, notwithstanding any limitation otherwise, each Fund is authorized to seek to achieve its investment objective as described in the Prospectus by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

     Each Fund follows its own investment objectives and policies, including certain investment restrictions. Several of those restrictions and each of the Funds' investment objectives are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the affected Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this SAI are not fundamental and may change solely by approval of the Board of Trustees. References below to "All Funds" include the Portfolio, except where noted otherwise. The 80% minimum investment limitations of the Kansas Tax-Exempt Bond Fund with respect to investments in securities exempt from federal income and Kansas personal income taxes are both fundamental. The 80% minimum investment limitations of the other funds are non-fundamental, which means they may be changed by the Board of Trustees subject to 60 days advance notice to shareholders.

     The following is a description of investment practices of the Funds and the securities in which they may invest:

     U.S. TREASURY OBLIGATIONS (ALL FUNDS). The Funds may invest in U.S. Treasury obligations, which are backed by the full faith and credit of the United States Government as to the timely payment of principal and interest. U.S. Treasury obligations consist of bills, notes, and bonds and separately traded interest and principal component parts of such obligations known as STRIPS which generally differ in their interest rates and maturities. U.S. Treasury bills, which have original maturities of up to one year, notes, which have maturities ranging from one year to 10 years, and bonds, which have original maturities of 10 to 30 years, are direct obligations of the United States Government.

     U.S. GOVERNMENT SECURITIES (ALL FUNDS). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government securities include debt securities issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies and instrumentalities. Some types of U.S. Government securities are supported by the full faith and credit of the United States Government or U.S. Treasury guarantees, such as mortgage-backed certificates guaranteed by the Government National Mortgage Association ("GNMA"). Other types of U.S. Government securities, such as obligations of the Student Loan Marketing Association, provide recourse only to the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States Government, the investor must look to the agency issuing or guaranteeing the obligation for ultimate repayment.

     The Funds may invest in obligations of agencies of the United States Government. Such agencies include, among others, Farmers Home Administration, Federal Farm Credit System, Federal Housing

Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. The Funds may purchase securities issued or guaranteed by the Government National Mortgage Association which represent participations in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Land Banks, Federal National Mortgage Association and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., Government National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

     COMMERCIAL PAPER (ALL FUNDS). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by both domestic and foreign bank holding companies, corporations and financial institutions and United States Government agencies and instrumentalities. All commercial paper purchased by the Funds is, at the time of investment, rated in one of the top two (top three with respect to UltraShort Bond Fund) rating categories of at least one Nationally Recognized Statistical Rating Organization ("NRSRO"), or, if not rated is, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest, or, with respect to the Money Market Fund, (i) rated "P-1" by Moody's and "A-1" or better by S&P or in a comparable rating category by any two NRSROs that have rated the commercial paper or (ii) rated in a comparable category by only one such organization if it is the only organization that has rated the commercial paper.

     CORPORATE DEBT SECURITIES (ALL FUNDS EXCEPT KANSAS TAX-EXEMPT BOND FUND--SEE "VARIABLE RATE DEMAND OBLIGATIONS"). The Funds may purchase corporate debt securities, subject to the rating and quality requirements specified with respect to each Fund. The Funds may invest in both rated commercial paper and rated corporate debt obligations of foreign issuers that meet the same quality criteria applicable to investments by the Funds in commercial paper and corporate debt obligations of domestic issuers. These investments, therefore, are not expected to involve significant additional risks as compared to the risks of investing in comparable domestic securities. Generally, all foreign investments carry with them both opportunities and risks not applicable to investments in securities of domestic issuers, such as risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, changes in foreign governmental attitudes toward private investment (possibly leading to nationalization, increased taxation or confiscation of foreign assets) and added difficulties inherent in obtaining and enforcing a judgment against a foreign issuer of securities should it default.

     MORTGAGE-RELATED SECURITIES (ALL FUNDS). The Funds are permitted to invest in mortgage-related securities subject to the rating and quality requirements specified with respect to each such Fund. In the case of the Kansas Tax-Exempt Bond Fund, to the extent the Fund is permitted to invest in U.S. Government securities, the Fund may invest in mortgage-related securities only. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by the Funds in calculating maturity for purposes of investment in mortgage-related securities. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Funds in mortgage-related securities, the value of which may be more sensitive to interest rate changes.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government in the case of securities guaranteed by GNMA or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported in various forms of insurance or guarantees issued by governmental entities.

     Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Fund in mortgage-related securities, the value of which may be more sensitive to interest rate changes.

     Mortgage-related securities, for purposes of this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities created by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Government to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stock-holders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as ("Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal, depending upon the date of issue. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     ASSET-BACKED SECURITIES (MONEY MARKET FUND, ULTRASHORT BOND FUND AND INTERMEDIATE BOND FUND). These Funds are permitted to invest in asset-backed securities, subject to the rating and quality requirements specified with respect to each such Fund. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Funds' investment objectives, policies and quality standards, a Fund may invest in these and other types of asset-backed securities which may be developed in the future.

     Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

     MUNICIPAL COMMERCIAL PAPER (ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND AND KANSAS TAX-EXEMPT BOND FUND). Municipal commercial paper is a debt obligation with a stated maturity of one year or less which is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. Investments in municipal commercial paper are limited to commercial paper which is rated at the date of purchase: (i) "P-1" by Moody's and "A-1" or "A-1+" by S&P, "P-2" (Prime-2) or better by Moody's and "A-2" or better by S&P or (ii) in a comparable rating category by any two of the NRSROs that have rated commercial paper or (iii) in a comparable rating category by only one such organization if it is the only organization that has rated the commercial paper or (iv) if not rated, is, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees. Issuers of municipal commercial paper rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." The "A-1" rating for commercial paper under the S&P classification indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper receiving a "P-2" rating has a strong capacity for repayment of short-term promissory obligations. Commercial paper rated "A-2" has the capacity for timely payment although the relative degree of safety is not as overwhelming as for issues designated "A-1." See the Appendix for a more complete description of securities ratings.

     MUNICIPAL LEASES (KANSAS TAX-EXEMPT BOND FUND) Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

     MUNICIPAL NOTES (ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND AND KANSAS TAX-EXEMPT BOND FUND). Municipal notes are generally sold as interim financing in anticipation of the collection of taxes, a bond sale or receipt of other revenue. Municipal notes generally have maturities at the time of issuance of one year or less. Investments in municipal notes are limited to notes which are rated at the date of purchase: (i) MIG 1 or MIG 2 by Moody's and in a comparable rating category by at least one other nationally recognized statistical rating organization that has rated the notes, or (ii) in a comparable rating category by only one such organization, including Moody's, if it is the only organization that has rated the notes, or (iii) if not rated, are, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees.

     Notes rated "MIG 1" are judged to be of the "best quality" and carry the smallest amount of investment risk. Notes rated "MIG 2" are judged to be of "high quality, with margins of protection ample although not as large as in the preceding group."

     MUNICIPAL BONDS (ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND AND KANSAS TAX EXEMPT-BOND FUND). Municipal bonds generally have a maturity at the time of issuance of more than one year. Municipal bonds may be issued to raise money for various public purposes--such as constructing public facilities and making loans to public institutions. There are generally two types of municipal bonds: general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues of a project or facility--tolls from a toll road, for example. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Industrial development revenue bonds (which are private activity bonds) are a specific type of revenue bond backed by the credit and security of a private user, and therefore investments in these bonds have more potential risk. Investments in municipal bonds are limited to bonds which are rated at the time of purchase "A" or better by a NRSRO. See the Appendix for a more complete description of securities ratings.

     COMMON STOCKS (STOCK FUND AND INTERNATIONAL MULTI-MANAGER STOCK FUND). Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stocks are satisfied. Common stock fluctuates in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market volatility.

     PREFERRED STOCKS (ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND, STOCK FUND, AND INTERNATIONAL MULTI-MANAGER STOCK FUND). Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     AMERICAN DEPOSITARY RECEIPTS (ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND AND STOCK FUND). American Depositary Receipts are U.S. dollar-denominated receipts generally issued by domestic banks, which evidence the deposit with the bank of the common stock of a foreign issuer and which are publicly traded on exchanges or over-the-counter in the United States.

     These Funds may each invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the Non-U.S. Company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

     In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the Non-U.S. Company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. In addition, with respect to all ADRs there is always the risk of loss due to currency fluctuations.

     Investments in ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers through ADRs are subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect the value of the particular ADR. There may be less publicly available information about a foreign company than about a U.S. company, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert proceeds realized upon the sale of portfolio securities of the affected foreign companies immediately into U.S. currency.

     INVESTMENT IN FOREIGN SECURITIES (ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND, STOCK FUND AND INTERNATIONAL MULTI-MANAGER STOCK FUND). These Funds may each invest in securities of foreign governmental and private issuers that, except for the International Multi-Manager Stock Fund, are generally denominated in and pay interest in U.S. dollars. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers located in those countries.

     FOREIGN EXCHANGE CONTRACTS (INTERNATIONAL MULTI-MANAGER STOCK FUND). Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. When investing in foreign securities, the Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

     The Portfolio may enter into foreign currency forward contracts or currency futures for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which the Portfolio has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time for the contract. This method of attempting to hedge the value of the Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Portfolio does not intend to maintain a net exposure to such contracts where the fulfillment of the Portfolio's obligations under such contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in the currency. The Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if the Portfolio's Investment Advisers ("Portfolio Advisers") fail to predict currency values correctly.

     FOREIGN CURRENCY OPTIONS AND RELATED RISKS (INTERNATIONAL MULTI-MANAGER STOCK FUND). The Portfolio may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Portfolio holds in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in "Foreign Exchange Contracts" above which influence foreign exchange sales and investments generally.

     The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the inter-bank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Portfolio may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     CONVERTIBLE AND EXCHANGEABLE SECURITIES (ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND, STOCK FUND, AND INTERNATIONAL MULTI-MANAGER STOCK FUND). These Funds are permitted to invest in convertible and exchangeable securities, subject to the rating and quality requirements specified with respect to each such Fund. Convertible securities generally offer fixed interest or dividend yields and may be converted either at a stated price or stated rate for common or preferred stock. Exchangeable securities may be exchanged on specified terms for common or preferred stock. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible or exchangeable securities tends to vary with fluctuations in the market value of the underlying common or preferred stock. Debt securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to senior debt of the issuer.

     DOMESTIC AND FOREIGN BANK OBLIGATIONS (ALL FUNDS). These obligations include but are not restricted to certificates of deposit, commercial paper, Yankee dollar certificates of deposit, bankers' acceptances, Eurodollar certificates of deposit and time deposits, promissory notes and medium-term deposit notes. The Funds will not invest in any obligations of their affiliates, as defined under the 1940 Act. The Kansas Tax-Exempt Bond Fund's bank obligations are limited to certificates of deposit and bankers' acceptances.

     INVESTMENTS IN UNITED STATES BANK OBLIGATIONS (INCLUDING FOREIGN BRANCHES) (ALL FUNDS). Each Fund limits its investment in foreign bank obligations to United States dollar-denominated obligations of foreign banks (including United States branches of foreign banks) which in the opinion of the Adviser, are of an investment quality comparable to obligations of United States banks which may be purchased by the Funds. There is no limitation on the amount of the Funds' assets which may be invested in obligations of foreign banks meeting the conditions set forth herein.

     Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Investments in fixed time deposits subject to withdrawal penalties maturing in more than seven days may not exceed 10% of the value of the net assets of the Money Market Fund and Kansas Tax Exempt and 15% of the value of the net assets of the other Funds.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not subject to examination by any United States Government agency or instrumentality.

     INVESTMENTS IN EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS INVOLVE ADDITIONAL RISKS (ALL FUNDS). Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

     STRIPS (ALL FUNDS EXCEPT INTERNATIONAL MULTI-MANAGER STOCK FUND). Each Fund may invest in separately traded principal and interest components of securities backed by the full faith and credit of the United States Treasury. The principal and interests components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. In accordance with Rule 2A-7, the Money Market Fund's investments in STRIPS are limited to those with maturity components not exceeding thirteen months. The Funds will not actively trade in STRIPS.

     ZERO COUPON SECURITIES (ALL FUNDS EXCEPT INTERNATIONAL MULTI-MANAGER STOCK
FUND). A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

     OTHER MUTUAL FUNDS (ALL FUNDS). Each Fund may invest in shares of other open-end, management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies. The Kansas Tax-Exempt Bond Fund has adopted a non-fundamental policy to limit its investment in investment companies to shares of money market funds. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.

     OPTIONS ON SECURITIES (STOCK FUND, ULTRASHORT BOND FUND AND INTERMEDIATE BOND FUND). The Funds may purchase put and call options and write covered put and call options on securities in which each Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions (i.e., over-the-counter (OTC) options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

     The Funds may write put and call options on securities only if they are covered, and such options must remain covered as long as the Fund is obligated as a writer. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian.

     The principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, the Funds forego the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retain the risk of loss should the price of the security decline. In return for the premium received for a put option, the Funds assume the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. The Funds may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

     Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. OTC options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, there is no assurance that the Funds will succeed in negotiating a closing out of a particular OTC option at any particular time. If a Fund, as covered call option writer, is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     The staff of the SEC has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the-money. Pending resolution of the issue, the Funds will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to each such Fund's limitation on investments in securities that are not readily marketable.

     DOLLAR ROLL TRANSACTIONS (ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND, MONEY MARKET FUND AND INTERNATIONAL MULTI-MANAGER STOCK FUND). These Funds may enter into dollar roll transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage. The Fund will limit its obligations on dollar roll transactions to 35 percent of the Fund's net assets.

      SWAP AGREEMENTS (ULTRASHORT BOND FUND AND INTERMEDIATE BOND FUND). To manage its exposure to different types of investments, the Fund may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. Swap agreements involve risks depending upon the counterparties creditworthiness and ability to perform as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when they believe the counterparties present minimal credit risks and the income expected to be earned from the transaction justifies the attendant risks.

     FUTURES, RELATED OPTIONS AND OPTIONS ON STOCK INDICES (STOCK FUND AND INTERNATIONAL MULTI-MANAGER STOCK FUND). The Fund or Portfolio may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio through the use of certain futures transactions, options on futures traded on a board of trade and options on stock indices traded on national securities exchanges. The Fund or Portfolio may hedge a portion of its portfolio by purchasing such instruments during a market advance or when the Adviser or Portfolio Advisers anticipate an advance. In attempting to hedge a portfolio, the Fund or Portfolio may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts, and engage in related closing transactions. The Fund or Portfolio will use these instruments primarily as a hedge against changes resulting from market conditions in the values of securities held in its portfolio or which it intends to purchase.

     A stock index assigns relative weighing to the common stocks in the index, and the index generally fluctuates with changes in the market values of these stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund or Portfolio will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indices upon which such futures contracts are based, and the number of futures contracts which would be outstanding, do not exceed one-third of the value of the Fund's or Portfolio's net assets.

     When a futures contract is executed, each party deposits with a broker or in a segregated custodial account up to 5% of the contract amount, called the "initial margin," and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.

     In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer's position in a stock index futures contract. If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires. In the case of options on stock indexes, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to receive cash equal to the dollar amount of the difference between the closing price of the relevant index and the option exercise price times a specified multiple, called the "multiplier."

     During a market decline or when the Adviser or Portfolio Adviser anticipates a decline, the Fund or Portfolio may hedge a portion of its portfolio by selling futures contracts or purchasing puts on such contracts or on a stock index in order to limit exposure to the decline. This provides an alternative to liquidation of securities positions and the corresponding costs of such liquidation. Conversely, during a market advance or when the Adviser or Portfolio Adviser anticipates an advance, each Fund or Portfolio may hedge a portion of its portfolio by purchasing futures, options on these futures or options on stock indices. This affords a hedge against a Fund or Portfolio not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities which may later be purchased in a more advantageous manner. Each Fund or Portfolio will sell options on futures and on stock indices only to close out existing positions.

     INTEREST RATE FUTURES CONTRACTS (ALL FUNDS, EXCEPT INTERNATIONAL MULTI-MANAGER STOCK FUND AND KANSAS TAX-EXEMPT BOND FUND). These Funds may, to a limited extent, enter into interest rate futures contracts--i.e., contracts for the future delivery of securities or index-based futures contracts--that are, in the opinion of the Adviser, sufficiently correlated with the Fund's portfolio. These investments will be made primarily in an attempt to protect a Fund against the effects of adverse changes in interest rates (i.e., "hedging"). When interest rates are increasing and portfolio values are falling, the sale of futures contracts can offset a decline in the value of a Fund's current portfolio securities. The Funds will engage in such transactions primarily for bona fide hedging purposes.

     OPTIONS ON INTEREST RATE FUTURES CONTRACTS (ALL FUNDS, EXCEPT INTERNATIONAL MULTI-MANAGER STOCK FUND AND KANSAS TAX-EXEMPT BOND FUND). These Funds may purchase put and call options on interest rate futures contracts, which give a Fund the right to sell or purchase the underlying futures contract for a specified price upon exercise of the option at any time during the option period. Each Fund may also write (sell) put and call options on such futures contracts. For options on interest rate futures that a Fund writes, such Fund will receive a premium in return for granting to the buyer the right to sell to the Fund or to buy from the Fund the underlying futures contract for a specified price at any time during the option period. As with futures contracts, each Fund will purchase or sell options on interest rate futures contracts primarily for bona fide hedging purposes.

     RISKS OF OPTIONS AND FUTURES CONTRACTS(ALL FUNDS). One risk involved in the purchase and sale of futures and options is that a Fund may not be able to effect closing transactions at a time when it wishes to do so. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market for them, and there can be no assurance that a liquid market will exist for the contract or the option at any particular time. To mitigate this risk, each Fund will ordinarily purchase and write options only if a secondary market for the options exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if a Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although the premium can be used to offset any losses or add to a Fund's income) but, as long as its obligation as a writer continues, such Fund will have retained the risk of loss should the price of the underlying security decline. Investors should note that because of the volatility of the market value of the underlying security, the loss from investing in futures transactions is potentially unlimited. In addition, a Fund has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once a Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

      The Funds' successful use of stock index futures contracts, options on such contracts and options on indices depends upon the ability of the Adviser to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the futures contract and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases in the case of stock index futures as the composition of the Funds' portfolios diverge from the composition of the relevant index. Such imperfect correlation may prevent the Funds from achieving the intended hedge or may expose the Funds to risk of loss. In addition, if the Funds purchase futures to hedge against market advances before they can invest in common stock in an advantageous manner and the market declines, the Funds might create a loss on the futures contract. Particularly in the case of options on stock index futures and on stock indices, the Funds' ability to establish and maintain positions will depend on market liquidity. The successful utilization of options and futures transactions requires skills different from those needed in the selection of the Funds' portfolio securities. The Funds believe that the Adviser possesses the skills necessary for the successful utilization of such transactions.

     The Funds are permitted to engage in bona fide hedging transactions (as defined in the rules and regulations of the Commodity Futures Trading Commission) without any quantitative limitations. Futures and related option transactions which are not for bona fide hedging purposes may be used provided the total amount of the initial margin and any option premiums attributable to such positions does not exceed 5% of each Fund's liquidating value after taking into account unrealized profits and unrealized losses, and excluding any in-the-money option premiums paid. The Funds will not market, and are not marketing, themselves as commodity pools or otherwise as vehicles for trading in futures and related options. The Funds will segregate liquid assets to cover the futures and options.

     "WHEN-ISSUED" AND "FORWARD COMMITMENT" TRANSACTIONS (ALL FUNDS). The Funds may purchase securities on a when-issued and delayed-delivery basis and may purchase or sell securities on a forward commitment basis. When-issued or delayed-delivery transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When a Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Fund until it receives payment or delivery from the other party to the transaction. While the Funds normally enter into these transactions with the intention of actually receiving or delivering the securities, they may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Adviser or Sub-Adviser considers such action advisable as a matter of investment strategy. Such securities have the effect of leverage on the Funds and may contribute to volatility of a Fund's net asset value.

     REPURCHASE AGREEMENTS (ALL FUNDS). The Funds may enter into repurchase agreements with any bank and broker-dealer which, in the opinion of the Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed upon yield. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily. The agreements may be considered to be loans made by the purchaser, collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income from the loaned securities and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities. The Money Market Fund and Kansas Tax-Exempt Bond Fund may not each invest more than 10% and the other Non-Money Market Funds may not invest more than 15% of its respective net assets in repurchase agreements maturing in more than seven business days or in securities for which market quotations are not readily available. For more information about repurchase agreements, see "Investment Policies".

     REVERSE REPURCHASE AGREEMENTS (ALL FUNDS). The Funds may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

      COMMERCIAL PAPER (ALL FUNDS). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by the Funds is, at the time of investment, rated in one of the top two (top three with respect to the UltraShort Bond Fund) rating categories of at least one Nationally Recognized Statistical Rating Organization ("NRSRO") or, if not rated, are, in the opinion of the Adviser or the Portfolio Advisers, as applicable, of an investment quality comparable to rated commercial paper in which the Funds may invest, or, with respect to the Money Market Fund, (i) rated "P-1" by Moody's Investors Service, Inc. ("Moody's") and "A-1" or better by Standard & Poor's Corporation ("S&P") or in a comparable rating category by any two NRSROs that have rated the commercial paper or (ii) rated in a comparable category by only one such organization if it is the only organization that has rated the commercial paper (and provided the purchase is approved or ratified by the Fund's Board of Trustees or the AMR Trust's Board of Trustees, as applicable).

     CORPORATE DEBT SECURITIES (ALL FUNDS, EXCEPT KANSAS TAX-EXEMPT BOND FUND). Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund.

     After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Fund's Adviser or Portfolio Advisers, as applicable, will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

     VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND OBLIGATIONS (ALL FUNDS). The Funds may, from time to time, buy variable rate demand obligations issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity of 397 days or less with respect to the Money Market Fund or five to twenty years with respect to the Non-Money Market Funds, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities may or may not be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest.

     The Funds May Also Buy Variable Rate Master Demand Obligations. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the obligation at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the obligation without penalty. The obligations may or may not be backed by bank letters of credit. Because the obligations are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, upon demand. The Funds have no limitations on the type of issuer from whom the obligations will be purchased. The Funds will invest in variable rate master demand obligations only when such obligations are determined by the Adviser or Portfolio Advisers, as applicable or, pursuant to guidelines established by the Board of Trustees or the AMR Trust Board, as applicable, to be of comparable quality to rated issuers or instruments eligible for investment by the Funds.

     LOANS OF PORTFOLIO SECURITIES (ALL FUNDS). The Funds may lend their portfolio securities in an amount up to 33-1/3% of each Fund's total assets to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or approved bank letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of a particular Fund.

     The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

     Securities loans will be made in accordance with the following conditions:
(1) the Funds or the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Funds or the Portfolio must be able to terminate the loan after notice, at any time;
(4) the Funds or the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Funds or the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board of Trustees or AMR Trust Board, as applicable, must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board of Trustees or AMR Trust Board, as applicable, to vote proxies.

      GUARANTEED INVESTMENT CONTRACTS AND FUNDING AGREEMENTS (ULTRASHORT BOND
FUND). The Fund may invest in guaranteed investment contracts and funding agreements ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. The Fund will purchase a GIC only when the Adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment.

     In determining the average weighted portfolio maturity of the Fund, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

     ILLIQUID SECURITIES (ALL FUNDS). Each Fund, except for the International Multi-Manager Stock Fund, has adopted a fundamental policy with respect to investments in illiquid securities. The International Multi-Manager Stock Fund has adopted a non-fundamental policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on either an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Each Fund may also invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act (other than certain commercial paper issued pursuant to Section 4(2) as discussed below) will be treated as illiquid and subject to the Fund's investment restriction on illiquid securities.

     Pursuant to procedures adopted by the Board of Trustees, the Funds may treat certain commercial paper issued pursuant to Section 4(2) as a liquid security and not subject to the Funds' investment restriction on illiquid investments. Section 4(2) commercial paper may be considered liquid only if all of the following conditions are met: (i) the Section 4(2) commercial paper must not be traded flat (i.e. without accrued interest) or be in default as to principal or interest; and (ii) the Section 4(2) commercial paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, by that NRSRO, or if the security is unrated, the security has been determined to be of equivalent quality.

     The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Funds' to invest, pursuant to procedures established by the Board of Trustees or the AMR Trust Board, as applicable, and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

         Pursuant to guidelines set forth by and under the supervision of the Board of Trustees or the AMR Trust Board, as applicable, the Adviser or the Portfolio Advisers, will monitor the liquidity of restricted securities in a Fund's portfolio. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser or the Portfolio Advisers, as applicable; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Investment Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a Fund does not exceed 10% of the Fund's average daily net assets. Rule 144A securities and Section 4(2) commercial paper which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of Investment Restriction No. 1. Investments in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing Fund illiquidity.

     FOREIGN CURRENCY TRANSACTIONS (INTERNATIONAL MULTI-MANAGER STOCK FUND; INTERMEDIATE BOND FUND; STOCK FUND). Investments by the Portfolio in securities of foreign companies will usually involve the currencies of foreign countries. In addition, the Portfolio may temporarily hold funds in bank deposits in foreign currencies pending the completion of certain investment programs. Accordingly, the value of the assets of the Portfolio, as measured in U.S. dollars, may be affected by changes in foreign currency exchange rates and exchange control regulations. In addition, the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price at the time of the contract. Forward contracts in the principal foreign currencies are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers and involve the risk that the other party to the contract may fail to deliver currency when due, which could result in losses to the Portfolio. A forward contract generally has no requirement, and no commissions are charged at any stage for trades. Foreign exchange dealers realize a profit based on the difference between the price at which they buy and sell various currencies.

     The Portfolio may enter into forward contracts under two circumstances. First, with respect to specific transactions, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

     Second, the Portfolio may enter into forward contracts in connection with existing portfolio positions. For example, when the Portfolio Advisers of the Portfolio believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's investment securities denominated in such foreign currency.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk of inaccurate predictions of currency price movements, which may cause the Portfolio to incur losses on these contracts and transaction costs. The Portfolio Advisers do not intend to enter into forward contracts on a regular or continuous basis.

     There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the inter-bank market. The inter-bank market is foreign currencies in a global around-the-clock market.

      When required by applicable regulatory guidelines, the Portfolio will set aside cash, U.S. Government Securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

                             INVESTMENT RESTRICTIONS

     The following restrictions apply to each Fund except the International Multi-Manager Stock Fund. Unless otherwise indicated, only Investment Restriction Nos. 2, 3, 4, 7, 8, 12 and 16 are fundamental policies of the Funds, which can be changed only when permitted by law and approved by a majority of the Funds' outstanding voting securities. The non-fundamental investment restrictions can be changed by approval of a majority of the Board of Trustees. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy or (ii) more than 50% of the outstanding shares.

     Each Fund, except as indicated, may not:

     (1) Invest more than 15% (10% with respect to the Money Market Fund and Kansas Tax-Exempt Bond Fund) of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange);

      (2) Borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 33-1/3% (10% for Kansas Tax-Exempt Bond Fund) of the current value of its net assets for temporary or emergency purposes or to meet redemptions. Each Fund (except Kansas Tax-Exempt Bond Fund) has adopted a non-fundamental policy to limit such borrowing to 10% of its net assets and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist). With respect to the Kansas Tax-Exempt Bond Fund, all borrowings in excess of 5% will be repaid before additional investments are made. The UltraShort Bond Fund has adopted a non-fundamental policy to limit its borrowings for other than temporary or defensive purpose or to meet redemptions to an amount not to exceed an amount equal to 5% of its net assets;

      (3) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

      (4) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or the SAI;

      (5) Invest in companies for the purpose of exercising control or management. This restriction is a fundamental policy of the Kansas Tax-Exempt Bond Fund;

      (6) Invest more than 10% of its net assets in shares of other investment companies, except that the Kansas Tax-Exempt Bond Fund may only purchase money market fund securities and that each Fund may invest all of its assets in another investment company;

      (7) Invest in real property (including limited partnership interests but excluding real estate investment trusts and master limited partnerships, debt obligations secured by real estate or interests therein, and securities issued by other companies that invest in real estate or interest therein), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions. The Kansas Tax-Exempt Bond Fund's policy with respect to oil, gas and other mineral resource, exploration, development or leases is a non-fundamental policy;

     (8) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

     (9) Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short. The Kansas Tax-Exempt Bond Fund may not sell securities short;

     (10) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (11) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Adviser, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

     (12) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry (except that this restriction does not apply to the Money Market Fund which will concentrate its investments in obligations issued by the banking industry), provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S.

              Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

     (13) Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. The Kansas Tax-Exempt Bond Fund may not purchase warrants, straddles, or spreads;

     (14) Write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the Prospectus or SAI; however, no Fund will invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

     (15) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years' continuous operation (except (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) municipal securities which are rated by at least two NRSRO's or determined by the Adviser to be of comparable quality) provided each Fund may invest all or a portion of its assets in another open end management investment company with substantially the same investment objective, policies and investment restrictions as the Fund; or

     (16) With respect to 75% of its assets, purchase a security if as a result, (1) more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities, or (2) the Fund would own more than 10% of the outstanding voting securities of such issues. The Money Market Fund is subject to the above restriction with respect to 100% of its assets. The Kansas Tax-Exempt Bond Fund will not purchase more than 10% of the voting securities of any one issuer.

     The following restrictions apply to the International Multi-Manager Stock Fund. All fundamental investment policies and non-fundamental policies of the Fund and the Portfolio are identical. Therefore, although the following discusses the investment policies of the Portfolio and the AMR Trust Board, it applies equally to the Fund and the Trust's Board of Trustees.

     The following nine restrictions have been adopted by the Portfolio and may be changed with respect to the Portfolio only by the majority vote of the Portfolio's outstanding interests, which as used herein means the lesser of (a) 67% of the interests of the Portfolio present at the meeting if the holders of more than 50% of the interests are present and represented at the interest holders' meeting or (b) more than 50% of the interests of the Portfolio. Whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders.

The Portfolio may not:


     (1) With respect to 75% of its total assets purchase a security if as a result, (1) more than 5% of its total assets would be invested in securities of any one issuer other than obligations issued by the U.S. Government, its agencies and instrumentalities, or (2) the Fund would own more than 10% of the voting securities of any one issuer;

     (2) Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry, provided that:
              (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (ii) tax-exempt municipalities and their agencies and authorities are not deemed to be industries; and
              (iii) financial service companies are classified according to the end users of their service (for example, automobile finance, bank finance and diversified finance will be considered separate industries).

     (3) Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the SAI;

     (4) Purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts, foreign currency futures contracts, futures contracts, options on futures contracts when consistent with the other policies and limitations described in the Prospectus. The Portfolio may purchase or sell futures contracts and options on futures contracts as a method of keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock market.

     (5) Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Portfolio may be deemed an underwriter under federal securities law;

     (6) Make loans to any person or firm, provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or (ii) the entry into repurchase agreements and further provided, however, that the Portfolio may lend its portfolio securities to broker-dealers or other institutional investors in accordance with the guidelines stated in the SAI;

     (7) Purchase from or sell portfolio securities to its officers, Trustees or other "interested persons," as defined under the 1940 Act, of the AMR Trust, including its investment advisers and their affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder;

     (8) Issue senior securities except that the Portfolio may engage in when-issued securities and forward commitment transactions and may engage in currency futures and forward currency contracts; or

     (9) Borrow money, except that the Fund may for temporary purposes, engage in reverse repurchase agreements and borrow money from the Fund's investment adviser, any of its affiliates or banks in an aggregate amount not to exceed 10% of the value of the Fund's total assets at the time of borrowing. In addition, although not a fundamental policy, the Portfolio intends to repay any money borrowed before any additional portfolio securities are purchased.

     The following non-fundamental investment restrictions apply to the Portfolio and may be changed with respect to the Portfolio by a majority vote of the AMR Trust Board. The Portfolio may not:

     (1) Purchase securities on margin or effect short sales (except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities) or

     (2) Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.

     The Portfolio may invest up to 10% of its total assets in the securities of other investment companies to the extent permitted by law. In addition, pursuant to exemptive relief granted by the SEC, the Portfolio may invest up to 25% of its total assets in the aggregate of the Money Market, Municipal Money Market, and U.S. Government Money Market Portfolios of the AMR Trust. The Portfolio may incur duplicate advisory or management fees when investing in another mutual fund.

     As a matter of fundamental policy, notwithstanding any limitation otherwise noted, each Fund is authorized to seek to achieve its investment objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

     If a percentage restriction on investment policies or the investment or use of assets set forth in the Prospectus are adhered to at the time a transaction is effected, later changes in percentage resulting from changing assets values will not be considered a violation.

     The Money Market Fund's diversification tests are measured at the time of initial purchases, and are calculated as specified in Rule 2a-7 of the 1940 Act which may allow the Fund to exceed limits specified herein or in the Prospectus for certain securities subject to guarantees or demand features. The Fund will be deemed to satisfy the maturity requirements described herein or in the Prospectus to the extent it satisfies Rule 2a-7 maturity requirements.

     It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds' policies that are the result of the application of law (for example, Rule 2a-7 of the 1940 Act with respect to the Money Market Fund) the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

                         RISKS OF INVESTING IN THE FUNDS

CERTAIN RISK CONSIDERATIONS

     The Money Market Fund attempts to maintain a constant net asset value of $1.00 per share, although there can be no assurance that the Money Market Fund will always be able to do so. The Money Market Fund may not achieve as high a level of current income as other funds that do not limit their investment to the high quality securities in which the Money Market Fund invests.

     The Money Market Fund's policy of concentrating in the banking industry could increase the Fund's exposure to economic or regulatory developments relating to or affecting banks. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The financial condition of banks is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions may affect the financial condition of banks.

     The price per share of each of the Non-Money Market Funds will fluctuate with changes in value of the investments held by the Fund. For example, the value of a bond Fund's shares will generally fluctuate inversely with the movements in interest rates and a stock Fund's shares will generally fluctuate as a result of numerous factors, including but not limited to investors' expectations about the economy and corporate earnings and interest rates. Shareholders of a Fund should expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund. Additionally, a Fund's investment in smaller companies may involve greater risks than investments in large companies due to such factors as limited product lines, markets and financial or managerial resources, and less frequently traded securities that may be subject to more abrupt price movements than securities of larger companies.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, as noted earlier, each diversified Fund is managed within certain limitations that restrict the amount of a Fund's investment in any single issuer.

     RISKS OF TECHNIQUES INVOLVING LEVERAGE. Use of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these transactions involve the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only as secondary (i.e., non-principal) investment strategies, when the Adviser or Portfolio Advisers, as applicable, believe that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

     Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).

     The risks of leverage include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by such Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

CERTAIN RISKS OF INVESTING IN THE INTERNATIONAL MULTI-MANAGER STOCK FUND

         The International Multi-Manager Stock Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if the Portfolio had a large investor other than the International Multi-Manager Stock Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the International Multi-Manager Stock Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

         The International Multi-Manager Stock Fund may withdraw its entire investment from the Portfolio at any time if the Board determines that it is in the best interest of the International Multi-Manager Stock Fund and its shareholders to do so. The International Multi-Manager Stock Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the International Multi-Manager Stock Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the International Multi-Manager Stock Fund and could affect adversely the liquidity of the International Multi-Manager Stock Fund's portfolio. If the International Multi-Manager Stock Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If the International Multi-Manager Stock Fund withdrew its investment from the Portfolio, the Board would consider what action might be taken, including the management of the International Multi-Manager Stock Fund's assets in accordance with its investment objective and policies by the Adviser or the investment of all of the International Multi-Manager Stock Fund's investable assets in another pooled investment entity having substantially the same investment objective as the International Multi-Manager Stock Fund. The inability of the International Multi-Manager Stock Fund to find a suitable replacement investment, in the event the Board decided not to permit the Adviser to manage the International Multi-Manager Stock Fund's assets, could have a significant impact on shareholders of the International Multi-Manager Stock Fund.

     Each investor in the Portfolio, including the International Multi-Manager Stock Fund, will be liable for all obligations of the Portfolio, but not any other portfolio of AMR Trust. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, would be limited to circumstances in which the Portfolio was unable to meet its obligations. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

     Investors should be aware that the International Multi-Manager Stock Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which is a separate investment company. Since the Fund will invest only in the Portfolio, the Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio.

     In addition to selling its interests to the International Multi-Manager Stock Fund, the Portfolio may sell its interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in the Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in that Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in the Portfolio, it would not be required to sell its shares at the same public offering price as the International Multi-Manager Stock Fund and would be allowed to charge different sales commissions. Therefore, investors in the International Multi-Manager Stock Fund may experience different returns from investors in another investment company that invests exclusively in the Portfolio. Shareholders may obtain further information concerning other funds that invest in the Portfolio by contacting their sales representative or by calling (800) 967-9009.

RISK OF INVESTING IN KANSAS MUNICIPAL OBLIGATIONS

         Because the Kansas Tax-Exempt Bond Fund will concentrate its investment in Kansas Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of Kansas issuers to pay interest on or to repay the principal of their debt obligations. Kansas Municipal Obligations may be subject to greater price volatility than municipal obligations in general as a result of the effect of supply and demand for these securities which, in turn, could cause greater volatility in the value of the shares of the Fund.

         The following information is a brief summary of particular Kansas state factors effecting the Kansas Tax-Exempt Bond Fund and does not purport to be a complete description of such factors. The financial condition of the state, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. Further, the state faces numerous forms of litigation seeking significant damages which, if awarded, may adversely affect the financial situation of the state or issuers located in such state. It should be noted that the creditworthiness of obligations issued by local issues may be unrelated to the creditworthiness of a state, and there is no obligation on the part of the state to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by a state. The information contained below is based primarily upon information derived from state official statements, Certified Annual Financial Reports, state and industry trade publications, newspaper articles, other public documents relating to securities offerings of issuers of such states, and other historically reliable sources. It has not been independently verified by the Fund. The Fund makes no representation or warranty regarding the completeness or accuracy of such information. The market value of shares of the Fund may fluctuate due to factors such as change in interest rates, matters affecting a particular state, or for other reasons.

         The discussion below of Kansas' economic conditions and budget recommendations are based on Kansas' estimates and projections of revenue and expenditures and must not be construed as statements of fact. These estimates and projections are based upon various assumptions and there can be no assurances that these estimates will be achieved.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under the federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. The American Independence Funds cannot predict what legislation, if any, may be proposed or enacted in the future regarding the federal tax status of interest on such obligations or what legislation may be proposed in the Kansas Legislature relating to the status of the Kansas income tax on interest on Kansas obligations. Such proposals, whether pending or enacted, might materially and adversely affect the availability of municipal or Kansas obligations for investment by the Fund and the liquidity and value of its portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

ECONOMIC CONDITIONS. Overall, the Kansas economy is expected to experience moderate growth during the latter part of calendar year 2003. Gross State Product is forecasted to increase by 5.0 percent in 2003 compared to 3.1 percent in 2002. Personal income in Kansas is forecasted to increase by 4.3 percent in 2003 compared to 3.1 percent in 2002. Employment by place of residence is forecasted to increase by 0.7 percent in 2003 compared to 0.2 percent in 2002, while employment by place of work is forecasted to increase by 0.8 percent in 2003 compared to 0.7 percent in 2002. The unemployment rate is expected to decrease from 4.4 percent in 2002 to 4.3 percent in 2003. Although the Kansas economy, like the national economy, is projected to recover in 2003, the state's economic recovery is anticipated to be slower than the national economy. In Kansas, only modest growth is expected in 2003.

         The Kansas economy maintained positive job growth through the first half of 2002, in spite of severe cuts in manufacturing employment, especially aircraft production. With over 20.0 percent of the manufacturing jobs in Kansas related to aircraft production and aircraft manufacturing, the state's employment has ben affected severely since the September 11 terrorist attacks and the resulting downturn in aircraft production. Despite the dramatic downturn in aircraft manufacturing, overall employment in the state has continued to grow, which is contrary to the result in many states that were less severely affected by the events of September 11.

         Employment growth in Kansas has been bolstered by strong growth in construction, services and government. The growth in construction employment has been fed largely by ongoing state highway projects, numerous local school bond projects, and residential construction that was fueled by historically low interest rates. In 2002, the service sector experienced particularly strong growth that was driven by growth in the demand for health professionals. The Wichita area also has become home to a number of call centers. Bank of America, Royal Carribean and Accutel recently have announced plans to expand their customer service centers in the area. Government employment growth has been fueled by increases in the number of faculty and staff at educational institutions.

         Alternatively, the trade sector and the transportation, public utilities, and communications sector experienced job losses during the year. Sagging consumer confidence has constrained the retail sector. The result is that trade employment in Kansas is at its lowest point in five years. The communications sector also has been dramatically affected during 2002. Rocked by the MCI/WorldCom accounting scandal and an overcapacity in the market, telecommunications companies cut their workforces substantially in 2002. In fact, Southwestern Bell Corporation and Sprint both announced workforce reductions in Kansas.

         Although Kansas is expected to experience job growth in the coming years, the level of growth will be much lower than that experienced during the robust growth in the late 1990s. Overall growth in the manufacturing sector will depend on the fortunes of the state's aircraft manufacturers. Boeing anticipates delivering between 275 to 300 airplanes in 2003, a drop from 380 in 2002. However, Boeing is negotiating to lease 100 converted 767 jetliners to the U.S. Air Force for use as aerial refueling tankers. The Air Force will use these converted jetliners to replace some of its aging KC-135 Fleet. It is likely that much of the work will be completed in Boeing's Wichita facility. Deliveries to the Air Force are expected to begin in 2005.

         Over the next few years, employment growth in the services sector likely will be led by employment growth in health services. This employment growth will be the result of an aging population that will need more health services. Trade employment also is expected to make a significant contribution to future employment growth.

      The greatest risk to the economic recover in Kansas during 2003 will be the lingering aftermath of September 11. A report by the Milkin Institute identified Wichita as being one of the metropolitan economies most severely affected by the September 11 terrorist attacks. In the Wichita area, over 80.0 percent of the manufacturing jobs are aircraft related. Boeing, Bombadier, Cessna, and Raytheon all have announced workforce adjustments. If the demand for commercial travel remains soft, many of the jobs lost in the aircraft manufacturing sector may be slow to return.

         Kansas City and Topeka are also identified in the report as being significantly affected because of the areas's high concentration of telecommunication workers. Sprint announced plans to reduce its workforce by 1,500 positions.

         Job growth is expected to be led by job creation in the services industry. The completion of the Kansas International Speedway near Kansas City will add new jobs both in services and retailing. Construction employment is expected to receive a major boost in the future with any bonded construction projects at schools and the continuance of the comprehensive transportation program. The growth in construction employment may be dampened slightly if reductions are made to the transportation program.

         BUDGETARY PROCESS. The Governor is statutorily mandated to present spending recommendations to the Legislature. "The Governor's Budget Report" reflects expenditures for both the current and upcoming fiscal years and identifies the sources of financing for those expenditures. The Legislature uses "The Governor's Budget Report" as a guide as it appropriates the money necessary for state agencies to operate. Only the Legislature can authorize expenditures by the State of Kansas. The Governor recommends spending levels, while the Legislature chooses whether to accept or modify those recommendations. The Governor may veto legislative appropriations, although the Legislature may override any veto by two-thirds majority vote.

         The state "fiscal year" runs from July 1 to the following June 30 and is numbered for the calendar year in which it ends. The "current fiscal year" is the one which ends the coming June. The "actual fiscal year" is the year which concluded the previous June. The "budget year" refers to the next fiscal year, which begins the July following the Legislature's adjournment.

         By law, "The Governor's Budget Report" must reflect actual year spending, the Governor's revised spending recommendations for the current fiscal year, state agency spending requests for the budget year, and the Governor's spending recommendations for the budget year. The budget recommendations cannot include the expenditure of anticipated income attributable to proposed legislation.

         In 1990, the Kansas legislature approved House Bill 2867 which established ending balances as a mechanism to hold state expenditure growth to the level of revenue growth. House Bill 2867 requires that in each fiscal year certain funds be transferred from the State General fund to the newly created cash operating reserve fund. The reserve fund is designed to be available in the event that revenues in the General Fund are insufficient to meet budgeted expenditures. The legislation requires that the budget provide at least a 7.5 percent ending balance for the budget year. After the budget is approved, if revenues fall below projections, the balances can be drawn down, The 2002 Legislature lowered the ending balance requirement for 2003 to 5.0 percent. However, revenues have been coming in well below projections since the budget was approved. Fiscal year ended 2002 ended with a balance of $12.1 million. The revised 2003 budget projects an ending balance of $400,000. The 2004 budget is designed to reach zero balance. Under the current difficult circumstances budgeting for a 7.5 percent ending balance without new revenue is unrealistic.

         BUDGET RECOMMENDATIONS OVERVIEW. The Governor's revised budget recommendations for fiscal year 2003 and new recommendations for fiscal year 2004 outline a finance plan for Kansas that prioritizes education. In addition, the budget includes increases for social services and the Department of Aging.

         The current year budget recommendations closely follow the budget plan developed by the Governor and the 2002 Legislature. For fiscal year 2003, the Governor recommends a revised total budget of $10,187.7 billion, with $4,358.3 billion from the State General Fund. Previously approved amounts totaled $9,879.9 billion, with $4,459.4 billion from the State General Fund. Over the last year, Kansas, like many other states, experienced a dramatic loss of revenue. In 2002 State General Fund collections were 6.9 percent below the previous fiscal year. At the same time, State General Fund costs for Medicaid programs rose rapidly. The combination of dramatic revenue drops and rapidly rising entitlement expenditures depleted the reserves in the General Fund.

         DEBT POLICIES & PRACTICES. Kansas incurs debt, primarily through the issuance of revenue bonds, only to finance capital improvements, equipment, and certain grant programs, never for operating expenses. The constitution does allow for the issuance of general obligation bonds subject to certain restrictions. However, the state has not exercised this authority for many years.

      The underlying ratings for the most recently issued revenue bonds are Aa1 by Moodys and AA+ by Standard and Poor's. These ratings reflect the state's credit quality in the absence of general obligation debt. Other credit factors include a very low debt burden, lower unemployment than the national average, a broadening and diversified economy and conservative fiscal management combined with sound financial operations.

      Provisions in the Kansas Constitution allow for the issuance of general obligation bonds subject to certain restrictions. No bonds have been issued under these provisions for decades. No other provisions in the constitution or state law limit the amount of debt that can be issued for Kansas agencies. Although the amount of debt for financing capital improvement projects has increased in the past several years, it still constitutes a small part of the overall state budget.

      Although the state has no general obligation debt, and thus no general obligation debt rating, many recent bond issues have been rated. The underlying ratings for KDFA's most recently issued revenue bonds were Aa1 and AA+ by Moodys and Standard & Poor's, respectively. The ratings for the most recently issued, fixed rate bonds issued by the KDOT were Aa2, AA+, and AA by Moodys, Standard & Poor's, and Fitch, respectively.

      Standard and Poor's recently affirmed an issuer credit rating of AA+, first assigned to the state in 1997. Standard & Poor's credit rating reflects its analysis of the state's creditworthiness. This rating takes into account the absence of general obligation debt, the fact that Kansas has a low total debt obligation in relation to the total state budget, an expanding and diversified economy which has demonstrated strong performance, declining unemployment compared to national trends, conservative fiscal management, sound financial operations, and ample statutorily mandated cash reserves.

      Obligations of issuers of Kansas municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bank Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the Kansas legislatures or by referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation, litigation involving the taxation of municipal obligations or the rights of municipal obligation holders, or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Kansas municipal obligations may be materially affected.

      OTHER FINANCIAL POLICIES. The State of Kansas observes the following financial policies to manage fiscal affairs responsibly.

      OPERATING POLICIES. The state, through performance budgeting principles, allocates available public resources in keeping with the goals and objectives of state agencies as embodied in their strategic plans. The state emphasizes preservation of existing capital facilities over the construction of new ones. A major portion of the Educational Building Fund for universities, Correctional Institutions Building Fund for prisons, and State Institutions Building Fund for hospitals is dedicated to rehabilitation and repair.

       REVENUE POLICIES. The state maximized the use of fees, federal funds, and other special revenues to preserve the fiscal integrity of the State General fund and ensure budgetary flexibility. The state uses consensus revenue estimates developed by executive and legislative professional staff as well as university economist consultants as the basis for budgetary decision making. The state collects taxes, penalties and interest, and other revenues. Internally, state collection units make multiple efforts to collect amounts due the state by using various administrative procedures and liens against property. Persistent delinquencies are pursued by a private collection agency and, when necessary, through legal proceedings.

         CASH MANAGEMENT POLICIES. On a daily basis, the state monitors receipts into, and expenditures out of, the state treasury. Ensuring the state has adequate resources at the time obligations occur is the primary goal. Managing the timing of expenditures is the first tool used to meet this goal, with certificates of indebtedness utilized as a secondary tool. The state invests idle funds to match the anticipated needs by using government securities and collateralized bank deposits to provide safety, liquidity, and yield in that order.

         ACCOUNTING, AUDITING, & REPORTING POLICIES. The state prepares financial statements on a modified cash basis, and an independent certified public accounting firm conducts a financial and compliance audit of those statements. As a part of that statewide audit, compliance and control audits of individual agencies are performed at least once every three years. For budgetary purposes, the state avoids double counting expenditures by treating non-expense items and a number of "off budget" as non-reportable.


                                   MANAGEMENT

TRUSTEES AND OFFICERS


     The Board of Trustees governs the Trust. The Trustees are responsible for generally overseeing the conduct of the Trust's business. The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Funds' performance. The Trust is composed of eleven portfolios.

     The table below shows the value of each Trustee's holdings in the Trust and all of the Funds as of

December 31, 2002.



                                     DOLLAR RANGE OF SECURITIES IN:
                                  ------------------------------------
                                                                                                                       AGGREGATE
                                                                                                                       DOLLAR
                                                                                                                       RANGE OF
                                             INTERNATIONAL                                      KANSAS      MONEY      SECURITIES
                                  STOCK      MULTI-MANAGER   ULTRASHORT    INTERMEDIATE       TAX-EXEMPT    MARKET     IN THE FUND
                                   FUND      STOCK FUND      BOND FUND       BOND FUND        BOND FUND     FUND       COMPLEX
 INTERESTED TRUSTEES*
 Phillip J. Owings                   0          0                0              0                 0           0           0
 Rodney D. Pitts                     0          0                0              0                 0           0           0
 Troy Jordan                         0          0                0              0                 0           0           0
 Ronald L. Baldwin                   0          0                0              0                 0           0           0
 NON-INTERESTED TRUSTEES**
 Terry L. Carter                     0          0                0              0                 0           0           0
 Thomas F. Kice                      0          0                0              0                 0           0           0
 George Mileusnic                    0          0                0              0                 0           0           0
 John J. Pileggi                     0          0                0              0                 0           0           0
 Peter Ochs                          0          0                0              0                 0           0           0



 * Trustees who are or may be deemed "interested persons" (as defined in the Investment Company Act of 1940) of the Trust, INTRUST Bank or INTRUST Financial Services, Inc. Messrs. Owings, Pitts, Jordan and Baldwin are deemed "interested persons" by virtue of their positions as officers of the Trust, or officers of INTRUST Bank N.A. or officers of INTRUST Financial Services, Inc. Rodney D. Pitts is a Senior Vice President of INTRUST Bank. Troy Jordan is a Senior Vice President of INTRUST Bank. Ronald L. Baldwin is a Director and Vice Chairman of INTRUST Financial Services, Inc. Phillip J. Owings is formerly a Director and Executive Vice President of INTRUST Bank. In addition, Mr. Owings is employed by Sungard Wealth Management Services which provides certain services related to back office operations to certain affiliates of INTRUST Bank.


** Trustees who are not "interested persons" of the Trust as defined under the 1940 Act.


     The age, address and principal occupations for the past five years of each Trustee and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219.

                                 POSITION, TERM OF
                                 OFFICE AND LENGTH
                                  OF TIME SERVED
NAME, DATE OF BIRTH (AGE) AND     WITH THE TRUST     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
ADDRESS                                                                             BY TRUSTEE
-----------------------------    ------------------- ------------------------------------------------------------------------
INTERESTED TRUSTEES

                                       Term
                                 Lifetime of Trust
                                  until removal,
                                  resignation or
                                    retirement*

Phillip J. Owings (Age: 57)     Trustee since        President and Division Manager Sungard Wealth Management Services, LLC,
8200 Thorn Drive, Suite 125     8/29/00              (2001 - present); formerly, Executive Vice President of INTRUST Bank,
Wichita, Kansas 67226                                (1996-2001).
Rodney D. Pitts (Age: 42)       Trustee since        Senior Vice President of INTRUST Bank N.A.; formerly Vice President of
105 North Main Street           9/24/01              Nationsbank, N.A.
Wichita, Kansas 67202

Troy Jordan (Age: 40)           Trustee since        Senior Vice President of INTRUST Bank N.A.
105 North Main Street           9/24/01
Wichita, Kansas 67202


Ronald L. Baldwin (Age: 48)     Trustee since        Director INTRUST Financial Services, Inc.; President and Chief Operating
105 North Main Street           8/29/00              Officer of INTRUST Bank N.A.
Wichita, Kansas 67202

NON-INTERESTED TRUSTEES

                                       Term
                                 Lifetime of Trust
                                  until removal,
                                  resignation or
                                    retirement*

Terry L. Carter (54)            Trustee since        Senior Vice President of QuickTrip Corporation
1235 East 26th Street           11/25/96
Tulsa Oklahoma 74114
Thomas F. Kice (53)             Trustee since        President of Kice Industries, Inc.
1150 Woodridge Dr.              11/25/96
Wichita Kansas 67206
George Mileusnic (48)           Trustee since        Chief Financial Officer of Caribou Coffee (2001-present). Chief
9422 Cross Creek                11/25/96             Financial Officer of Dean & Deluca (2000-2001) . Executive Vice
Wichita, Kansas 67206                                President of The Coleman Company (9/89-9/98).

John J. Pileggi (Age: 48)       Trustee since        Chairman of the Board of Trustees. President and Chief Executive
Two Hopkins Plaza               11/25/96             Officer, Mercantile Capital Advisors Inc. Formerly, President and Chief
PO Box 2257, 10th Floor                              Executive Officer, PLUSFunds.com (2000-2002).  Formerly, President and
Baltimore, Maryland 21203                            CEO of ING Mutual Fund Management Co. LLC (1998-2000). Formerly,
                                                     Director of Furman Selz LLC (1994- 1998).

Peter Ochs (Age: 49)            Trustee since        Manager of Ochs & Associates, Inc.
319 South Oak Street            9/24/01
Wichita, Kansas 67213

EXECUTIVE OFFICERS
                                       Term
                                 Lifetime of Trust
                                  until removal,
                                  resignation or
                                    retirement*

George Stevens (Age 50)          President since     Vice President, BISYS Fund Services Ohio, Inc. since 1998; Client
                                12/19/02             Services Manager, BISYS Fund Services Ohio, Inc. (1996 - 1998).

Trent Statczar (Age: 31)        Treasurer since      Director of Financial Services of BISYS Fund Services (2000 - pres.).
                                4/29/02              Employed by BISYS (1993 - pres.).

Curtis Barnes (Age: 49)         Secretary since      Vice President, BISYS Fund Services, Inc., 1995-present.
                                12/6/02

Karen Blair (Age: 36)           Vice President       Director, Client Services, BISYS Fund Services, Inc., 1997 to Present.
                                since 12/6/02

Thomas S. Gangel (Age: 47)      Vice President       President, INTRUST Financial Services, Inc.
                                since 8/22/02


     The following table sets forth any ownership by a non-interested Trustee or their immediate family members as to each class of securities of an investment advisor or principal underwriter of the Trust, or a person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Trust.

                      NAME OF OWNERS
                     AND RELATIONSHIP                                                VALUE OF             PERCENT
        NAME           TO TRUSTEE             COMPANY         TITLE OF CLASS        SECURITIES            OF CLASS
        ----           ----------             -------         --------------        ----------            --------
  Terry L. Carter            N/A                N/A                None                N/A                 N/A

   Thomas F. Kice            N/A                N/A                None                N/A                 N/A


  George Mileusnic           N/A                N/A                None                N/A                 N/A
  John J. Pileggi            N/A                N/A                None                N/A                 N/A
     Peter Ochs              N/A                N/A                None                N/A                 N/A


     The Trust has an Audit Committee, consisting of Messrs. Carter, Kice, Mileusnic, Pileggi and Ochs. The members of the committee are not "interested persons" of the Trust as defined by the 1940 Act. As set forth in its charter, the primary duties of the Trust's Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Trust's independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Manager or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in Fund operations, 6) to review the findings of SEC examinations and consult with INTRUST on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met 3 times during the fiscal year ended October 31, 2002.

    The Trust also has a Nominating Committee that is comprised of the non-interested Trustees. The Nominating Committee's primary responsibility is to nominate Trustee candidates when there is a vacancy on the Board. The Nominating Committee did not meet during the fiscal year ended October 31, 2002.

         Trustees of the Trust not affiliated with INTRUST or the Distributor receive from the Trust an annual retainer of $1,000 and a fee of $1,000 for each Board of Trustees meeting and $1,000 for each Board committee meeting of the Trust attended; however Mr. Owings receives such fees for his attendance at board meetings. All Trustees are reimbursed for all out-of-pocket expenses, such as travel expenses, relating to attendance at such meetings. Trustees who are affiliated with INTRUST (Messrs. Baldwin, Pitts and Jordan) do not receive compensation from the Trust. The following table shows the compensation received by the Trustees for the fiscal year ended October 31, 2002.

                                                     PENSION OR
                               AGGREGATE         RETIREMENT BENEFITS    ESTIMATED ANNUAL          TOTAL
                              COMPENSATION       ACCRUED AS PART OF       BENEFITS UPON     COMPENSATION FROM
NAME OF TRUSTEE                THE TRUST        THE TRUST'S EXPENSES       RETIREMENT        THE FUND COMPLEX
---------------                ---------        --------------------    -----------------   ------------------
                                                 INTERESTED TRUSTEES

Phillip J. Owings                $5,215                  N/A                   N/A                $5,215
Rodney D. Pitts                    $0                    N/A                   N/A                  $0
Troy Jordan                        $0                    N/A                   N/A                  $0
Ronald L. Baldwin                  $0                                          N/A                  $0

                                                   NON-INTERESTED
                                                      TRUSTEES
Terry L. Carter                  $4,349                  N/A                   N/A                $4,349
Thomas F. Kice                   $6,945                  N/A                   N/A                $6,945
George Mileusnic                 $6,945                  N/A                   N/A                $6,945
Peter L. Ochs                    $6,945                  N/A                   N/A                $6,945
John J. Pileggi                  $5,221                  N/A                   N/A                $5,221


TRUSTEES AND OFFICERS OF AMR INVESTMENT SERVICES TRUST ("AMR TRUST")


     The Board provides broad supervision over the AMR Trust's affairs. The Manager is responsible for the management of AMR Trust assets, and the AMR Trust's officers are responsible for the AMR Trust's operations. The Trustees and officers of the AMR Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-four funds in the fund complex that includes the AMR Trust, the American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds.


                                 POSITION, TERM OF
                                 OFFICE AND LENGTH
                                  OF TIME SERVED
NAME, AGE AND ADDRESS           WITH THE AMR TRUST     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
---------------------           ------------------     ---------------------------------------------------------------------
INTERESTED TRUSTEES

                                       Term
                                 Lifetime of Trust
                                  until removal,
                                  resignation or
                                    retirement*

William F. Quinn** (55)         Trustee and          President, AMR Investment Services, Inc. (1986-Present); Chairman,
                                President since      American Airlines Federal Credit Union (1989-Present); Director,
                                1995                 Crescent Real Estate Equities, Inc. (1994-Present); Director, MW
                                                     Pritchard, Hubble & Herr, LLC (2001-Present); Member, Southern Methodist
                                                     University Endowment Fund Investment Committee (1996-Present); Member,
                                                     Southern Methodist University Cox School of Business Advisory Board
                                                     (1999-Present); Member, New York Stock Exchange Pension Manager
                                                     Committee (1997-1998, 2000-Present); Trustee, American AAdvantage Funds
                                                     (1987-Present); Trustee, American AAdvantage Mileage Funds
                                                     (1995-Present); Trustee, American AAdvantage Select Funds
                                                     (1999-Present).

Alan D. Feld** (66)             Trustee since 1996   Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm)
                                                     (1960-Present); Director, Clear Channel Communications (1984-Present);
                                                     Trustee, CenterPoint Properties (1994-Present); Trustee, American
                                                     AAdvantage Funds (1996-Present); Trustee, American AAdvantage Mileage
                                                     Funds (1996-Present); Trustee, American AAdvantage Select Funds
                                                     (1999-Present).
NON-INTERESTED TRUSTEES
-----------------------

                                       Term
                                 Lifetime of Trust
                                  until removal,
                                  resignation or
                                    retirement*


Stephen D. O'Sullivan (67)      Trustee since 1995   Consultant (1994-Present); Trustee, American AAdvantage Funds
                                                     (1995-Present); Trustee, American AAdvantage Mileage Funds
                                                     (1995-Present); Trustee, American AAdvantage Select Funds (1999-Present).

R. Gerald Turner (57)           Trustee since 2001   President, Southern Methodist University (1995-Present); Director,
225 Perkins Admin. Bldg.                             ChemFirst (1986-Present); Director, J.C. Penney Company, Inc.
Southern Methodist Univ.                             (1996-Present); Director, California Federal Preferred Capital Corp.
Dallas, Texas 75275                                  (2001-Present); Member, United Way of Dallas Board of Directors; Member,
                                                      Salvation Army of Dallas Board of Directors; Member, Methodist Hospital
                                                      Advisory Board; Member, Knight Commission on Intercollegiate Athletics;
                                                      Member, National Association of Independent Colleges and Universities
                                                      Board of Directors; Trustee, American AAdvantage Funds (2001-Present);
                                                      Trustee, American AAdvantage Mileage Funds (2001-Present); Trustee,
                                                      American AAdvantage Select Funds (2001-Present).

Kneeland Youngblood (47)        Trustee since 1996    Managing Partner, Pharos Capital Group, LLC (a private equity firm)
100 Crescent Court                                    (1998-Present); Trustee, The Hockaday School (1997-Present);
Suite 1740                                            Director, Starwood Hotels and Resorts (2001-Present);
Dallas, Texas 75201                                   Member, Council on Foreign Relations (1995-Present); Director, Just For
                                                      the Kids (1995-Present); Director, L&B Realty Advisors (1998-2000);
                                                      Trustee, Teachers Retirement System of Texas (1993-1999); Director,
                                                      United States Enrichment Corporation (1993-1998); Director, Starwood
                                                      Financial Trust (1998-2001); Trustee, American AAdvantage Funds
                                                      (1996-Present); Trustee, American AAdvantage Mileage Funds
                                                      (1996-Present); Trustee, American AAdvantage Select Funds
                                                      (1999-Present).


OFFICERS
                                    Term
                                   One Year

Nancy A. Eckl (40)              VP since 1995        Vice President, Trust Investments, AMR Investment Services, Inc.
                                                     (1990-Present).

Michael W. Fields (49)          VP since 1995        Vice President, Fixed Income Investments, AMR Investment Services, Inc.
                                                     (1988-Present).

Barry Y. Greenberg (39)         VP and Assistant     Vice President, Legal and Compliance, AMR Investment Services, Inc.
                                Secretary since      (1995-Present).
                                1995

Rebecca L. Harris (36)          Treasurer since      Vice President, Finance, AMR Investment Services, Inc. (1995-Present).
                                1995

John B. Roberson (43)           VP since 1995        Vice President, Director of Sales, AMR Investment Services, Inc.
                                                     (1991-Present).

Robert J. Zutz (49)             Secretary since      Partner, Kirkpatrick & Lockhart LLP (law firm).
1800 Massachusetts Ave. NW      1998
2nd Floor
Washington, D.C. 20036

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Mr. Quinn.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the AMR Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") has provided legal services within the past two years to one or more of the Funds' investment advisers.


     The AMR Trust has an Audit Committee, consisting of Messrs. Feld, O'Sullivan, Turner, and Youngblood. Except for Mr. Feld, the members of the committee are not "interested persons" of the AMR Trust, as defined by the 1940 Act. As set forth in its charter, the primary duties of the AMR Trust's Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the AMR Trust's independent auditors as necessary,
3) to consider the effect upon each portfolio of the AMR Trust of any changes in accounting principles or practices proposed by the Manager or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in portfolio operations,
6) to review the findings of SEC examinations and consult with the Manager on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met twice during the fiscal years ended October 31, and December 31, 2002.

     The AMR Trust also has a Nominating Committee that is comprised of the non-interested Trustees (and Mr. Feld). The Nominating Committee's primary responsibility is to nominate Trustee candidates when there is a vacancy on the Board. The Nominating Committee did not meet during the fiscal years ended October 31, and December 31, 2002.

     During the two most recently completed calendar years, Akin, Gump provided legal services to American Airlines, Inc., an affiliate of the Manager. Mr. Feld has advised the AMR Trust that, during this period, he had no material involvement in the services provided by Akin, Gump to American Airlines, Inc., that he received no material benefit in connection with these services, and that Akin, Gump did not provide legal services to the Manager or AMR Corporation during this period.

     R. Gerald Turner is the President of Southern Methodist University. Mr. Don Carty, the CEO and Chairman of the Board of Directors of AMR Corporation, the parent company of the Manager, has served on the Southern Methodist University Board of Trustees since July 2000.

     As compensation for their service to the AMR Trust, the American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds (collectively, the "Trusts"), the non-interested Trustees and their spouses receive free air travel from American Airlines, Inc., an affiliate of the Manager. The Trusts pay American Airlines the flight service charges incurred for these travel arrangements. The Trusts compensate each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American Airlines, Inc., already receives flight benefits. From March 1, 2000 through February 28, 2002, Mr. O'Sullivan received an annual retainer of $20,000, plus $1,250 for each Board meeting attended. As of March 1, 2002, Mr. O'Sullivan receives an annual retainer of $40,000, plus $1,250 for each Board meeting attended. Trustees are also reimbursed for any expenses incurred in attending Board meetings. These amounts (excluding reimbursements) are reflected in the following table for the fiscal year ended October 31, 2002. The compensation amounts below include the flight service charges paid by the Trusts to American Airlines.



                               Aggregate Compensation       Pension or Retirement         Total Compensation
                                     From the            Benefits Accrued as Part of        From the Trusts
Name of Trustee                      AMR Trust               the Trust's Expenses             (24 funds)
---------------                      ---------               --------------------             ----------
                                           INTERESTED TRUSTEES
William F. Quinn                         $0                           $0                          $0
Alan D. Feld                           $30,646                        $0                        $45,969

                                        NON-INTERESTED TRUSTEES
Ben Fortson*                           $5,548                         $0                        $8,321
Dee J. Kelly, Jr.**                    $14,324                        $0                        $21,487
Stephen D. O' Sullivan                 $23,333                        $0                        $35,000
R. Gerald Turner                       $17,479                        $0                        $26,219
Kneeland Youngblood                    $17,862                        $0                        $26,792


          * Mr. Fortson retired from the Trust effective February 28, 2002. He now serves as Trustee Emeritus.

          **   Mr. Kelly resigned from the Trusts effective February 21, 2003.

         The Boards have adopted an Emeritus Trustee and Retirement Plan. The Plan provides that a Trustee who has reached the age of 70 is eligible to elect Trustee Emeritus status. Alternately, a Trustee who has served on the Board of one or more Trusts for at least 5 years may elect to retire from the Boards at an earlier age and immediately assume Trustee Emeritus status. A person may serve as a Trustee Emeritus and receive related retirement benefits for a period up to a maximum of 10 years. Only those Trustees who retire from the Boards and elect Trustee Emeritus status may receive retirement benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the funds of the Trusts.

         During the term that the Trustee Emeritus serves, each Trustee Emeritus and his or her spouse will receive American Airlines annual flight benefits plus reimbursement to the Trustee Emeritus of any tax liability relating to such flights during the term that such person serves as a Trustee Emeritus. Such flight benefits, including the taxes that are payable with respect to such benefits, shall not exceed a maximum annual value to the Trustee Emeritus of $40,000.

INVESTMENT ADVISER

     INTRUST Financial Services, Inc. (the "Adviser") and its parent, INTRUST Bank, N.A. ("INTRUST"), have provided investment advisory services to the Funds since inception of the Funds pursuant to an Advisory Contract dated November 25, 1996 with the Trust (the "Advisory Contract").

Subject to such policies as the Trust's Board of Trustees may determine, the Adviser continuously reviews, supervises and administers the Fund's investment programs. The Advisory Contract provides that, as compensation for services thereunder, the Adviser is entitled to receive from each Fund it manages a monthly fee at an annual rate based upon average daily net assets of the Fund as set forth in the table of Fund Expenses in the Prospectus.

     Prior to March 1, 2000, INTRUST served as investment adviser to the Funds. To accommodate pending changes to the regulatory requirements applicable to banks which serve as investment advisers to registered investment companies contained in the Investment Advisers Act of 1940 as amended, the responsibilities of INTRUST as adviser to the Funds were assumed on March 1, 2000 by INTRUST Brokerage, Inc. (then named INTRUST Financial Services, Inc.), a wholly owned subsidiary of INTRUST Bank, N.A. In connection with a restructuring of INTRUST and its subsidiaries, the Funds' Board of Trustees approved on August 21, 2001 a new Assumption Agreement between INTRUST and INTRUST Financial Services, Inc., a newly formed, wholly owned subsidiary of INTRUST. Under the terms of the new Assumption Agreement INTRUST Financial Services assumed all responsibilities of INTRUST pursuant to a Master Advisory Contract with each Fund and a Sub-Advisory Contract with AMR Investment Services with respect to the Stock Fund and Money Market Fund.

     In addition, the Board approved on behalf of each of the UltraShort Bond Fund, Intermediate Bond Fund and Kansas Tax-Exempt Bond Fund an Assumption Agreement dated August 21, 2001 which assumes all responsibilities of the former INTRUST Financial Services, Inc. pursuant to such Funds' Sub-advisory Contracts with Galliard Capital Management without change to any terms of the Sub-advisory Contracts.

     No change to the Funds, including their advisory and other fees and the key personnel and portfolio managers, occurred as a result of the new Assumption Agreement.


     The Adviser is a wholly-owned subsidiary of INTRUST which in turn is a majority-owned subsidiary of INTRUST Financial Corporation, a bank holding company. INTRUST is a national banking association which provides a full range of banking and trust services to clients. As of December 31, 2002, total assets under management were approximately $2.5 billion. The principal place of business address of the Adviser is 105 North Main Street, Box One, Wichita, Kansas 67201.


     The Advisory Contract will continue in effect for a period beyond two years from the date of their execution only as long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Funds, or by the Adviser, on 60 days' written notice by either party to the Advisory Contract and will terminate automatically if assigned. The Advisory Contract's continuance was most recently approved by the Board of Trustees on August 22, 2002.

SUBADVISERS

         Each of the Sub-advisers has entered into a Sub-Advisory Contract dated November 25, 1996, (except in the case of the Stock Fund, dated November 15, 2000, and the Kansas Tax-Exempt Bond Fund, dated October 27, 2000) with the Adviser. The Sub-Advisory Contracts will continue in effect for a period beyond two years from the date of their execution only as long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contracts may be terminated without penalty by vote of the Trustees or the shareholders of the Funds, or by the Adviser, or the Sub-Adviser, on 60 days' written notice by either party to the Contract and will terminate automatically if assigned.

ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND AND KANSAS TAX-EXEMPT BOND FUND


     Galliard Capital Management, Inc. ("Galliard") serves as sub-adviser to the UltraShort Bond Fund, the Intermediate Bond Fund and the Kansas Tax-Exempt Bond Fund. Galliard, a wholly-owned subsidiary of Wells Fargo Bank Minnesota N.A., was formed July 1, 1995 to specialize in the management of institutional fixed income portfolios. As of December 31, 2002, Galliard managed approximately $13.24 billion in assets. For the sub-advisory services it provides to the UltraShort Bond Fund, Intermediate Bond Fund and Kansas Tax-Exempt Bond Fund, Galliard receives from the Adviser and not the Funds, monthly fees based upon daily net assets at the annual rate of 0.06%, 0.06% and 0.06%, respectively.


MONEY MARKET FUND

     AMR Investment Services, Inc. ("AMR") serves as sub-adviser to the Money Market Fund. AMR, located at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. AMR was organized in 1986 to provide business management, advisory, administrative and asset management consulting services. American Airlines, Inc. is not responsible for investments made by AMR. For the sub-advisory services it provides to the Money Market Fund, AMR receives from the Adviser and not the Funds monthly fees based upon average daily net assets at the annual rate of 0.20%.

     The Money Market Fund is substantially identical to other pooled accounts, including investment companies advised by AMR ("AMR pooled accounts"). Set forth below are certain performance data for all AMR pooled accounts with substantially similar investment objectives, policies and strategies to the Money Market Fund. The Money Market Composite consists of the American AAdvantage Money Market Fund (from September 1987 to present), the American Performance Cash Management Fund (from October 1990 to April 1999), the FUNDS IV Cash Reserve Fund (from September 1994 through September 1996), the American AAdvantage Money Market Mileage Fund (from November 1995 to present), the American AAdvantage Money Market Select Fund (from January 2000 to present) the AMR Investment Services Strategic Cash Business Trust (from July 1996 to December 1999) and the American Independence Money Market Fund (from February 1997 to present). The dates of the performance of the AMR pooled accounts represent the period from commencement of operations of the applicable account until either the pooled account ceased operations or was no longer being managed by AMR. Expenses of the portfolios in the Money Market Composite range from approximately 0.11% for the AMR Investment Services Strategic Cash Business Trust to approximately 0.85% for the American Performance Cash Management Fund. The Strategic Business Trust was an unregistered pooled account and as such was not subject to certain requirements that apply to mutual funds under the applicable securities, tax and other laws that, if applicable, may have adversely affected performance. The data shown below reflects total return for the periods shown, reduced by the actual expense ratio for such funds. To the extent such funds had expense waivers or reimbursements in effect during the periods indicated below, such funds' actual performance would have been lower had such expense waivers or reimbursements not been in effect. American Independence Fund fees and expenses may be higher than such expenses and if applied would have reduced the performance below. This performance information is deemed relevant since the AMR accounts have been managed using the same investment objectives, policies and restrictions and portfolio managers as those used by American Independence Money Market Fund. However, this performance data is not necessarily indicative of the past or future performance of any of the American Independence Funds. The AMR pooled accounts and the American Independence Money Market Fund are separate funds. This performance does not represent the past performance of the American Independence Money Market Fund.

                          AMR INVESTMENT SERVICES, INC.
                             MONEY MARKET COMPOSITE
                                ANNUALIZED TOTAL
                           RETURN FOR THE PERIOD ENDED
                                DECEMBER 31, 2002

                             Money Market       Money        Lipper Institutional
                               Composite      Market Fund     Money Market Index
1 Year                          1.62%            1.37%             1.49%
5 Years                         4.40%            4.25%             4.38%
10 Years                        4.59%             N/A              4.57%
Since Inception*                5.50%            4.38%             5.38%

* The inception date of the Money Market Fund is January 23, 1997; the inception date for the AMR Money Market Composite is September 1, 1987. Since inception returns for the Lipper Institutional Money Market Index is calculated using September 1, 1987 as the inception date.

INTERNATIONAL MULTI-MANAGER STOCK FUND

     AMR oversees all administrative, investment advisory and portfolio management services to the Portfolio. The assets of the Portfolio are allocated by AMR among one or more investment advisers. AMR also acts as investment adviser to the Portfolio and is required to furnish at its expense all services, facilities and personnel necessary in connection with managing and administering the Portfolio's investments and effecting portfolio transactions for the Portfolio. AMR provides the Portfolio with office space, office equipment and personnel necessary to manage and administer the Portfolio's operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Portfolio by third parties. AMR also develops the investment program for the Portfolio, selects and changes investment advisers (subject to approval by the AMR Trust Board and appropriate interest holders), allocates assets among investment advisers, monitors the investment advisers' investment programs and results, and coordinates the investment activities of the investment advisers to ensure compliance with regulatory restrictions.

      AMR also may receive up to 25% of the net annual interest income or up to 25% of loan fees in regards to securities lending activities. Currently, AMR receives 10% of the net annual interest income from the investment of cash collateral or 10% of the loan fees posted by borrowers. The Securities and Exchange Commission ("SEC") has granted exemptive relief that permits AMR Trust to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by AMR.

     AMR serves as investment manager and administrator to the Portfolio. Independence Investment LLC, Lazard Asset Management LLC, Causeway Capital Management LLC* and Templeton Investment Counsel, LLC currently serve as investment advisers to the Portfolio.

* Prior to August 31, 2001, Merrill Lynch Investment Managers, L.P. served as an investment adviser to the Portfolio.

      The investment advisory fees payable to AMR by the AMR Trust are 0.10% of the average daily net assets of the Portfolio plus all fees payable by AMR to the Portfolio Advisers. With respect to INTRUST's advisory fee, INTRUST has undertaken not to charge advisory fees in excess of 0.40% of average daily net assets with respect to the International Multi-Manager Stock Fund as long as the Fund remains completely invested in the Portfolio or any other investment company. INTRUST has contractually agreed not to charge its advisory fee to the Fund in an amount in excess of 0.35% of the average daily net assets of the Fund through October 31, 2002. The investment advisory agreement for the International Multi-Manager Stock Fund provides for an investment advisory fee payable to INTRUST by the Fund of 1.25% of the average annual daily net assets of the Fund, if the Fund does not invest all of its assets in the Portfolio or another investment company. All investment advisory fees are accrued daily and paid monthly.

     None of the Portfolio Advisers provide any services to the Portfolio except for portfolio investment management and related recordkeeping services.

     AMR may enter into new or modified advisory agreements with existing or new investment advisers without approval of International Multi-Manager Stock Fund shareholders or Portfolio interest holders, but subject to approval of the AMR Trust Board. The SEC issued an exemptive order which eliminates the need for shareholder/interest holder approval, subject to compliance with certain conditions. These conditions include the requirement that within 90 days of hiring a new adviser or implementing a material change with respect to an advisory contract, the Portfolio send a notice to shareholders containing information about the change that would be included in a proxy statement.

     The Advisory Agreement between the Portfolio and AMR will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees of the AMR Trust or by vote of the holders of beneficial interest of the Portfolio, and in either case by a majority of the Trustees of the AMR Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

     The Advisory Agreement with respect to the Portfolio is terminable without penalty by the Portfolio on 60 days' written notice when authorized either by vote of the Portfolio's shareholders or by a vote of a majority of the Board of Trustees of the AMR Trust, or by AMR on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement also provides that, with respect to the Portfolio, neither AMR nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance if its or their duties to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of AMR's or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement. The Advisory Agreement provides that AMR may render services to others.

     The advisory fees are accrued daily and paid monthly. The Adviser, in its sole discretion, may waive all or any portion of its advisory fee with respect to the Portfolio.

     Following is a description of the Portfolio Advisers, each of which has been retained by AMR, on behalf of the Portfolio, to provide advisory services to the Portfolio.

     Causeway Capital Management LLC ("Causeway"), 11111 Santa Monica Blvd., Suite 1550, Los Angeles, California 90025, is a professional international and global equity asset management firm that began operations in June 2001. Assets under management as of December 31, 2002 were approximately $2.3 billion. The advisory contract between AMR and Causeway provides for Causeway to receive an annualized advisory fee equal to 0.20% of the first $750 million in AMR Trust assets under management and 0.15% of all excess such assets under management.

     Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112, is a subsidiary of Lazard Freres & Co. LLC, a registered investment adviser and member of the New York, American and Chicago Stock Exchanges, providing its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $55.9 billion as of December 31, 2002. For its services, AMR pays Lazard an annual fee equal to 0.50% of the first $100 million in AMR Trust assets under its discretionary management, 0.325% of the next $400 million in assets and 0.20% on all excess assets.

     Independence Investment LLC ("Independence"), 53 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm which was founded in 1982. The firm is a wholly owned subsidiary of John Hancock
Financial Services. Assets under management as of December 31, 2002, including funds managed for its parent company and its affiliate Independence Fixed Income LLC, were approximately $18.9 billion. For its services, AMR pays Independence an annual fee equal to 0.50% of the first $30 million in assets of AMR Trust under discretionary management by AMR, 0.25% of the next $70 million in assets and 0.20% on all excess assets.

     Templeton Investment Counsel, LLC. ("Templeton"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394, is an indirect wholly owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services, through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries. The San Mateo, CA-based company has over 50 years of investment experience and more than $252 billion in assets under management as of December 31, 2002. For its services, AMR pays Templeton an annualized fee equal to 0.50% of the first $100 million in AMR Trust assets under its discretionary management, 0.35% of the next $50 million in assets, 0.30% of the next $250 million in assets and 0.25% on assets over $400 million.

     The AMR Trust and AMR also entered into a Management Agreement dated October 1, 1995, as amended December 17, 1996, July 25, 1997, September 1, 1998, January 1, 1999, May 19, 2000, and October 17, 2001 that obligates AMR to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust.

STOCK FUND

     For the subadvisory services it provides to the Stock Fund, AMR receives, from the Adviser and not the Funds, monthly fees based upon average daily net assets at the annual rate of up to 0.45%.

     Effective December 31, 1999, AMR retained Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") to manage the Stock Fund's investments. Barrow Hanley is a subsidiary of Old Mutual Assets Managers (US) LLC, which is a subsidiary of Old Mutual plc, an international financial services group. Barrow Hanley's main office is at 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204. Barrow Hanley provides sub-advisory investment services to certain mutual fund companies, including Vanguard Windsor II Fund, and as of December 31, 2002 had discretionary investment management authority with respect to approximately $24.5 billion in assets.

ADVISORY FEES. For the fiscal years ended October 31, 2002, 2001 and 2000, the Adviser was entitled to advisory fees in the following amounts:

                                       ADVISORY FEES               ADVISORY FEES                 ADVISORY FEES
                                       FYE 10/31/2002              FYE 10/31/2001                FYE 10/31/00
                                    EARNED        WAIVED        EARNED        WAIVED         EARNED        WAIVED
INTRUST Financial Services, Inc.
    Kansas  Tax-Exempt  Bond  Fund  $436,534      $222,328      $339,552      $179,310       $418,461      $135,564
(c)
    Money Market Fund (a)           $182,674      $73,070       $39,041       $39,041        $38,423       $38,423
    UltraShort Bond Fund (b)        $189,073      $121,459      $169,709      $104,802       $152,856      $116,726
    Intermediate Bond Fund (b)      $182,028      $69,985       $155,436      $50,259        $135,596      $54,239
    Stock Fund (b)                  $750,052      $121,505      $456,001      $117,795       $446,575      $105,554
    International Multi-Manager     $203,059      $25,383       $217,579      $27,152        $253,646      $31,705
    Stock Fund (d)

(a)  Commenced operations on January 23, 1997.
(b)  Commenced operations on January 21, 1997.
(c)  Commenced operations on December 10, 1990.
(d)  Commenced operations on January 20, 1997


For the fiscal years ended October 31, 2002, 2001 and 2000, the Sub-advisers to the separate Funds were entitled to advisory fees in the following amounts:

                                        ADVISORY FEES                ADVISORY FEES               ADVISORY FEES
                                         FYE 10/31/02                FYE 10/31/01                 FYE 10/31/00
                                    EARNED        WAIVED        EARNED        WAIVED         EARNED        WAIVED
AMR Investment Services, Inc.
    Money Market Fund (a)           $146,139      $36,535       $156,161      $39,040        $153,692      $38,423
Galliard Capital Management, Inc.
    UltraShort Bond Fund (b)        $28,360       --            $29,956       --             $69,480           ---
    Intermediate Bond Fund (b)      $113,768      $113,768      $27,436       --             $61,634           ---
Kansas Tax-Exempt Bond Fund         $118,349      $118,170      $84,911       --             N/A               N/A
Ark Asset Management Co., Inc.
    Stock Fund (b)                  --            --            --            --            $ 74,026(c)        ---
AMR Investment Services, Inc.
      Stock Fund                    $187,512      $187,512      $373,094      --            $291,355(c)        ---



(a) Commenced operations on January 23, 1997.

(b) Commenced operations on January 21, 1997.

(c) Ark Asset Management Co., Inc. Served as Sub-Investment adviser for the Stock Fund until December 31, 1999. After which, AMR Investment Services has been Sub-Investment Adviser for the Stock Fund.

DISTRIBUTION OF FUND SHARES

     The Trust retains BISYS Fund Services Limited Partnership to serve as principal underwriter for the shares of the Funds pursuant to a Distribution Contract. The Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

DISTRIBUTION PLAN


         The Trustees of the Funds have voted to adopt a 12b-1 Distribution Plan for each of the Service Class and the Premium Class (the "Plans") pursuant to Rule l2b-1 of the Investment Company Act of 1940 (the "1940 Act") after having concluded that there is a reasonable likelihood that the Plans will benefit the Funds and its shareholders. The Plans provide for a monthly payment by the Funds to the Distributor in such amounts that the Distributor may request or for direct payment by the Funds, for certain costs incurred under the Plans, subject to periodic Board approval, provided that each such payment is based on the average daily value of each Fund's net assets during the preceding month and is calculated at an annual rate not to exceed 0.25% of the Service Class (except for Kansas Tax-Exempt Bond Fund) average daily net assets and 0.75% of average daily net assets of Class A shares of Kansas Tax-Exempt Bond Fund and the other Funds' Premium Class. The Distributor has contractually agreed to limit expenses of the 12b-1 Plan for the Class A Shares of Kansas Tax-Exempt Bond Fund to 0.35% of the average daily net assets of such class. The Distributor will use all amounts received under the Plans for payments to broker-dealers or financial institutions for their assistance in distributing shares of the Funds and otherwise promoting the sale of Fund shares, including payments in amounts based on the average daily value of Fund shares owned by shareholders in respect of which the broker-dealer or financial institution has a distributing relationship. In addition, with respect to the Kansas Tax Exempt Bond Fund's 0.35% distribution fees applicable to Class A shares, Dealer agreements between the Distributor and unaffiliated dealers provide that payment of such distribution fee becomes effective in the 13th month following date of purchase of all Class A shares held in a clearinghouse relationship with brokers affiliated with INTRUST. The Distributor may also use all or any portion of such fees to pay Fund expenses such as the printing and distribution of prospectuses sent to prospective investors; the preparation, printing and distribution of sales literature and expenses associated with media advertisements.


     The Plans provide for the Distributor to prepare and submit to the Board of Trustees on a quarterly basis written reports of all amounts expended pursuant to the Plans and the purpose for which such expenditures were made. The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without shareholder approval and that other material amendments of the Plans must be approved by the Board of Trustees, and by the Trustees who neither are "interested persons" (as defined in the 1940
Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plans or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Trustees who neither are "interested persons" nor have any direct or indirect financial interest in the operation of the Plans, or by vote cast in person at a meeting called for the purpose of voting on the Plans. The Plans are terminable with respect to the Funds at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or by vote of the holders of a majority of the shares of the Funds. The Adviser and the Administrator from time to time may use a portion of its revenues to pay certain distribution related costs. As shown below, no payments have been made pursuant to the Plans. The Plan's continuance was most recently approved by the Board of Trustees on December 6, 2002.

     DISTRIBUTION FEES. For the fiscal year ended October 31, 2002, BISYS, as Distributor to the Funds, was entitled to, however waived entirely, distribution fees pursuant to the Plan in the following amounts:

                                                              DISTRIBUTION FEES
                                                                FYE 10/31/02
                                                              EARNED     WAIVED

Money Market Fund (Service Class)                            $182,672   $182,672
UltraShort Bond Fund (Service Class)                         $118,170   $118,170
Intermediate Bond Fund (Service Class)                       $113,768   $113,768
Stock Fund (Service Class)                                   $187,512   $187,512
International Multi-Manager Stock Fund (Service Class)       $126,912   $126,912

Kansas Tax-Exempt Bond Fund (Class A)                        $    385   $    206


ADMINISTRATION AND FUND ACCOUNTING SERVICES

         BISYS Fund Services Ohio, Inc. ("BISYS") provides management and administrative services necessary for the operation of the Funds, including, among other things: (i) preparation of shareholder reports and communications;
(ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Adviser, the Distributor, transfer agent, custodians, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Trustees affiliated with BISYS. For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.20% (.15% for International Multi-Manager Stock Fund, while invested in the Portfolio) of each Fund's average daily net assets.

     The Administration Agreement is for a one-year term and is renewed automatically each year, unless terminated, for successive one year terms. The Administration Agreement will terminate automatically in the event of its assignment.

     ADMINISTRATION FEES. For the fiscal years ended October 31, 2002, 2001 and 2000, BISYS, as Administrator to the Funds was entitled to administration fees in the following amounts:

                                       ADMINISTRATION FEES          ADMINISTRATION FEES           ADMINISTRATION FEES
                                           FYE 10/31/02                 FYE 10/31/01                 FYE 10/31/00
                                       EARNED        WAIVED          EARNED         WAIVED        EARNED        WAIVED
Money Market Fund                      $146,139      $    0          $156,161     $     0        $153,692      $   0
UltraShort Bond Fund                   $94,537            0           $99,857           0        $111,168          0
Intermediate Bond Fund                 $91,015            0           $91,458           0        $ 98,615          0
Stock Fund                             $150,011           0          $165,819           0        $162,392          0
International Multi-Manager Stock      $76,147            0           $81,612           0        $ 95,118          0
Fund
Kansas Tax-Exempt Bond Fund            $291,028           0          $283,042           0        $278,976          0

     Additionally, BISYS serves as the Fund Accounting Agent to the Trust pursuant to a Fund Accounting Agreement. For the fiscal years ended October 31, 2002, 2001 and 2000 BISYS, as Fund Accountant for the Funds was entitled to fees in the following amounts:

                                          FUND ACCOUNTING FEES        FUND ACCOUNTING FEES         FUND ACCOUNTING FEES
                                              FYE 10/31/02                FYE 10/31/01                 FYE 10/31/00
                                          EARNED        WAIVED        EARNED         WAIVED        EARNED        WAIVED
Money Market Fund                        $33,780       $   0          $30,859       $   0         $30,090       $     0
UltraShort Bond Fund                     $46,820           0          $40,602           0         $32,876             0
Intermediate Bond Fund                   $47,786           0          $41,446           0         $33,962             0
Stock Fund                               $35,205           0          $39,931           0         $30,000             0
International Multi-Manager Stock        $30,000           0          $29,897           0         $30,000             0
Fund
Kansas Tax-Exempt Bond Fund              $58,927           0          $59,230           0         $36,220             0

CODE OF ETHICS

     The Trust, the Distributor, INTRUST and each of the Sub-Advisers (each a "17j-1 organization") have each adopted Codes of Ethics designed to prevent affiliated persons of such 17j-1 organization from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds, which also may be held by the person subject to the Code.

SERVICE ORGANIZATIONS

         The Trust also contracts with banks (including the Adviser), trust companies, broker-dealers (other than BISYS) or other financial organizations ("Service Organizations") to provide certain administrative services for the Funds. Services provided by Service Organizations may include among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with shareholders orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in shareholders designating accounts; providing periodic statements showing a shareholder's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a shareholder's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Funds to shareholders; and providing such other services as the Funds or a shareholder reasonably may request, to the extent permitted by applicable statute, rule or regulation. BISYS will not be a Service Organization or receive fees for servicing.

                                                SERVICE ORGANIZATION FEES
                                                       FYE 10/31/02
                                                   EARNED        WAIVED

          Money Market Fund                       $182,672      $131,388
          UltraShort Bond Fund                    $118,170      $80,365
          Intermediate Bond Fund                  $113,768      $77,370
          Stock Fund                              $187,512      $127,526
          International Multi-Manager Stock Fund  $126,912      $86,319
          Kansas Tax-Exempt Bond Fund  -          $363,653      $247,300
          Institutional Class
          Kansas Tax-Exempt Bond Fund - Class A   $128          $87


     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Each of the classes of shares of the Trust's Funds is sold on a continuous basis by the Trust's distributor, BISYS Fund Services Limited Partnership, LP (the "Distributor"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. The Funds offer one or more of the following classes of shares: Kansas Tax Exempt Bond Fund: Class A Shares; Institutional Shares; all other Funds: Service Class Shares, Premium Class Shares. The Prospectus contains a general description of how investors may buy shares of the Funds and states whether the funds offer more than one class of shares. This SAI contains additional information which may be of interest to investors.

SERVICE CLASS AND CLASS A SHARES

         As stated in the Prospectus, the public offering price of Service Class Shares of the Money Market Fund is their net asset value per share. The public offering price of the Class A Shares of the Kansas Tax Exempt Bond Fund and the Service Class Shares of each of the other Funds is their net asset value per share next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of such Service Class Shares or Class A Shares of each Fund is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase.

         The prospectus contains a table of applicable sales charges. Certain purchases of Service Class Shares and Class A Shares may be exempt from a sales charge.

         The offering price is rounded to two decimal places each time a computation is made. The sales charge scale and dealer concessions table set forth below applies to purchases of Service Class Shares of the Stock Fund and the International Multi-Manager Stock Fund.

                                              SALES CHARGE
                                                AS A % OF                 DEALER
           INVESTMENT AMOUNT                 OFFERING PRICE             CONCESSION
$0 up to $99,999                                  5.00%                  4.75%
$100,000 up to $249,999                           4.00%                  3.75%
$250,000 up to $499,999                           3.00%                  2.75%
$500,000 up to $999,999                           2.50%                  2.25%
$1,000,000 and above                              2.00%                  1.75%

         The offering price is rounded to two decimal places each time a computation is made. The sales charge scale and dealer concessions table set forth below applies to purchases of Service Class Shares of the UltraShort Bond Fund and the Intermediate Bond Fund.

                                              SALES CHARGE
                                                AS A % OF               DEALER
            YOUR INVESTMENT                  OFFERING PRICE           CONCESSION
$0 up to $99,999                                  3.75%                  3.50%
$100,000 up to $249,999                           3.50%                  3.25%
$250,000 up to $499,999                           3.00%                  2.75%
$500,000 up to $999,999                           2.50%                  2.25%
$1,000,000 and above                              2.00%                  1.75%

The sales charge scale and dealer concessions table set forth below applies to purchases of Class A Shares of the Kansas Tax-Exempt Bond Fund.

                                              SALES CHARGE
                                                AS A % OF                DEALER
            YOUR INVESTMENT                  OFFERING PRICE            CONCESSION
$0 up to $49,999                                  4.00%                  3.60%
$50,000 up to $99,999                             3.50%                  3.10%

$100,000 up to $249,999                           3.00%                  2.75%
$250,000 up to $499,999                           2.25%                  2.00%
$500,000 up to $999,999                           1.50%                  1.40%
$1,000,000 and above                              0.75%                  0.70%

LETTER OF INTENT. The Funds may waive the sales charge on Service Class or Class A Shares pursuant to a signed Letter of Intent. The Letter of Intent ("LOI") will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the LOI. A LOI may include purchase of shares made not more than 90 days prior to the date that an investor signs the LOI; however, the 13-month period during which the LOI is in effect will begin on the date of the earliest purchase to be included. A LOI is not a binding obligation upon the investor to purchase the full amount indicated. If the investor desires to redeem shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the LOI, would apply to the total investment made to date. LOI forms may be obtained from the Distributor or from investment dealers. Interested investors should read the LOI carefully.

COMBINATION PRIVILEGE AND RIGHT OF ACCUMULATION. A Purchaser may qualify for a reduced sales charge by combining concurrent purchases of Service Class or Class A shares of one or more of the Funds (excluding the Money Market Fund) or by combining a current purchase of Service Class or Class A shares of a Fund with prior purchases of Shares of any Fund except the Money Market Fund. The applicable sales charge is based on the sum of (i) the Purchaser's current purchase of Service Class or Class A shares of any Fund (excluding the Money Market Fund) sold with a sales charge plus (ii) the then current purchase of Service Class or shares of any Fund sold with a sales charge plus (ii) the then current net asset value of all Service Class or Class A shares held by the Purchaser in any Fund (excluding the Money Market Fund). To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must at the time of purchase provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

SERVICE CLASS AND CLASS A SALES CHARGE WAIVERS. The following classes of investors may purchase Service Class or Class A shares of the Funds with no sales charge in the manner described below (which may be changed or eliminated at any time by the Distributor):

- Existing shareholders of a Fund upon the reinvestment of dividend and capital gain distributions.

- Officers, trustees and employees of the Funds; officers, directors, advisory board members, employees and retired employees of INTRUST Bank and its affiliates; and officers, directors and employees of any firm providing the Funds with legal, administrative, distribution, marketing, investment advisory or other services (and spouses, children and parents of each of the foregoing);

- Investors for whom INTRUST or its affiliates, an INTRUST correspondent bank, any sub-adviser or other financial institution acts in a fiduciary, advisory, custodial, agency, or similar capacity;

- Fund shares purchased with the proceeds from a distribution from an account for which INTRUST Bank or its affiliates acts in a fiduciary, advisory, custodial, agency, or similar capacity (this waiver applies only to the initial purchase of a Fund subject to a sales load);

- Investors who purchase Shares of a Fund through a payroll deduction plan, a 401(k) plan, a 403(b) plan, or other defined contribution plans, which by its terms permits the purchases of Shares;

- Shares purchased in connection with "wrap" type investment programs, non-transaction fee investment programs and programs offered by fee-based financial planners, and other types of financial institutions (including omnibus service providers).

The Distributor may also periodically waive the sales charge for all investors with respect to a Fund.

                                    EXPENSES

     Except for the expenses paid by the Adviser and BISYS, the Funds bear all costs of their operations.

                        DETERMINATION OF NET ASSET VALUE

MONEY MARKET FUND

     The Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of a Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of 397 days or less and invest only in U.S. dollar denominated eligible securities determined by the Trust's Board of Trustees to be of minimal credit risks and which (1) have received the highest short-term rating by at least two NRSROs, such as "A-1" by Standard & Poor's and "P-1" by Moody's; (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Adviser or the Adviser pursuant to guidelines approved by the Board and subject to the ratification of the Board.

     In addition, the Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts issued by, a single issuer, except that, the Fund may invest in U.S. Government securities or repurchase agreements that are collateralized by U.S. Government securities without any such limitation, and the limitation with respect to puts does not apply to unconditional puts if no more than 10% of a Fund's total assets are invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Board of Trustees to be comparable to those rated in the highest rating category, will be limited to 5% of a Fund's total assets, with investment in any one such issuer being limited to no more than the greater of 1% of a Fund's total assets or $1,000,000.

     Pursuant to Rule 2a-7, the Board of Trustees is also required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the Funds, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Funds calculated by using available market quotations deviates from $l.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

NON MONEY MARKET FUNDS

     Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on mean prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and market values of such investments are reflected as unrealized appreciation or depreciation. Securities for which market quotations are not readily available are valued at fair market value by the investment adviser (or the sub-advisor) in accordance with guidelines approved by the Trust's Board of Trustees. Securities may be valued by independent pricing services, approved by the Trust's Board of Trustees, which use prices provided by market makers or estimates of market value obtained yield data relating to instruments or securities with similar characteristics.

                             PORTFOLIO TRANSACTIONS

     Investment decisions for the Funds and the Portfolio and for the other investment advisory clients of the Adviser and the Portfolio Advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser and the Portfolio Advisers, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

     The Funds and the Portfolio have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees and the AMR Trust Board, the Adviser and Portfolio Advisers, as appropriate, are primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds and the Portfolio to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Adviser and Portfolio Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions.

     The cost of executing portfolio securities transactions for the Money Market Fund primarily consists of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Funds or the Sponsor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC.

     The Adviser and Portfolio Advisers may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser or Portfolio Advisers. By allocating transactions in this manner, the Adviser and the Portfolio Advisers are able to supplement their research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

     Some of these services are of value to the Adviser and Portfolio Advisers in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fees paid by the Funds and the Portfolio are not reduced because the Adviser or Portfolio Advisers or their affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser and Portfolio Advisers may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser and Portfolio Advisers an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser and Portfolio Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.


     For the fiscal years ended October 31, 2002, 2001, and 2000, purchase and sale transactions by UltraShort Bond Fund, Intermediate Bond Fund, Money Market Fund, International Multi-Manager Stock Fund and Kansas Tax Exempt Fund did not involve brokerage commissions. The total brokerage commissions paid by Stock Fund for the fiscal years ended October 31, 2002, 2001 and 2000 were $80,982.46, $80,668.52 and $213,754.61, respectively.


     As of October 31, 2002, the Money Market Fund, the UltraShort Bond Fund, the Intermediate Bond Fund and the Stock Fund held investments in securities of their regular broker-dealers as follows:

                                         APPROXIMATE AGGREGATE VALUE OF
                                         ISSUER'S SECURITIES OWNED BY THE
                                         FUNDS AT 10/31/02                      NAME OF BROKER OR DEALER
FUND

Money Market Fund                        $3,001,019                             Morgan Stanley Dean Witter
Money Market Fund                         2,002,781                             Salomon Smith Barney
Money Market Fund                         3,500,000                             Goldman Sachs

UltraShort Bond Fund                    $  222,942                              Merrill Lynch & Co., Inc.
UltraShort Bond Fund                       214,910                              Morgan Stanley Dean Witter
Intermediate Bond Fund                     350,328                              Bank of America
Intermediate Bond Fund                     222,942                              Merrill Lynch & Co., Inc.
Intermediate Bond Fund                     236,714                              Frank Russell
Intermediate Bond Fund                     322,364                              Morgan Stanley Dean Witter
Intermediate Bond Fund                     125,820                              Solomon Smith Barney
Stock Fund                               1,996,280                              Bank of America


PORTFOLIO TURNOVER

     Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual portfolio turnover rate normally will not exceed the amounts stated in the Funds' Prospectuses and financial statements. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover rates of each Fund for the past five years are included in the Funds' financial highlights section of the Prospectus.

                                    TAXATION

     The Funds have qualified and intend to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, the Funds generally will not be subject to Federal income tax on their investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

         Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. For federal income tax purposes, the following Funds had capital loss carry-forwards as of October 31, 2002 which are available to offset future capital gains, if any:

                                                    Amount       Expires
                                                    --------------------

UltraShort Bond Fund                               $   55,020      2010
Stock Fund                                          4,218,107      2008
Stock Fund                                          3,562,180      2010
International Multi-Manager Stock Fund              1,673,635      2009
International Multi-Manager Stock Fund              3,913,974      2010
Kansas Tax-Exempt Bond Fund                           617,546      2008
Kansas Tax-Exempt Bond Fund                         1,379,613      2009

A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Some Funds and the Portfolio may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund or the Portfolio held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's or, in the case of the International Multi-Manager Stock Fund, the Portfolio's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) and the International Multi-Manager Stock Fund will be taxed on its proportionate share of the Portfolio's excess distributions allocated to that holding period even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Fund or the Portfolio may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund or the Portfolio generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund's and the Portfolio's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself or the Portfolio to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard. The Portfolio does not intend to acquire stock of issuers that are considered PFICs.

     Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. To the extent dividends received by a Fund are attributable to foreign corporations, a corporation that owns shares will not be entitled to the dividends-received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations. Proposed legislation, if enacted, would reduce the dividends received deduction from 70 to 50 percent.

     Distributions of net long term capital gains, if any, designated by the Funds as long term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

        Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

     Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholders hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

     The taxation of equity options is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call Option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds and the Portfolio may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund or the Portfolio at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should contact their own tax advisors in this regard.

     Generally, the hedging transactions undertaken by a Fund or the Portfolio may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund or the Portfolio. In addition, losses realized by a Fund or the Portfolio on a position that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund or the Portfolio of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund or Portfolio which is taxed as ordinary income when distributed to stockholders.

     A Fund or the Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Fund or the Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions. Investors should contact their own tax advisors in this regard.

     Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund or, in the case of the International Multi-Manager Stock Fund, the Portfolio will be able to engage in transactions in options, futures, and forward contracts.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund or the Portfolio accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund or the Portfolio actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. Investors should contact their own tax advisors in this regard.

     Income received by a Fund or the Portfolio from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign governments and corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund or, in the case of the International Multi-Manager Stock Fund, its proportionate share of such taxes paid by the Portfolio. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid (or deemed paid) by a Fund, and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund or the Portfolio will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund (including, in the case of the International Multi-Manager Stock Fund, its proportionate share of the Portfolio's foreign source passive income). The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

     The Funds are required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 30% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholders U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

     The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

TAXATION OF THE PORTFOLIO

     The Portfolio should be classified as a separate partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, the Portfolio is not subject to federal income tax; instead, each investor in the Portfolio, such as the International Multi-Manager Stock Fund (the "Fund"), is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

     The Fund will be deemed to own a proportionate share of the Portfolio's assets and income for purposes of determining whether the Fund satisfies the requirements to qualify as a Regulated Investment Company. Accordingly, the Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.

     Distributions to the Fund from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Fund's basis for its interest in the Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

     KANSAS TAX-EXEMPT BOND FUND. This Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefits and certain railroad retirement benefits. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of the Fund, exempt interest dividends may comprise part or all of an adjustment to alternative minimum taxable income. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

     To the extent that the Fund's dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund.

     Upon redemption, sale or exchange of shares in this Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. The discussion above provides additional detail about the income tax consequences of disposing of Fund shares.

     Deductions for interest expense incurred to acquire or carry shares of the Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of the Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continue to purchase or carry shares of an investment company (such as this Fund) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation, the interest from which is exempt from Federal income tax, generally will constitute tax-exempt interest income.

     Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security having market discount will be treated as ordinary taxable income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

     Under Kansas law, a mutual fund which qualifies as a regulated investment company generally must have at least 50% of its total assets in Kansas state and local issues at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from Kansas personal income tax. Generally, shareholders who are Kansas residents will not incur Kansas personal income tax on the amount of exempt-interest dividends received by them from the Fund and derived from Kansas state and local issues, whether taken in cash or paid in additional shares. Gain on the sale or redemption of Fund shares is subject to Kansas personal income tax.

     Shareholders will normally be subject to Kansas personal income tax on dividends paid from income derived from taxable securities and other taxable investments, and from securities issued by states other than Kansas and on distribution of capital and other taxable gains.

     The Fund will be required to report to the IRS all distributions of investment company taxable income and net capital gains and gross proceeds from the redemption or exchange of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds from the redemption or exchange of the Fund's shares may be subject to withholding of Federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish a Fund with their taxpayer identification numbers and with required certifications regarding their status under Federal income tax laws.

     A deductible "environmental tax" of 0.12% is imposed on a corporation's modified alternative minimum taxable income in excess of $2 million. The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeds its minimum tax liability. To the extent that exempt-interest dividends paid by a Fund are included in alternative minimum taxable income, corporate shareholders may be subject to the environmental tax.

     Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Fund, the Adviser and its affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities on the basis of such opinions.

     Persons who may be "substantial users" (or "related persons" to substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of this Fund since the acquisition of shares of the Fund may result in adverse tax consequences to them. In addition, all shareholders of a Fund should consult their tax advisers about the tax consequences to them of their investments in the Fund.

     Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in Kansas Tax-Exempt Bond Fund may be affected. Since the Trust does not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the American Independence Funds.

                                OTHER INFORMATION

CAPITALIZATION

     The Trust is a Delaware business trust established under a Declaration of Trust dated January 26, 1996 and currently consists of eleven separately managed portfolios. Prior to March 1, 2000, the Trust was known as "INTRUST Funds Trust". Five of the eleven portfolios of the Trust (the NestEgg Portfolios) are not described in this Statement, but file a separate registration statement and Statement of Additional Responsibility. Each portfolio is comprised of two classes of shares -the "Class A" and "Institutional Class" in the case of the Kansas Tax Exempt Bond Fund and the "Service Class" and the "Premium Class" in the case of the other Funds. The two classes are identical with the exception that the shareholders in the Service Class and the Premium Class may pay 12b-1 distribution in amounts up to 0.25% and 0.75%, respectively of the daily net asset value of the respective class' shares, and shareholders in the Class A Shares of the Kansas Tax Exempt Bond Fund may pay 12b-1 distribution and Service Organization fees in amounts up to 0.75% of the daily net asset value of the Fund's Class A shares (the Fund's Institutional Class is not subject to a 12b-1 fee). The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Funds will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

     Expenses incurred in connection with each Fund's organization and the public offering of its shares have been deferred and are being amortized on a straight-line basis over a period of not more than five years.

As of February 3, 2003, no person owned of record, or to the knowledge of management beneficially owned five percent or more of the outstanding shares of the respective Fund or classes except as set forth below.

MONEY MARKET FUND
SERVICE CLASS                                        PERCENTAGE OWNED
--------------------------------                     -----------------
Transco & Company                                    99.74%
Cash Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201




ULTRASHORT BOND FUND
SERVICE CLASS                                        PERCENTAGE OWNED

--------------------------------                     -----------------
TransCo & Company                                    66.37%
P.O. Box 48698
Wichita, KS 67201

TransCo & Company                                    33.41%
P.O. Box 48698
Wichita, KS 67201




INTERMEDIATE BOND FUND
SERVICE CLASS                                        PERCENTAGE OWNED
--------------------------------                     -----------------
TransCo & Company                                    57.00%
P.O. Box 48698
Wichita, KS 67201

TransCo & Company                                    42.80%
P.O. Box 48698
Wichita, KS 67201




STOCK FUND
SERVICE CLASS                                        PERCENTAGE OWNED
--------------------------------                     -----------------
TransCo & Company                                    55.53%
P.O. Box 48698
Wichita, KS 67201

TransCo & Company                                    44.43%
P.O. Box 48698
Wichita, KS 67201




INT'L MULTI-MANAGER STOCK FUND
SERVICE CLASS                                        PERCENTAGE OWNED
--------------------------------                     -----------------
TransCo & Company                                    52.72%
P.O. Box 48698
Wichita, KS 67201

TransCo & Company                                    47.24%
P.O. Box 48698
Wichita, KS 67201




KANSAS TAX-EXEMPT BOND FUND
INSTITUTIONAL CLASS                                  PERCENTAGE OWNED
--------------------------------                     -----------------
TransCo & Company                                    81.02%
P.O. Box 48698
Wichita, KS 67201

TransCo & Company                                    14.30%
P.O. Box 48698
Wichita, KS 67201




KANSAS TAX-EXEMPT BOND FUND
CLASS A                                              PERCENTAGE OWNED
--------------------------------                     -----------------
Michael A. Belluomo                                  26.00%
Michael A. Belluomo Living Trust
2245 Bullinger St.
Wichita KS 67204-5531

John D. Cannon                                       16.02%
400 S. Martinson
Apt. 103
Wichita KS 67213

Anna Ruth Kice                                       10.80%
Jack W. Kice
Anna Ruth Kice Living Trust
8701 Brookhollow Street
Wichita KS 67206

Frances E. Maskrid                                   10.62%
1527 E. 39th Street North
Wichita KS 67219

Mark D. McCluggage                                   9.13%
16836 SW 220th St.
Douglas KS 67039

Daniel E Monnat                                      5.46%
Grace Wu-Monnat
1435 Lieunett
Wichita KS 67203

     The Funds do not know the extent to which other holders of record were beneficial owners of shares indicated.

VOTING RIGHTS

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. When certain matters affect only one class of shares but not another, the shareholders would vote as a class regarding such matters. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

     The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         INTRUST Bank, N.A. acts as custodian of the Trust's assets. BFSI acts as transfer agent for the Funds. For the fiscal year ended October 31, 2002, the custodian earned fees of $15,000, $9,101, $9,453, $29,100 and $14,612 for the
Stock Fund, Intermediate Bond Fund, UltraShort Bond Fund, Kansas Tax-Exempt Bond Fund and Money Market Fund, respectively. For the fiscal year ended October 31, 2001, the custodian earned fees of $16,580, $9,145, $9,985, $28,302 and $15,615 for the Stock Fund, Intermediate Bond Fund, UltraShort Bond Fund, Kansas Tax-Exempt Bond Fund and Money Market Fund, respectively. For the fiscal year ended October 31, 2000, the custodian earned fees of $16,238, $9,681, $11,116, $27,895, and $15,368, for the Stock Fund, Intermediate Bond Fund, UltraShort Bond Fund, Kansas Tax-Exempt Bond Fund, Money Market Fund, respectively. The Trust compensates BFSI for providing personnel and facilities to perform transfer agency related services for the Trust. The International Multi-Manager Stock Fund pays no custodian fees as long as all of its assets are invested in another mutual fund, but incurs its pro-rata portion of the custody fees of Chase Manhattan Bank, N.A. as Portfolio Custodian. The AMR Trust Board has reviewed and approved custodial arrangements for securities held outside of the United States in accordance with Rule 17f-5 of the 1940 Act.

INDEPENDENT AUDITORS

     KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. KPMG LLP is located at 191
W. Nationwide Blvd., Suite 500, Columbus, Ohio, 43215.

YIELD AND PERFORMANCE INFORMATION

     The Funds may, from time to time, include their yield, effective yield, tax equivalent yield and average annual total return in advertisements or reports to shareholders or prospective investors. For the Kansas Tax-Exempt Bond Fund, such amounts may include returns from its predecessor Fund, the SEI Kansas Tax Free Income Portfolio.

      Prior to October 27, 2000 INTRUST provided portfolio management services to the Kansas Tax-Exempt Bond Fund. The Fund is the successor to the Kansas Tax Free Income Portfolio of the SEI Tax Exempt Trust (the "SEI Fund") a registered investment company for which the Adviser was the investment adviser. The SEI Fund was reorganized into the Kansas Tax-Exempt Bond Fund. The Kansas Tax-Exempt Bond Fund has the same investment objectives and policies as the SEI Fund. Shareholders of the SEI Fund approved its reorganization into the Kansas Tax Exempt Bond Fund. Set forth below are certain performance data for the Fund which for periods prior to the Fund's reorganization includes the performance of the SEI Fund. The data shown below reflects total return for the periods shown, reduced by the actual expenses of the Fund, and the SEI Fund, as applicable. To the extent expense waivers or reimbursements were in effect during the periods indicated below, actual returns would have been lower had such expense waivers or reimbursements not been in effect. However, this performance data is not necessarily indicative of the future performance of the Funds. The SEI Fund performance reflects fees and expenses that may be lower than fees for the Kansas Tax-Exempt Bond Fund after its first year of operation. The performance shown would have been lower if such higher fees and expenses were in effect.

         Current yield for the Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes such as gains or losses from the sale of securities and unrealized appreciation and depreciation) over a particular seven-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Fund assumes that all dividends received during the base period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1)[RAISED TO THE (365/7) POWER]] - 1.

     For the seven-day period ended October 31, 2002, the seven-day effective yield for the Money Market Fund was 1.24%.

     Quotations of yield for the Non-Money Market Fund will be based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                 YIELD = 2[(a-b+ 1)-l][RAISED TO THE 6TH POWER]
                        ---------------------------------------
                                       cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     For the 30-day period ended October 31, 2002, the yield for the UltraShort Bond Fund and Intermediate Bond Fund were 3.12% and 5.13%, respectively.

      The Kansas Tax-Exempt Bond Fund may also advertise its "taxable equivalent yield." Taxable equivalent yield is the yield that an investment, subject to Federal and Kansas personal income taxes, would need to earn in order to equal, on an after-tax basis, the yield on an investment exempt from such taxes (normally calculated assuming the maximum combined Federal and Kansas marginal tax rate). A taxable equivalent yield quotation for the Fund will be higher than the yield or the effective yield quotations for the Fund.

     Quotations of tax-equivalent yield for the Kansas Tax-Exempt Bond Fund will be calculated according to the following formula:

                                       TAX EQUIVALENT YIELD = (E)
                                                              --------
                                                                   1-p

     E = Tax-Exempt yield
     p = stated income tax rate

     For the 30-day period ended October 31, 2002, the yields for the Kansas Tax-Exempt Bond Fund Institutional Class and Class A shares were 3.76% and 3.41%, respectively and the tax equivalent yields, assuming a 39.1% federal tax rate, for the Institutional Class and Class a were 4.73% and 3.99%, respectively.

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years and since inception (up to the life of the Fund), calculated pursuant to the following formula:

     P (1 + T)[RAISED TO THE NTH POWER] = ERV

(where P = a hypothetical initial payment of $l,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum sales charge in the case of the Service Class and a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.



                                                 ANNUALIZED RATES OF RETURN FOR
                           PERIODS ENDING OCTOBER 31, 2002  (INCLUDES APPLICABLE MAXIMUM SALES CHARGE)

                 Money Market    UltraShort   Intermediate    Stock Fund   International     Kansas         Kansas
                     Fund        Bond Fund      Bond Fund     (Inception   Multi-Manager   Tax-Exempt     Tax-Exempt
                  (Inception     (Inception   (Inception -    - 1/21/97)    Stock Fund      Bond Fund     Bond Fund
                                 - 1/21/97)     1/21/97)                   (Inception -   Institutional    Class A
                                                                             8/7/97)*         Class       (Inception
                                                                                          (Inception -        -
                                                                                           12/10/90)**   12/10/90)***
1 Year -             1.55%        -1.85%          2.87%        -17.66%        -14.86%         4.84%         0.59%
Return Before
Taxes

1 Year -             0.95%        -3.36%          0.89%        -18.08%        -15.08%         4.84%         0.59%
Return After
Taxes on
Distributions

1 Year - Return      0.95%        -1.07%          1.70%        -10.79%        -9.11%          4.53%         1.83%
After Taxes on
Distributions
and Sale of
Shares

5 Year -             4.39%         4.73%          5.95%         0.57%         -2.16%          5.12%         4.24%
Return Before
Taxes

5 Year -             2.63%         2.63%          3.65%         -1.55%        -3.29%          5.09%         4.21%
Return After
Taxes on
Distributions

5 Year - Return      2.63%         2.73%          3.58%         -0.47%        -1.77%          4.99%         4.26%
After Taxes on
Distributions
and Sale of
Shares

10 Years -            N/A           N/A            N/A           N/A           7.49%          5.79%         5.35%
Return Before
Taxes

10 Years -            N/A           N/A            N/A           N/A           6.86%          5.75%         5.31%
Return After
Taxes on
Distributions

10 Years -            N/A           N/A            N/A           N/A           6.29%          5.66%         5.27%
Return After
Taxes on
Distributions
and Sale of
Shares

Since                4.47%         4.98%          6.33%         2.66%          5.56%          6.09%          N/A
Inception -
Return Before
Taxes

Since                2.69%         2.86%          4.01%         0.78%          5.01%          6.06%          N/A
Inception -
Return After
Taxes on
Distributions

Since                2.69%         2.92%          3.89%         1.31%          4.63%          5.94%          N/A
Inception -


Return After
Taxes on
Distributions
and Sale of
Share


* Such performance includes the performance of the American AAdvantage International Equity Fund, a predecessor fund of the International Equity Portfolio, from August 7, 1991 (its inception) through October 31, 1995. Such performance also includes the performance of the International Equity Portfolio, the series of the AMR Investment Service Trust in which all of the International Multi-Manager Stock Fund's assets are invested, from November 1, 1995 (its inception) through January 19, 1997. The performance of the Portfolio was calculated by adjusting the performance of the American AAdvantage International Equity Fund's Institutional Class ("Initial Feeder Fund") to exclude fees and expenses at the level of the Initial Feeder Fund.

** Such performance includes the prior performance of the SEI Kansas Tax-Exempt Income Portfolio.

     Quotations of yield and total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its yields or total return to current or prospective unit holders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexed which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Investors who purchase and redeem shares of the Funds through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service
Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and average annual total return of the Funds for those investors. Investors who maintain accounts with the Trust as transfer agent will not pay these fees.

FINANCIAL STATEMENTS


     The Report of Independent Auditors and Financial Statements of the Funds for the periods ended October 31, 2002 are incorporated herein by reference to the Trust's Annual Report, such Financial Statements having been audited by KPMG LLP, independent certified public accountants, and is so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. The Independent Auditors of the AMR Investment Services International Equity Portfolio is Ernst & Young LLP. Copies of such Annual Report are available without charge upon request by writing to American Independence Funds Trust, 3435 Stelzer Road, Columbus, Ohio 43219-8006 or telephoning (888) 266-8787.

                                    APPENDIX

DESCRIPTION OF MOODY'S BOND RATINGS:

     Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa--judged to be the best quality and they carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds; A--possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa--considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Other Moody's bond descriptions include: Ba--judged to have speculative elements, their future cannot be considered as well assured; B--generally lack characteristics of the desirable investment; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--speculative in a high degree, often in default; C--lowest rated class of bonds, regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

     Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA--highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA--also qualify as high grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A--regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     S&P applies indicators "+, -," no character, and relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

PART C.                    OTHER INFORMATION
--------

Item 23.          Exhibits:

                           (a)         Trust Instrument.(3)

                           (b)         Bylaws of Registrant.(3)

                           (c)         None.

                           (d)(1) Form of Master Investment Advisory Agreement and Supplements between Registrant and Adviser relating to Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, International Multi-Manager Stock Fund and the Kansas Tax-Exempt Bond Fund.(2)

                           (d)(2)(i) Form of Master Investment Advisory Agreement and Supplements between Registrant and Adviser relating to the NestEgg Funds.(6)

                           (d)(2)(ii) Form of Assumption Agreement dated August 21, 2001 between the Registrant, INTRUST Bank and INTRUST Financial Services, Inc. -- (9)

                           (d)(3) Form of Sub-Advisory Agreements between Adviser and Sub-Advisers.(2)

                           (d)(3)(i) Sub-Advisory Agreement dated November 15, 2000 between AMR Investment Services
                                       (AMR) and Barrow Hanley Mewhinney &
                                       Strauss (Barrow) with respect to the
                                       Stock Fund.(8)

                           (d)(3)(ii) Interim Sub-Advisory Agreement dated September 25, 2000 between AMR and Barrow with respect to the Stock Fund.(8)

                           (d)(3)(iii) Sub-Advisory Agreement dated November 1,
                                       2000 between Galliard Capital Management
                                       (Galliard) and INTRUST Financial Services with respect to the Kansas Tax Exempt Bond Fund.(8)

                           (d)(3)(iv) Sub-Advisory Agreement dated November 25, 1996 as amended and restated November 1, 2000 between Galliard Capital Management and INTRUST Financial Services with respect to the Short-Term Bond Fund and the Intermediate Bond Fund.(8)


                           (d)(3)(v) Sub-Advisory Agreement dated October 28, 2002 between INTRUST Financial Services and LaJolla Economics (13)


                           (d)(4) Form of Master Administration Agreement and Supplements between Registrants and Administrator.(2)

                           (d)(5) Agreement among AMR Investment Services Trust, AMR Investment Services, Inc., INTRUST Funds Trust and BISYS Fund Services, dated January 17, 1997.(6)

                           (e) Form of Master Distribution Contract and Supplements between Registrant and Distributor.(2)

                           (f)         None.

                           (g)(1) Form of Custodian Contract between Registrant and Custodian.(2)


                           (g)(2) Amendment to Custody Agreement with INTRUST Bank with respect to the NestEgg Funds.(13)


                           (h)(1)(i) Form of Transfer Agency and Service Agreement between Registrant and Transfer Agent.(2)


                           (h)(1)(ii)  Amendment to Transfer Agency
                                       Agreement with respect to the NestEgg
                                       Funds.(13)


                           (h)(2)      Form of Service Organization
                                       Agreement.(2)


                           (h)(3) Form of Fund Accounting Agreement between Registrant and Investors Bank & Trust Company with respect to NestEgg Funds.(13)


                           (i)(1) Consent of Paul, Weiss, Rifkind, Wharton & Garrison, counsel to Registrant.(1)

                           (i)(2) Opinion of Counsel to Registrant. (Opinion is now combined with consent in Item 23(i)(1).

                           (j)(1)      Consent of KPMG LLP.(1)


                           (j)(2)      Consent of Ernst & Young LLP(1)

                           (k)         None.

                           (l)         Subscription Agreement.(2)

                           (m) Amended Form of Rule 12b-1 Distribution Plan and Agreement between Registrant and Distributor--(6)

                           (n)         Not Applicable.

                           (p)(1)      Form of Code of Ethics of the
                                       Registrant.(8)

                           (p)(2) Form of Code of Ethics of INTRUST Financial Services as amended August 21, 2001.(10)

                           (p)(3) Form of Code of Ethics of Galliard Capital Management.(8)


                           (p)(4) Form of Code of Ethics of AMR Investment Services.(1)


                           (p)(5)      Form of Code of Ethics of Barrow
                                       Hanley.(8)

                           (p)(7) Form of Code of Ethics of BISYS Fund Services.(8)

                           (o)     Rule 18f-3 Plan, amended February 26,
                                   2002.(11)

                  Other Exhibits:

                           (A)      Power of Attorney.(2)

                           (B)      Power of Attorney dated February 9, 1998.(5)

                           (C) Powers of Attorney dated August 31, 2001 for AMR Investment Services Trust(1)

                           (D)      Powers of Attorney dated December 20,
                                    2000.(8)

                           (E)      Powers of Attorney dated December 27,
                                    2001.(11)

(1)      Filed herewith.

(2) Previously filed on December 23, 1996 as part of Pre-Effective Amendment No. 3 and incorporated by reference herein.

(3) Previously filed with Post-Effective Amendment No. 1 on June 27, 1997, and incorporated by reference herein.

(4) Previously filed with Post-Effective Amendment No. 2 on December 22, 1997, and incorporated by reference herein.

(5) Previously filed with Post-Effective Amendment No. 3 on February 27, 1998, and incorporated by reference herein.

(6) Previously filed with Post-Effective Amendment No. 7 on November 30, 1998, and incorporated by reference herein.

(7) Previously filed with Post-Effective Amendment No. 17 on June 30, 2000 and incorporated by reference herein.

(8) Previously filed with Post-Effective Amendment No. 18 on December 20, 2000 and incorporated herein by reference.
(9) Previously filed with Post-Effective Amendment No. 22 on January 30, 2002 and incorporated by reference herein.

(10) Previously filed with Post-Effective Amendment No. 23 on April 30, 2002 and incorporated by reference herein.

(11) Previously filed with Post-Effective Amendment No. 24 on June 28, 2002 and incorporated by reference herein.

(12) Previously filed with Post-Effective Amendment No. 25 on November 25, 2002 and incorporated by reference herein.


(13) Previously filed with Post-Effective Amendment No. 26 on January 30, 2003 and incorporated by reference herein.


Item 24.          Persons Controlled by or under Common Control with Registrant.

                  None.

Item 25.          Indemnification.

                  As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article X of the Registrant's Trust Instrument (Exhibit 1 to the Registration Statement), Section 4 of the Master

Investment Advisory Contract between Registrant and the Adviser (Exhibit 5(a) to this Registration Statement), and Section 14 of the Master Distribution Contract between Registrant and the Distributor (Exhibit 6 to this Registration Statement) officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the option of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                  The Registrant will purchase an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

                  Section 4 of the Master Investment Advisory Contract between Registrant and the Adviser and Section 9 of the Master Distribution Contract between Registrant and the Distributor limit the liability of the Adviser, and the distributor to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

                  The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, By-Laws, Investment Advisory Contracts and Distribution Contract in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26.          Business and Other Connections of INTRUST Financial Services,
                  Inc.

                  INTRUST Financial Services, Inc. ("INTRUST") is a wholly owned subsidiary of INTRUST Financial Corporation (formerly First Bancorp of Kansas), a bank holding company. INTRUST Bank, N.A. is a majority-owned subsidiary of INTRUST Financial Corporation. The business and other connections of INTRUST are set forth in the Uniform Application for Investment Adviser Registration ("Form ADV") of INTRUST as currently filed with the SEC which is incorporated by reference herein.

Business and Other Connections of AMR Investments

         The business and other connections of AMR Investments ("AMR") are set forth in the Uniform Application for Investment Advisor Registration
("Form ADV") of AMR as currently filed with the SEC which is incorporated by reference herein.

Business and Other Connections of Galliard Capital Management

         The business and other connections of Galliard Capital Management ("Galliard") are set forth in the Uniform Application for Investment Advisor Registration ("Form ADV") of Galliard Capital Management as currently filed with the SEC which is incorporated by reference herein.


Item 27.          Principal Underwriter

                  (a) BISYS Fund Series Limited Partnership ("BISYS" or the "Distributor") acts as principal underwriter for the following investment companies:


                           BISYS FUND SERVICES LIMITED PARTNERSHIP
                           ---------------------------------------
                                Ambassador Funds
                                American Independence Funds Trust
                                American Performance Funds
                                AmSouth Mutual Funds
                                BB&T Funds
                                The Coventry Group
                                The Eureka Funds
                                The Hirtle Callaghan Trust
                                HSBC Advisor Funds Trust
                                HSBC Funds Trust
                                HSBC Investor Funds
                                HSBC Mutual Funds Trust
                                The Infinity Mutual Funds, Inc.
                                Leader Funds

                               MMA Praxis Mutual Funds
                               Mercantile Funds, Inc.
                               Old Westburg Funds
                               Pacific Capital Funds
                               USAllianz Funds Variable Insurance Products Trust Variable Insurance Funds
                               The Victory Portfolios
                               The Victory Variable Insurance Funds
                               The Williamette Funds
                               Vintage Mutual Funds, Inc.

                               BISYS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is an indirect wholly-owned subsidiary of the BISYS Group, Inc.



                  (b) Information about Directors and Officers of BISYS is as follows:

Name and Principal                 Position
Business Address                   with Underwriter          Positions Fund
----------------                   ----------------          ------------------
BISYS Fund Services, Inc.*         Sole General Partner      None
3435 Stelzer Road
Columbus, Ohio 43219
WC Subsidiary Corporation          Sole Limited Partner      None
150 Clove Road
Little Falls, New Jersey 07424

                  * Jocelyn E Fullmer - Executive Representative William Tomko - Supervising Principal

                  (c)      Not applicable.

Item 28.          Location of Accounts and Records

         (a) All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of BISYS (as administrator, transfer agent, fund accountant and distributor) located at 3435 Stelzer Road, Columbus, Ohio 43219 and INTRUST Financial Services and INTRUST Bank, N.A. (as adviser and custodian respectively) at 105 North Main Street, Box One, Wichita, Kansas 63201 and AMR Investment Services, Inc., at 4333 Amon Carter Boulevard, MD, 5645, Fort Worth, Texas 76155.


Item 29.          Management Services.

                  Not applicable.

Item 30.          Undertakings.

                  (a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the removal of a trustee if requested to do so by the holders of at least 10% of the Registrant's outstanding shares.

                  (b) Registrant undertakes to provide the support to shareholders specified in Section 16(c) of the 1940 Act as though that section applied to the Registrant.

                  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                          AMR INVESTMENT SERVICES TRUST
                                   SIGNATURES

         AMR Investment Services Trust certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of the American Independence Funds Trust to be signed on its behalf by the undersigned only with respect to disclosures relating to the International Equity Portfolio, a series of the AMR Investment Services Trust, hereunto duly authorized, in the City of Fort Worth and the State of Texas, on this 28th day of February, 2003.

                                           AMR INVESTMENT SERVICES TRUST.

                                           By:   /s/ William F. Quinn
                                                 ------------------------------
                                                 William F. Quinn, President

Attest:

By:   /s/ Barry Y. Greenberg
      ----------------------------------
      Barry Y. Greenberg, Vice President
      and Assistant Secretary

          This Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of the American Independence Funds Trust has been signed below by the following persons in the capacities and on the dates indicated only with respect to disclosures relating to the International Equity Portfolio, a series of the AMR Investment Services Trust.

Signature                                          Title                              Date
---------                                          -----                              ----

/s/ William F. Quinn                               President and Trustee              February 28, 2003
------------------------------------
William F. Quinn

Alan D. Feld*                                      Trustee                            February 28, 2003
------------------------------------
Alan D. Feld

Stephen D. O'Sullivan*                             Trustee                            February 28, 2003
------------------------------------
Stephen D. O'Sullivan

R. Gerald Turner*                                  Trustee                            February 28, 2003
------------------------------------
R. Gerald Turner

Kneeland Youngblood*                               Trustee                            February 28, 2003
------------------------------------
Kneeland Youngblood*

*BY:  /s/ William F. Quinn
      ------------------------------
      William F. Quinn
      Attorney-in-Fact
      Date: February 28, 2003

                                POWER OF ATTORNEY

         I, R. Gerald Turner, Trustee of AMR Investment Services Trust, the American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American Select Funds (collectively, the "Trusts"), hereby constitute and appoint William F. Quinn and Barry Y. Greenberg my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 30th day of August, 2001.

         Signature                                   Title
         ---------                                   -----

         /s/ R. Gerald Turner
         -----------------------------------
         R. Gerald Turner                            Trustee